SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|    Preliminary Proxy Statement |_|  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Brown-Benchmark Properties Limited Partnership
                  (Name of Registrant as Specified In Charter)

       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.

|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A

     (2) Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction $ 24,350,000

     (5) Total fee paid:   $ 4,870

|_|  Fee paid previously with preliminary materials: N/A

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

     (2) Form, Schedule or Registration Statement No.: N/A

     (3) Filing Party: N/A

     (4) Date Filed: N/A

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                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                             300 East Lombard Street
                                   Suite 1200
                            Baltimore, Maryland 21202
                            (410) 727-4083 Fax (410)
                                    625/2694

                                                 August, ___ 2003

Dear Limited Partners:

         Brown-Benchmark AGP, Inc., a Maryland corporation (the "Administrative General Partner"), and Benchmark Equities, Inc., an Ohio corporation (the "Development General Partner" and together with the Administrative General Partner, the "General Partners"), on behalf of Brown-Benchmark Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), are writing to request your consent to five proposals presented for your consideration. You are being asked to approve the sale of all or substantially all of the three multi-family housing complexes and other real estate related properties and assets (the "Properties") of the Partnership, the amendment of the Limited Partnership Agreement and the consummation of such other transactions associated with those sales.

         Proposal One: Sale of Woodhills Apartments located in West Carrollton, Ohio ("Woodhills"). You are being asked to approve the sale of Woodhills pursuant to the Purchase and Sale Agreement and Escrow Instructions dated as of July 16, 2003 (the "Woodhills Purchase Agreement"), by and between the Partnership and Crown Management, Corp., an Ohio corporation ("Crown") (the "Woodhills Sale") and to grant the General Partners the authority to take all other actions necessary or advisable in connection with or relating to the Woodhills Sale.

         Proposal Two: Sale of Deerfield Community located in Cincinnati, Ohio ("Deerfield"). You are being asked to approve the sale of Deerfield pursuant to the Purchase and Sale Agreement and Escrow Instructions dated as of July 16, 2003 (the "Deerfield Purchase Agreement"), by and between the Partnership and Connor & Murphy Ltd., an Ohio limited liability company ("C&M") (the "Deerfield Sale") and to grant the General Partners the authority to take all other actions necessary or advisable in connection with or relating to the Deerfield Sale.

         Proposal Three: Sale of Oakbrook Apartments located in Reynoldsburg, Ohio ("Oakbrook"). You are being asked to approve the sale of Oakbrook pursuant to the Purchase and Sale Agreement and Escrow Instructions dated as of July 29, 2003 (the "Oakbrook Purchase Agreement"), by and between the Partnership and Fleetwood Management, Inc., an Ohio corporation ("Fleetwood") (the "Oakbrook Sale") and to grant the General Partners the authority to take all other actions necessary or advisable in connection with or relating to the Oakbrook Sale.

         Proposal Four: Amendment of Limited Partnership Agreement. You are also being asked to approve the amendment of the Agreement of Limited Partnership of the Partnership dated as of June 1, 1987 (as amended, supplemented or otherwise modified from time to time,


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

the "Partnership Agreement") to permit the registered holders (the "Unitholders") of units of ownership interests in the Partnership ("Units"), to take actions presented to a vote of Unitholders, including approving the Transaction (as hereafter defined), without a meeting, by written consent or consents signed by Unitholders having not less than the minimum number of votes that would be necessary to authorize such actions at a meeting at which all Unitholders entitled to vote thereon were present and voted, and also to permit the General Partners to sell all or substantially all of the Partnership properties without first obtaining the Consent of the Unitholders (the "Amendment").

         Proposal Five: Approval of Liquidation. Finally, you are being asked to approve the liquidation, dissolution and winding up of the Partnership pursuant to Article 8 of the Partnership Agreement following the consummation of the Sales (the "Liquidation," and together with the Sales and the Amendment, the "Transaction").

         Although Unitholder approval is being requested for all five Proposals, the approval of the Woodhills Sale, the Deerfield Sale, the Oakbrook Sale, or the Amendment is NOT CONTINGENT UPON UNITHOLDER APPROVAL OF ANY OTHER PROPOSAL. The approval of the Liquidation is, however, contingent upon Unitholder approval of all of the Sales. This means that if Unitholders do not approve all of the Sales, but do approve any one or more of the Sales, the Partnership will proceed with the sale of all of the Properties for which Unitholder approval is obtained. If all of the Sales, the Amendment, and the Liquidation are approved by the Unitholders, the General Partners will proceed with the consummation of the Transaction including the liquidation, dissolution and winding up of the Partnership pursuant to Article 8 of the Partnership Agreement. If Unitholder approval is not obtained for any one or more of the Sales the General Partners will consider what other action, if any, should be taken with respect to the Partnership's remaining Properties and the liquidation, dissolution and winding up of the Partnership pursuant to Article 8 of the Partnership Agreement will not occur at this time.

         Assuming approval of the Liquidation, after consummation of all of the Sales, the Partnership will, in accordance with Article 8 of the Partnership Agreement, liquidate, dissolve and distribute its net assets, if any, to the Unitholders. The General Partners estimate that such distribution (after establishing a reserve for payment of liabilities and obligations relating to the business of the Partnership and the ownership, management, operation and maintenance of the Properties of the Partnership prior to closing, and the transaction expenses and prorated expenses pursuant to the Partnership Agreement, and prior to any reduction due to state or local tax withholding) will equal approximately $21.50 per Unit, although the actual amount distributed per Unit will vary depending on factors, including, but not limited to, the actual amounts of the reserve, transaction expenses, prorated expenses, and final terms of the Purchase Agreements.

         We have enclosed a Consent Solicitation Statement dated August __, 2003 (the "Solicitation Statement") and a form for indicating whether or not you wish to grant your consent to the Proposals (the "Consent Form").

         The enclosed materials discuss the terms of the Proposals in detail, but we would like to summarize our reasons for recommending that you consent to proceeding with the Proposals.

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

o We believe that the aggregate gross purchase price for the Partnership's Properties of $24,350,000, represents an attractive sales price for the Properties of the Partnership.

o The multi-family investment market nationwide is favorable, as there is more demand or capital looking for those types of investments than there are multi-family apartment complexes for sale. A sale of the Properties at this time will take advantage of such pent-up demand.

o The average age of the Partnership's Properties is 15 years. A sale at this time will avoid the anticipated capital expenditure requirements that will be needed over the next one to three years, which would have an adverse impact on the Partnership's ability to maintain or increase distributions to Unitholders.

o Each of the first mortgage loans secured by each of the three Properties have been extended by one year and will now mature on June 1, 2004. The Partnership is now faced with the decision whether to secure long-term finance alternatives to refinance and payoff the maturing loans from proceeds of new loans, or sell the Properties and payoff the loans from the sale proceeds. The General Partners believe the more prudent choice is to sell the Properties to payoff those loans.

     o The General Partners believe that the Amendment will facilitate the Sales by allowing the Partnership to more efficiently and cost effectively solicit the consent of Unitholders. The General Partners also believe that the Amendment will allow the Partnership to realize a higher price for its Properties in the event that any of the Sales is not consummated. The General Partners believe that potential purchasers may have discontinued negotiations in the past and potential purchasers may make lower offers to purchase the Properties in the future because of the delays, costs, and uncertainties related to the requirement to seek Unitholder approval of the sale of all or substantially all of the Partnership's assets.

         The record date for determining those Unitholders entitled to vote on the Proposals has been set by the Administrative General Partner pursuant to the Partnership Agreement as August 1, 2003. As of August 1, 2003, the Partnership has 500,000 Units issued and outstanding, which are held by 449 Unitholders, Accordingly, Unitholders holding 50.01% or 250,050 Units must consent to each of the Proposals in order for it to be approved by the Unitholders.

         The Solicitation Statement contains a complete discussion of the advantages and disadvantages of the Sales and other aspects of the Proposals under the heading "GENERAL PARTNERS' RECOMMENDATION." After carefully weighing the facts and circumstances associated with the Proposals, as well as alternative courses of action, we have concluded that the Transaction, including the subsequent dissolution, liquidation and winding-up of the Partnership is an attractive opportunity for Unitholders.

         Therefore, we recommend that you approve all of the Proposals by signing and returning the enclosed Consent Form in the accompanying postage prepaid envelope, by overnight courier or by facsimile to the address or facsimile number below. Your participation is extremely


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

important. Please note that this solicitation will expire at 5:00 P.M., Eastern Daylight Savings Time, on September 5, 2003, unless extended by the General Partners in their sole discretion.

         If you have any questions or would like additional copies of the enclosed materials, please feel free to contact Yolanda Harris, Investor Services Coordinator, at 300 East Lombard Street, Suite 1200, Baltimore, Maryland 21202; telephone number (410) 547-3016; facsimile number (410) 625-2694.

                             Your Vote Is Important


          Please Sign, Date and Return the Enclosed Consent Form PRIOR
                              TO September 5, 2003


                                Sincerely,


                                Brown-Benchmark Properties Limited Partnership

                                By:  Brown-Benchmark AGP, Inc.
                                Administrative General Partner


                                By:  _____________________________



                                By:  Benchmark Equities, Inc.
                                Development General Partner


                                By:  _____________________________


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


                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP

                         CONSENT SOLICITATION STATEMENT

                                  INTRODUCTION

         This Consent Solicitation Statement (this "Solicitation Statement") is being furnished to registered holders (the "Unitholders") of units of ownership interest ("Units") in Brown-Benchmark Properties Limited Partnership, a Delaware limited Partnership (the "Partnership"), as of 5:00 P.M. Eastern Daylight Savings Time on August __, 2003 (the "Record Date"), in connection with the solicitation of consents (the "Solicitation"), upon the terms and subject to the conditions described in this Solicitation Statement and the accompanying form of consent (the "Consent Form"), by Brown-Benchmark AGP, Inc., a Maryland corporation, (the "Administrative General Partner"), and Benchmark Equities, Inc., an Ohio corporation, (the "Development General Partner" and together with the Administrative General Partner, the "General Partners"), on behalf of the Partnership. Unitholders are being asked to consent to the following five proposals:

     1. The sale of Woodhills Apartments in located in West Carrollton, Ohio ("Woodhills") pursuant to the Purchase and Sale Agreement and Escrow Instructions dated as of July 16, 2003 (the "Woodhills Purchase Agreement"), by and between the Partnership and Crown Management, Corp., an Ohio corporation ("Crown") (the "Woodhills Sale") and the grant to the General Partners, or any one of them, through their officers, employees, and agents, of the authority to negotiate, execute, and deliver all documents, agreements, instruments, and certificates, and pay all fees, expenses and disbursements (including, but not limited to, real estate broker commissions), and take any and all other actions as they or any one of them may deem necessary or advisable in connection with or relating to the Woodhills Sale.

     2. The Sale of Deerfield Community located in Cincinnati, Ohio ("Deerfield") pursuant to the Purchase and Sale Agreement and Escrow Instructions dated as of July 16, 2003 (the "Deerfield Purchase Agreement"), by and between the Partnership and Connor & Murphy Ltd., an Ohio limited liability company ("C&M") (the "Deerfield Sale") and the grant to the General Partners, or any one of them, through their officers, employees, and agents, of the authority to negotiate, execute, and deliver all documents, agreements, instruments, and certificates, and pay all fees, expenses and disbursements (including, but not limited to, real estate broker commissions), and take any and all other actions as they or any one of them may deem necessary or advisable in connection with or relating to the Deerfield Sale.

     3.  The  Sale  of  Oakbrook   Apartments  located  in  Reynoldsburg,   Ohio
("Oakbrook")   pursuant  to  the  Purchase  and  Sales   Agreement   and  Escrow
Instructions dated as of July 29, 2003 (the "Oakbrook Purchase

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

     Agreement"), by and between the Partnership and Fleetwood Management, Inc., an Ohio corporation ("Fleetwood") (the "Oakbrook Sale") and the grant to the General Partners, or any one of them, through their officers, employees, and agents, of the authority to negotiate, execute, and deliver all documents, agreements, instruments, and certificates, and pay all fees, expenses and disbursements (including, but not limited to, real estate broker commissions), and take any and all other actions as they or any one of them may deem necessary or advisable in connection with or relating to the Oakbrook Sale.

     4. The amendment of the Agreement of Limited Partnership of the Partnership dated as of June 1, 1987 (as amended, supplemented or otherwise modified from time to time, the "Partnership Agreement") to permit the registered holders (the "Unitholders") of units of ownership interests in the Partnership ("Units"), to take actions presented to a vote of Unitholders, including the Transaction (as hereafter defined), without a meeting, by written consent or consents signed by Unitholders having not less than the minimum number of votes that would be necessary to authorize such actions at a meeting at which all Unitholders entitled to vote thereon were present and voted, and to permit the General Partners to sell all or substantially all of the Partnership properties without first obtaining the Consent of the Unitholders (the "Amendment").

     5. The liquidation, dissolution and winding-up of the Partnership pursuant to Article 8 of the Partnership Agreement following the consummation of the Sales (the "Liquidation," and together with the Sales and the Amendment, the "Transaction").

         Woodhills, Deerfield, and Oakbrook are sometimes collectively referred to in this Consent Solicitation Statement (the "Solicitation Statement") as the "Properties." The Woodhills Purchase Agreement, the Deerfield Purchase Agreement, and the Oakbrook Purchase Agreement are sometimes collectively referred to in this Solicitation Statement as the "Purchase Agreements." The Woodhills Sale, the Deerfield Sale, and the Oakbrook Sale are sometimes collectively referred to in this Solicitation Statement as the "Sales."

         The Woodhills Purchase Agreement (excluding the schedules and exhibits thereto) is attached as Annex I hereto, the Deerfield Purchase Agreement (excluding the schedules and exhibits thereto) is attached as Annex II hereto, and the Oakbrook Purchase Agreement is attached as Annex III hereto. The Purchase Agreements (excluding the schedules and exhibits thereto) are incorporated herein by reference. Upon consummation of the Sales, the Partnership will receive approximately gross aggregate consideration of $24,350,000, as adjusted by the prorations described in the Purchase Agreements, including, but not limited to, proration of taxes, rents and security deposits. The purchase price pursuant to the Woodhills Purchase Agreement is $6,900,000. The purchase price pursuant to the Deerfield Purchase Agreement is $10,600,000. The purchase price pursuant to the Oakbrook Purchase Agreement is $6,850,000. Assuming the sale of all of the Properties, after the consummation of the Transaction, the Partnership will, in accordance with Article 8 of the Partnership Agreement, dissolve effective as


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

of the date of consummation of the final Sale, and, thereafter, the General Partners will commence liquidation and winding up the Partnership and will file a certificate of cancellation under the Delaware Revised Uniform Limited Partnership Act. The net assets (including net proceeds of the Sales), after establishing the reserve for payment of expenses relating to the business of the Partnership and the ownership, operation, management and maintenance of the Properties prior to closing and payment of prorated expenses and the transaction expenses, will be distributed by the General Partners in accordance with Section
4.4 of the Partnership Agreement to the Unitholders and the General Partners in proportion to their respective Capital Accounts. The General Partners presently estimate that the net cash proceeds from the Sales (after the establishment of reserves) will be approximately $10,750,000, or approximately $21.50 per Unit (prior to any reduction due to state or local tax withholding). The actual amount distributed to Unitholders will vary based on the actual amount of the Partnership's actual liabilities and obligations payable to creditors, including transaction expenses and prorated expenses. To date, based on the first admission date, the Partnership has distributed approximately $18.02 per Unit from operations, cash reserves and refinancing proceeds. Consequently, from inception of the investment to the closing of the Sales of the Properties, a Unitholder who originally invested $25.00 per Unit should receive total cash distributions of approximately $39.52 per Unit. See "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS."

         In order to facilitate the approval of the Sales, the General Partners are recommending that the Unitholders approve the Amendment, to permit the General Partners to solicit the written consent of Unitholders to the Sales, Amendment and Liquidation as opposed to holding and calling a meeting of Unitholders. The Amendment will also allow the General Partners to sell all or substantially all of the assets of the Partnership in the future without first obtaining the consent of Unitholders, in the event that one or more of the Sales is not approved by the Unitholders, or is otherwise not consummated. The General Partners believe that the written consent process will enable the Partnership to solicit the consent of Unitholders on a more efficient and cost effective basis. The General Partners also believe that the removal of the requirement to obtain Unitholder consent for a sale of all of substantially all of Partnership's assets will allow the Partnership to maximize the purchase price it is able to negotiate for its Properties by providing certainty to potential purchasers. The vote required to approve the Sales, Amendment and Liquidation will require the consent of Unitholders owning more than 50% of the outstanding Units, which is not less than the minimum vote that would be necessary to authorize or take such action at a meeting at which all Unitholders entitled to vote thereon were present.

         This Solicitation Statement and the enclosed Consent Form are first being mailed to Unitholders on or about August __, 2003.

         This Solicitation Statement, including the Purchase Agreements (excluding schedules and exhibits) attached hereto as Annex I, Annex II, and Annex III and the Amendment attached hereto as Annex IV and incorporated herein by reference, contain important information that should be read before any decision is made with respect to the Transaction. All summaries and other information in this Solicitation Statement are qualified in their entirety by reference to the Purchase Agreements attached hereto as Annex I, Annex II, and Annex III (excluding schedules and exhibits) and the Amendment attached hereto as Annex IV, as applicable. Unitholders are urged also to read the full text of the Purchase Agreements and the Amendment in their entirety.

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 THE GENERAL PARTNERS RECOMMEND THAT UNITHOLDERS CONSENT TO ALL OF THE PROPOSALS

         THIS SOLICITATION OF CONSENTS WILL EXPIRE AT 5:00 P.M., EASTERN DAYLIGHT SAVINGS TIME, ON September 5, 2003 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNERS IN THEIR SOLE DISCRETION. CONSENT FORMS MAY BE REVOKED AT ANY TIME UNTIL THE EXPIRATION DATE, BUT MAY NOT BE REVOKED THEREAFTER. See "DESCRIPTION OF THE SOLICITATION-Revocation of Instructions" below.

         Questions and requests for assistance or additional copies of the Solicitation documents may be directed to the Administrative General Partner at the Partnership's principal executive office at 300 East Lombard Street, Suite 1200, Baltimore, Maryland 21202, Attention: Yolanda Harris; Telephone Number:
(410) 547- 3016; Facsimile Number: (410) 625-2694.

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

                         DESCRIPTION OF THE SOLICITATION

         Purpose of the Solicitation

         In the accompanying Consent Form, the General Partners on behalf of the Partnership are soliciting consents from Unitholders for the purpose of approving the proposed Sales, Amendment and Liquidation. See "DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENTS," "DESCRIPTION OF THE SALE," "THE AMENDMENT" and "USE OF PROCEEDS."

         The cost of preparing, assembling, printing and mailing this Solicitation Statement and the enclosed Consent Form, and the cost of soliciting Consent Forms, will be borne by the Partnership. Solicitation of the Consent Forms will be made initially by mail. In addition to solicitation by mail, Consent Forms may also be solicited, on behalf of the Partnership, in person, by telephone or by facsimile by directors, officers or other regular employees of any General Partner. No additional compensation will be paid to directors, officers or other regular employees of such General Partner for such services.

         Expiration Date; Extension; Amendment

         This Solicitation Statement is furnished in connection with the solicitation of Consent Forms by the General Partners, on behalf of the Partnership, to the Transaction, as contemplated by the Purchase Agreement. The Solicitation will expire at 5:00 p.m., Eastern Daylight Savings Time, on the Expiration Date, unless extended by the General Partners in their sole discretion. The Partnership expressly reserves the right, in the sole discretion of the General Partners, (i) to extend the Expiration Date, from time to time, until the Requisite Consents (as defined below) have been obtained, and (ii) to amend, at any time or from time to time, before the Requisite Consents are obtained, any terms of the Solicitation. As promptly as practicable following any such extension or any material amendment to this Solicitation, notice thereof shall be given by the Partnership to each Unitholder in writing.

         Record Date; Requisite Consents

         The Partnership has fixed the close of business on August 1, 2003, as the Record Date for determining the Unitholders entitled to notice of and to consent to the Sales, Amendment and Liquidation. Only Unitholders on the Record Date or their duly designated proxies may execute and deliver a Consent Form.

         As of the Record Date, there were 500,000 Units outstanding held by approximately 449 holders of record. Each Unitholder is entitled to one vote per Unit. In order to consummate the Transaction, the General Partners are seeking the consent of the Unitholders owning more than 50.01% of the issued and outstanding Units or 250,050 Units (the "Requisite Consents") to each of the (i) Woodhills Sale, (ii) Deerfield Sale, (iii) Oakbrook Sale, (iv) Amendment, and
(v) Liquidation. Although Unitholder approval is being requested for all five Proposals, the approval of each of the Woodhills Sale, the Deerfield Sale, the Oakbrook Sale, or the Amendment is not contingent upon the approval of any other Proposal. Approval of the Liquidation is contingent upon the Unitholder approval of all of the Sales. It is anticipated that the Partnership will sell each of the Properties for which Unitholder consent is obtained even if


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     Unitholders  do  not  consent  to  all  of the  Sales.  Failure  to  obtain
Unitholder consent for all of the Sales will delay the Liquidation, which will not occur until after all of the Properties have been sold.

         Consent Procedures

         UNITHOLDERS WHO DESIRE TO CONSENT TO THE TRANSACTION SHOULD DO SO BY MARKING THE "CONSENT" BOX FOR EACH OF THE (A) WOODHILLS SALE, (B) DEERFIELD SALE, (C) OAKBROOK SALE, (D) AMENDMENT, AND (E) ANCILLARY TRANSACTIONS, ON THE CONSENT FORM INCLUDED HEREWITH, AND COMPLETING, SIGNING, DATING AND DELIVERING THE CONSENT FORM TO THE PARTNERSHIP BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN AND THEREIN.

         All Consent Forms that are properly completed, signed and delivered to the Partnership and not properly revoked (See "DESCRIPTION OF THE SOLICITATION-Revocation of Instructions" below) prior to the Expiration Date, will be given effect in accordance with the specifications thereof. IF A CONSENT FORM IS DELIVERED AND NONE OF THE "CONSENT," "DOES NOT CONSENT" OR THE "ABSTAIN" BOXES ARE MARKED WITH RESPECT TO ANY OF THE (A) SALE, (B) AMENDMENT OR (C) ANCILLARY TRANSACTIONS, BUT THE CONSENT FORM IS OTHERWISE PROPERLY COMPLETED AND SIGNED, THE UNITHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE MATTER TO WHICH SUCH NON-VOTE RELATES.

         Consent Forms must be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all such holders must sign the Consent Form. If a Consent Form is signed by a trustee, partner, manager, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and must submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.

         The execution and delivery of a Consent Form will not affect a Unitholder's right to sell or transfer the Units (subject to Article VII and other applicable provisions of the Partnership Agreement and the requirements of Federal and applicable state securities laws). All Consent Forms received by the Partnership (and not properly revoked) prior to the Expiration Date will be effective notwithstanding a record transfer of such Units subsequent to the Record Date, unless the Unitholder revokes such Consent Form prior to 5:00 p.m., Eastern Daylight Savings Time, on the Expiration Date by following the procedures set forth under the heading "DESCRIPTION OF THE SOLICITATION-Revocation of Instructions" below.

         All questions as to the validity, form and eligibility (including time of receipt) of a Consent Form, consent procedures, interpretations of the terms and conditions of this Solicitation, and any other applicable matter will be determined by the General Partners in their


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

     sole discretion, which determination will be conclusive and binding on the Unitholders. The Administrative General Partner, in its sole discretion, on behalf of the Partnership, reserves the right to reject any or all Consent Forms that are not properly executed, dated or are otherwise not in proper form, and such rejected Consent Forms will not be counted as a vote on any matter presented to the Unitholders. The Administrative General Partner, in its sole discretion, on behalf of the Partnership, also reserves the right to waive any delivery defects or irregularities or conditions as to applicable Consent Forms and upon such waiver to count such Consent Forms in connection with the matters presented to a vote of Unitholders. Unless waived by the Administration General Partner, in its sole discretion, the delivery of any Consent Form that is the subject of a delivery defect or irregularity or failure of a delivery condition will not be deemed to have been made until and unless all such defects, irregularities or failed conditions have been cured by the applicable Unitholder prior to the Expiration Time, however, none of the General Partners, any of their respective affiliates or any other persons shall be under any duty to give any notification of any such defects, irregularities or failed conditions, or waivers thereof, to the applicable Unitholder, nor shall any of them incur any liability for failure to give such notification.

         Revocation of Instructions

         Any Unitholder who has delivered a Consent Form to the Partnership may revoke any voting instructions set forth in such Consent Form by delivering to the Administrative General Partner a written notice of revocation prior to 5:00 p.m., Eastern Daylight Savings Time, on the Expiration Date. In order to be effective, a notice of revocation of any voting instructions set forth in a Consent Form must (a) contain the name of the Unitholder who delivered the Consent Form, (b) be in the form of a subsequent Consent Form with such Unitholder's voting choice as to each matter submitted to a vote of Unitholders clearly marked either as "CONSENT" or "DOES NOT CONSENT" or "ABSTAIN", as the case may be, (c) be signed by the Unitholder thereof in the same manner as such Unitholder's signature appears on the records of the Partnership, (d) bear a date that is later than the date of the Consent Form that is being revoked, and
(e) be received by the Administrative General Partner prior to 5:00 p.m. Eastern Daylight Savings Time, on the Expiration Date at its address set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched or delivered to an improper address or is not received in a timely manner will not be effective to revoke the voting instructions set forth in a Consent Form previously given. A revocation of the voting instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. NO UNITHOLDER MAY REVOKE THE VOTING INSTRUCTIONS SET FORTH IN A CONSENT FORM AFTER 5:00 P.M., EASTERN DAYLIGHT SAVINGS TIME, ON THE EXPIRATION DATE.

         No Dissenting Unitholders' Rights

         Under the Delaware Revised Uniform Limited Partnership Act and under the Partnership Agreement, Unitholders do not have dissenter's appraisal rights in connection with the Sales.

                          INTERESTS OF CERTAIN PERSONS

         The terms of the Sales were determined through arm's length negotiations between the General Partners, Crown, C&M, and Fleetwood, as applicable.

                          DESCRIPTION OF THE PROPERTIES

         The Partnership owns three multi-family housing complexes located in mid-size markets in the State of Ohio. Summary characteristics of the three multi-family housing complexes are described below.

o Woodhills. Woodhills is located in West Carrollton Ohio, and contains 186 apartment units, consisting of 12 one-story villas, 54 two-story townhouses, 5 three-story garden style buildings containing 120 units, a swimming pool, volleyball court and a clubhouse. Woodhills' 2002 gross rental income was $1,210,504 and its average rental rate during the first quarter of 2003 was $626 per month. Woodhills' "Economic Occupancy" (defined as gross potential rent less actual vacancy losses divided by gross potential rent for the entire period, expressed as a percentage) for the month of March 2003, was 94%. Woodhills was completed in 1988.

o Oakbrook. Oakbrook is located in Reynoldsburg, Ohio, and contains 181 apartment units, consisting of 20 one-story villas, 81 two-story townhouses, 5 two-story garden style buildings containing 80 units, a swimming pool, volleyball court and a clubhouse. Oakbrook's 2002 gross rental income was $1,242,714 and its average rental rate during the first quarter of 2003 was $625 per month. Oakbrook's "Economic Occupancy" (defined as gross potential rent less actual vacancy losses divided by gross potential rent for the entire period, expressed as a percentage) for the month of March 2003, was 97%. Oakbrook was completed in 1988.

o Deerfield. Deerfield is located in Union Township, Ohio, and contains 223 apartment units, consisting of 32 one- and two-story apartment buildings, a swimming pool, volleyball court and a clubhouse. Deerfield's 2002 gross rental income was $1,598,116 and its average rental rate during the first quarter of 2003 was $649 per month. Deerfield's "Economic Occupancy" (defined as gross potential rent less actual vacancy losses divided by gross potential rent for the entire period, expressed as a percentage) for the month of March 2003, was 96%. Deerfield was completed in 1989.

               DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENTS

         Parties to the Purchase Agreements

         The Woodhills Purchase Agreement has been entered into between the Partnership, as seller, and Crown Management Corporation, an Ohio corporation ("Crown"), as purchaser. Pursuant to the Woodhills Purchase Agreement, the Partnership has agreed to sell all of its interests in Woodhills to Crown. The summary contained in this Solicitation Statement is qualified in its entirety by reference to the Woodhills Purchase Agreement, which is attached as Annex I hereto and is incorporated herein by reference, which the Unitholders should read in its entirety.

         The Deerfield Purchase Agreement has been entered into between the Partnership, as seller, and Connor & Murphy, Ltd., an Ohio limited liability company ("C&M"), as purchaser. Pursuant to the Deerfield Purchase Agreement, the Partnership has agreed to sell all of its interests in Deerfield to C&M. The summary contained in this Solicitation Statement is qualified in its entirety by reference to the Deerfield Purchase Agreement, which is attached as Annex II hereto and is incorporated herein by reference, which the Unitholders should read in its entirety.

         The Oakbrook Purchase Agreement has been entered into between the Partnership, as seller, and Fleetwood Management, Inc., an Ohio corporation ("Fleetwood"), as purchaser. Pursuant to the Oakbrook Purchase Agreement, the Partnership has agreed to sell all of its interests in Oakbrook to Fleetwood. The summary contained in this Solicitation Statement is qualified in its entirety by reference to the Oakbrook Purchase Agreement, which is attached as Annex III hereto and is incorporated herein by reference, which the Unitholders should read in its entirety.

         The Partnership is a Delaware limited partnership with its principal executive office at 300 East Lombard Street, Suite 1200, Baltimore, Maryland 21202; Telephone Number (410) 727-4083. For a description of the Partnership and the Properties, see the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Partnership's 10-K") and Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Partnership's 10-Q"), copies of which are being mailed to Unitholders together with this Solicitation Statement and are incorporated herein by reference.

         Crown is an Ohio corporation with its principal executive office at 10875 Indeco Drive, Cincinnati, Ohio 45241; Telephone Number (513) 936-4153. C&M is an Ohio limited liability company with its principal executive offices at 1255 E. Alex-Bell Road, Centerville, Ohio 45459; Telephone Number (937)-3095. Fleetwood is an Ohio corporation with its principal executive offices at 1675 Old Henderson Road, Columbus, Ohio 43220; Telephone Number (614) 538-1288.

         Properties and Assets Being Transferred

         The Purchase Agreements provide that at the closing of the Sales (the "Closings"), the Partnership will transfer and convey to the Purchasers all of the Properties. The Properties consist of Woodhills in West Carrollton, Montgomery County, Ohio, Oakbrook in Reynoldsburg, Franklin County, Ohio, Deerfield in Cincinnati, Clermont County, Ohio and other real estate related assets and properties of the Partnership. See "LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS."

         Purchase Price

         The gross aggregate purchase price for the Properties is approximately $24,350,000, which will be paid at the Closing (the "Purchase Price"). The Purchase Price pursuant to the

Woodhills Purchase Agreement is
$6,900,000 and Crown has agreed to make a deposit of $75,000 to be held in escrow and applied towards the Purchase Price at the Closing. The Purchase Price pursuant to the Deerfield Purchase Agreement is $10,600,000 and C&M has agreed to make a deposit of $200,000 to be held in escrow and applied toward the Purchase Price at Closing. The Purchase Price pursuant to the Oakbrook Purchase Agreement is $6,850,000 and Fleetwood has agreed to make a deposit of $100,000 to be held in escrow and applied towards the Purchase Price at the Closing. Taxes, Rents, security deposits and other proratable items for each of the Properties will be prorated between the respective Purchaser and the Partnership. With respect to the Deerfield Purchase Agreement, C&M has agreed to pay all costs related to title insurance, surveys and recording fees. With respect to the Woodhills Purchase Agreement and Oakbrook Purchase Agreement, the Purchasers have agreed to pay all costs relating to title insurance, surveys, transfer taxes and recording fees in connection with the sale and transfer of the Properties. The Partnership will pay the real estate broker commissions relating to the Sales.

         Assumption of Liabilities and Obligations of the Partnership

         The partnership will receive a credit for any real estate taxes and assessments actually paid by the Partnership for the period from and after the Closing Date. The Purchasers will receive a credit for any accrued but unpaid real estate taxes and assessments applicable to any period before the Closing Date, even if such taxes are not yet due and payable. If the amount of any such unpaid taxes has not been determined as of the Closing Date, such credit will be based upon 103% of the most recent ascertainable taxes, after which the Purchasers shall assume the obligations to pay the applicable taxing authorities. That proration will be final. All receipts from the Properties, amounts due for utilities serving the Properties, and charges for certain other service and supply contracts will be prorated between the Partnership and the Purchasers as of the Closing Date. The Partnership will reserve a certain amount of the proceeds of the Sales for the purposes of satisfying any obligations and liabilities relating to the business of the Partnership and ownership, management, operation and maintenance of the Properties of the Partnership prior to the Closing and will pay prorated expenses and transaction expenses, including the costs of the Solicitation. The actual amount of such reserve and expenses will be determined by the General Partners at the Closing.

         Closing and Conditions to Closing

         The Purchase Agreements provide that the Closing of the Woodhills Sale will occur on September 29, 2003, the Closing of the Deerfield Sale will occur on October 29, 2003, and the Closing of the Oakbrook Sale will occur on October 13, 2003, unless extended by mutual agreement by the Partnership and the Purchasers.

         Under the Purchase Agreements, the consummation of the Sales are subject to the satisfaction of certain conditions, including (i) the absence of any material adverse change in any Property or the use or operation therof, unless waived by the Purchasers; (ii) receipt of a commitment from the Title Company to issue a Policy of Title Insurance insuring each Purchaser, its assignee or nominee, as owner of good, marketable title, and indefeasible fee simple title to the Properties; and (iii) the consent of the Unitholders owning more than 50% of the outstanding Units to the applicable Sale.

 Representations and Warranties; Covenants; Engineering and Environmental Audit

         The Purchase Agreements contain representations and warranties with respect to the Partnership and the Properties which generally are customary in a transaction of this type including, without limitation, representations by the Partnership that it has the authority to enter into the Purchase Agreement and that it has all necessary consents to consummate the Sales, subject to obtaining the Requisite Consents of the Unitholders as described herein, and that it has good and marketable title to the Properties. The Partnership also has covenanted, among other things, to grant to the Purchasers access to the Properties during the period prior to the Closing and to allow the Purchasers to conduct engineering audits and other inspections and investigations of the Properties. The Purchasers have agreed to indemnify the Partnership for all liabilities, costs, claims, losses and damages imposed upon the Partnership in connection with such audits and the entry upon the Properties by the Purchasers' employees, agents and independent contractors.

         The Purchase Agreements may be terminated (a) upon the mutual written consent of the Partnership and the Purchaser, (b) by the Partnership or the Purchaser upon default of the other party, or such party's failure to close the Transaction as required under the Purchase Agreement, or (c) if the Closing has not taken place by the date specified in the applicable Purchase Agreement. In the event of a default by the Partnership under a Purchase Agreement, the sole remedies of the Purchaser shall be (i) the return of the Deposit and (ii) to pursue such remedies for breach of contract as may be available at law and in equity, subject to the limitations set forth in each Purchase Agreement. In the event of a default by the Purchaser, the Partnership is released from its obligation to sell the respective Property and is entitled to retain the Deposit as liquidated damages.

         Exclusivity

         Pursuant to the Purchase Agreements, the Partnership has agreed that it will not list the Properties with any broker other than CB Richard Ellis or otherwise solicit or make or accept any offers to sell the Properties, engage in any discussions or negotiations with any third party with respect to the sale or other disposition of the Properties, or enter into any contracts or agreements other than the Purchase Agreements (whether binding or not) regarding any disposition of the Properties.

         Regulatory Requirements

         To the best knowledge of the Partnership, other than applicable requirements under the federal securities laws and the Delaware Revised Uniform Limited Partnership Act, there are no federal or state regulatory requirements which must be complied with, nor are there any governmental consents or approvals that must be obtained, in connection with the Transaction, other than requirements relating to (i) the Requisite Consents and (ii) the liquidation and dissolution of the Partnership following consummation of the Sales. The Partnership intends to comply with all requisite regulatory requirements.

         Prorations

         The Partnership will reserve an estimated amount of the gross proceeds of the Sales for the purpose of satisfying Partnership obligations and liabilities relating to the business of the Partnership and ownership, management, operation and maintenance of the Properties of the Partnership prior to the Closing Date, the payment of transaction expenses and prorated expenses, and the dissolution and liquidation of the Partnership. The actual amount of such reserve and expenses will be determined by the General Partners at or after the Closing.

                             DESCRIPTION OF THE SALE

         The General Partners estimate that the net cash proceeds of the Sales (after taking into account the establishment of a reserve for payment of liabilities and obligations relating the business of the Partnership and the ownership, management, operation and maintenance of the Properties of the Partnership prior to the Closing Date, transaction expenses and prorated expenses), will result in a return to Unitholders of approximately $21.50 per Unit (depending upon the actual amounts of such reserve and expenses) prior to any reduction due to state or local tax withholding, which range from 5.0% to 8.5% of the Unitholders' allocable share of net income or gain from sales of the Properties (depending upon the type of ownership interest). Consequently, from inception of the investment to the closing of the Sales of the Properties, a Unitholder who originally invested $25.00 per Unit should receive total cash distributions of approximately $39.52 per Unit. There can, however, be no assurances that this will be the actual amount distributed to Unitholders because such reserves have not yet been established, the amount of expenses of consummating the Transaction is not final and one or more of the Properties may be excluded from the Sales. See "DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENT-Closing and Conditions to Closing."

         Background and Reasons for the Sales

         Background. The General Partners' primary reasons for recommending that the Unitholders consent to proceeding with the Sales are as follows:

         The General Partners believe that the aggregate gross purchase price for the Partnership's Properties of $24,350,000, represents an attractive sales price for the Properties of the Partnership.

o The multi-family investment market nationwide is favorable, as there is more demand or capital looking for those types of investments than there are multi-family apartment complexes for sale. A sale of the Properties at this time will take advantage of such pent-up demand.

o The average age of the Partnership's Properties is 15 years. A sale at this time will avoid the anticipated capital expenditure requirements that will be needed over the next one to three years, which would have an adverse impact on the Partnership's ability to maintain or increase distributions to Unitholders.

o Each of the first mortgage loans secured by each of the three Properties have been extended by one year and will now mature on June 1, 2004. The Partnership is now faced with the decision whether to secure long-term finance alternatives to refinance and payoff the maturing loans from proceeds of new loans, or sell the Properties and payoff the loans from the sale proceeds. The General Partners believe the more prudent choice is to sell the Properties to payoff those loans.

o The General Partners believe that the Amendment will facilitate the Sales by allowing the Partnership to more efficiently and cost effectively solicit the consent of Unitholders. The General Partners also believe that the Amendment will allow the Partnership to realize a higher price for its Properties in the event that any of the Sales is not consummated. The General Partners believe that potential purchasers may have discontinued negotiations in the past and potential purchasers may make lower offers to purchase the Properties in the future because of the delays, costs, and uncertainties related to the requirement to seek Unitholder approval of the sale of all or substantially all of the Partnership's assets.

         Effective February 10, 2003, the Partnership engaged CB Richard Ellis to market the Properties to private and institutional real estate investors throughout the country. CB Richard Ellis is one of the largest national brokerage firms specializing in the sale of investment real estate. They have approximately 4000 brokers in 150 offices located throughout the U.S. Numerous potential buyers were identified through this marketing process, 21 of which made offers to purchase one or more of the Properties. The Partnership commenced negotiations with the Purchasers based on its belief that the Purchasers have the proven ability to close the sale. The Partnership believes that it has negotiated what it believes to be the highest price possible with the Purchasers. Neither CB Richard Ellis nor any of the Purchasers is affiliated with the Partnership or any General Partner or any of their respective partners, directors, officers, employees or affiliates. The terms and purchase price were derived through arm's length negotiations between the Partnership and the Purchasers. The Partnership did not obtain any independent appraisals or valuations of the Properties or third party opinions relating to the fairness of the consideration to be paid for the Properties.

         On July 16, 2003 the Partnership and Crown entered into the Woodhills Purchase Agreement. On July 16, 2003 the Partnership and C&M entered into the Deerfield Purchase Agreement. On July 29, 2003, the Partnership and Fleetwood entered into the Oakbrook Purchase Agreement. Under the terms of the Purchase Agreements, the Purchasers will purchase the Properties for an aggregate purchase price of approximately $24,350,000, as further adjusted by the prorations described in the Purchase Agreement. The General Partners estimate that this amount (after taking into account the establishment of a reserve for payment of unassumed liabilities and obligations relating to the business of the Partnership and the ownership, management, operation and maintenance of the Properties of the Partnership prior to the Closing, the transaction expenses and prorated expenses) will result in a return to Unitholders of approximately $21.50 per Unit (depending on the actual amount of such reserve and expenses), prior to any reduction due to state or local tax withholding. There can, however, be no assurances that this will be the actual amount distributed to Unitholders because reserves and estimated expenses have not yet been established and because one or more of the Properties may be excluded from the Sales. See "DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENT-Closing and Conditions to Closing."

         Reasons for the Sales. As more fully discussed under "GENERAL PARTNERS' RECOMMENDATION" below, the General Partners believe that the Purchase Price for the Properties represents an attractive sales price for the Properties based upon the pent-up demand for multi-family apartment complexes in the Partnership's markets, the adverse impact that anticipated future capital requirements for the Properties will have on the Partnership's ability to increase or maintain distributions to Unitholders, and the maturing of the existing indebtedness secured by the Properties. Accordingly, the General Partners believe that the Sales of the Properties at this time represent an attractive return on the investment of the Unitholders.

         Broker's Commissions

         In connection with the Sales, the Partnership will be obligated to pay CB Richard Ellis real estate broker's commissions of approximately $365,250.

                                  THE AMENDMENT

         The Partnership Agreement requires the General Partners to submit to a vote of Unitholders the decision of whether or not to sell all or substantially all of the Properties. Currently Section 11.1 of the Partnership Agreement provides that matters submitted to a vote of Unitholders may be submitted at a duly called and noticed meeting. In order to allow Unitholders to consent in writing to the Transaction as contemplated by this Solicitation Statement, the General Partners deem it advisable to amend the Partnership Agreement to expressly allow Unitholders to take actions by written consent in lieu of a meeting if the number of Units represented by the Unitholders so consenting represents the number of Units that would otherwise be required to take such action at a meeting of Unitholders.

         Currently Section 5.4 of the Partnership Agreement prohibits the General Partners from selling all, or substantially all, of the Properties of the Partnership without the Consent of the Unitholders. In order to facilitate the future negotiation and sale of any remaining Properties in the event that Unitholders do not consent to all of the Sales or any of the sales is otherwise not consummated, the General Partners deem it advisable to amend the Partnership Agreement to allow the General Partners to sell any remaining Properties without first obtaining Unitholder Consent.

         If consent of the Unitholders is obtained pursuant to this Solicitation Statement, the General Partners further reserve the right to amend the Partnership Agreement to the extent necessary to consummate the Sales, provided that substantially the same legal and economic effect to the Unitholders of the Sales is achieved. The Amendment will apply retroactively to any and all other actions of the Unitholders taken by written consent in lieu of a meeting. The Partnership Agreement requires that Unitholders holding more than 50% of the outstanding Units consent to any amendment of the Partnership Agreement.

              LIQUIDATION OF PARTNERSHIP; DISTRIBUTION OF PROCEEDS

         The General Partners estimate that the net cash proceeds from the Sales (after the establishment of a reserve for payment of obligations and liabilities relating to the business of the Partnership and the ownership, management, operation and maintenance of the Properties prior to the Closing Date, the transaction expenses and prorated expenses) will be approximately

$10,750,000, or approximately $21.50 per Unit (prior to any reduction due to state or local tax withholding). The actual amount distributed per Unit may vary depending on the actual amount of such reserves and expenses.

         The Partnership will transfer to the Purchasers, in connection with the Sales upon the Closing, a prorated portion of rents, security deposits and other proratable items in accordance with the Purchase Agreements. To the extent any cash remains in the account of the Partnership after the Sales and the establishment of a reserve for payment of obligations and liabilities relating to the business of the Partnership and the ownership, management, operation and maintenance of the Properties prior to the Closing, the transaction expenses and prorated expenses, the Partnership intends to liquidate, dissolve and wind-up the Partnership as soon as practicable after the Closing and to distribute net remaining cash proceeds to the Unitholder in accordance with the terms of the Partnership Agreement. Section 4.4 of the Partnership Agreement provides that net remaining cash proceeds will be distributed in proportion to the capital accounts of the General Partners and the Unitholders after the allocations for profits and loss from the Sales as provided in Sections 4.1A and B of the Partnership Agreement. Section 4.4C of the Partnership Agreement provides that such distributions will be made by the end of the taxable year of liquidation of the Partnership or, within 90 days of the date of liquidation, whichever is later.

                        GENERAL PARTNERS' RECOMMENDATION

         The Board of Directors of the Development General Partner and the Board of Directors of the Administrative General Partner have unanimously approved the transaction, and directed that the Sales, Amendment and Liquidation be submitted to the Partnership's Unitholders for consent with the recommendation that Unitholders consent to all aspects of the Transaction.

         The General Partners believe that the Sales, Amendment and Liquidation are in the best interests of the Partnership and the Unitholders, and, therefore, recommend that the Unitholders "CONSENT" to the Sales, Amendment and Ancillary Transaction.

         Advantages of the Sales

         The General Partners' recommendations are based upon the following factors with respect to the Sales:

         Valuation. The General Partners believe that the aggregate gross purchase price for the Properties of approximately $24,350,000 represents an attractive sales price. Investors or potential buyers of multi-family properties typically analyze an acquisition of a property based on an initial cash yield or direct capitalization methodology. The Purchase Price represents a weighted average per apartment unit value of approximately $41,271 for all the Properties and a direct capitalization rate of approximately 8.63%. The per apartment unit value and capitalization rate reflected by the Purchase Price represent attractive pricing compared to recent similar transactions in the Partnership's markets. The General Partners believe that the values reflected in the Purchase Price for each of the Properties are available from the Purchasers because the multi-family investment market nationwide is favorable, as there is more demand or capital looking for those types of investments than there are multi-family apartment complexes for sale. A sale at this time takes advantage of such pent-up demand.

         Property Age. The average age of the Properties is 15 years. As such, operating results in recent years have begun to be adversely affected by the cost of capital expenditures required to maintain the Properties. Over the next one year to three years, the General Partners estimate that approximately two to four million dollars will need to be expended for siding, roof, asphalt, and other Property repairs, as well as painting and appliance replacements. While the first quarter 2003 cash flow distribution represented an annual cash-on-cash return of 3% to Unitholders, capital expenditure requirements in future years likely will adversely impact the Partnership's ability to increase or maintain the level of distributions to Unitholders.

         FOR THE FOREGOING REASONS, THE GENERAL PARTNERS HAVE DETERMINED THAT THE SALE, AMENDMENT AND ANCILLARY TRANSACTIONS ARE IN THE BEST INTERESTS OF UNITHOLDERS AND RECOMMEND THAT UNITHOLDERS "CONSENT" TO THE SALE, AMENDMENT AND ANCILLARY TRANSACTIONS.

         Disadvantages of the Sales

         The primary disadvantages identified by the General Partners relating to the disposition of the Properties pursuant to the Sales included the following:

o The Sales and subsequent dissolution, liquidation and winding-up of the Partnership will prevent the Unitholders from participating in any possible future improvement in the Partnership's markets that could result in increased returns and enhanced Property values.

                              ACCOUNTING TREATMENT

         The Sales will be accounted for as a sale of assets. The Partnership estimates that the Sales of the Properties will result in a taxable gain of approximately $11,933,000 to the Partnership or approximately $23.87 per Unit.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is generally applicable to United States individuals and does not address all of the tax consequences that may be relevant to other classes of Unitholders, including corporations, foreign individuals and entities, and entities that are subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Tax Code"), including, but not limited to, regulated investment companies, financial institutions, life insurance companies, and tax-exempt organizations. UNITHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES OF THE TRANSACTION IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

         The Sales will be taxable transactions to the Unitholders. The Partnership will recognize gain or loss on the Sales equal to the difference between the amount realized by the Partnership on the Sales (generally, the cash received plus any liabilities of the Partnership assumed by the Purchasers) over its adjusted tax basis in the Properties. Gain on the Sales should generally be treated as capital gain, unless the Properties have been held primarily for sale to customers in the ordinary course of business (i.e., as "dealer" property). Nonetheless, a portion of the gain on the Sales may be taxable as ordinary income to the extent required by the depreciation recapture provisions of the Tax Code. Any loss on the Sales should be deductible as an ordinary loss.

         Because the Properties have been held for more than one year, any capital gain generally will be taxed to an individual Unitholder at a maximum rate of 20%. However, the portion of such gain equal to the amount of all prior depreciation deductions not otherwise required to be taxed as ordinary depreciation recapture income will be taxed at a maximum rate of 25%.

         The Partnership's gain or loss on the Sales will be allocated to Unitholders in the manner provided by the profit and loss allocation provisions of the Partnership Agreement and as required by Sections 704(b) and 704(c) of the Code and the Treasury Regulations thereunder. Such gain or loss will correspondingly increase or decrease each Unitholder's tax basis in his interest in the Partnership. Such basis will also be decreased by a constructive distribution of money equal to the reduction in the Unitholder's share of the liabilities (if any) of the Partnership as a result of the Sales. Upon distribution of the proceeds of the Sales to the Unitholders, a Unitholder will recognize gain to the extent that the Unitholder's share of the proceeds (as determined under the Partnership Agreement) is greater than the Unitholder's tax basis in his interest in the Partnership (as adjusted for the Unitholder's allocable share of gain or loss on the Sale). To the extent a Unitholder has any unused passive activity losses under Section 469 of the Code that are attributable to the Properties (i.e., passive activity losses not previously deducted against passive activity or other taxable income of such Unitholder), such losses would be deductible in full as a result of the Sales if the Unitholder is deemed to have made a complete disposition of his interest in such passive activity, and therefore would be available to offset such Unitholder's allocable share of any gain resulting from the Sales.

         Upon liquidation of the Partnership, the Unitholder will recognize a gain to the extent that the basis of his interest in the Partnership is less than the amounts distributed to him in liquidation (assuming such Unitholder is distributed only cash in such liquidation), and will recognize a loss to the extent the basis of his interest in the Partnership exceeds the amounts distributed. Such gain or loss will be capital gain or loss, assuming the Unitholder held his interest as a capital asset. The applicable tax rate for such capital gain or loss will depend on the Unitholder's holding period in his or her interest, but generally will be taxed at a maximum rate of 20% if the Unitholder held his or her interest in the Partnership for more than one year.

         Any gain recognized by a Unitholder may also be subject to state and local income taxes. Because the Properties are located in Ohio, a Unitholder will be subject to Ohio income tax of up to 8.5% of the Unitholder's allocable share of the net income or gain from the Sales of such Properties. The Partnership generally will be required to withhold and pay over to the Ohio income tax authority an amount equal to 5% of any cash distributions made to such Unitholders that are not in the character of a return of capital or a distribution of previously taxed income. Any tax so withheld is creditable by the Unitholder against Ohio income tax liability.

                             SELECTED FINANCIAL DATA

         Revenues and net earnings (loss) information for the Partnership furnished below is for the years ended December 31:

Revenues:                                   2002             2001               2000             1999              1998

Rental income                        $ 4,051,334      $ 4,094,636        $ 4,081,685      $ 3,996,371       $ 3,888,213
Interest income                            1,715           16,058             29,033           18,401            29,601
Net earnings (loss)                    (153,400)           74,040            149,434          162,838            40,949
Net earnings (loss) per Unit
                                          (0.30)             0.15               0.29             0.32              0.08
Total assets                          11,806,358       12,831,516         13,754,230       14,636,231        15,470,731
Mortgage loans Payable
                                      13,176,703       13,448,501         13,710,478       13,953,098        14,177,678
Partners'/Unitholders'
capital (deficit)                    (2,197,985)      (1,375,089)          (683,761)         (67,827)           534,703
Book Value per Unit                       (3.71)           (2.10)             (0.74)             0.46              1.64

Revenues and net earnings (loss) information for the Partnership furnished below is for the interim period ended March 31, 2003:

Revenues:                       3 months ended March 31,
                                                    2003

Rental income                                 $1,057,666
Interest income                                      377
Net earnings (loss)                               48,206
Net earnings (loss) per Unit
                                                    0.09
Total assets                                  11,558,348
Mortgage loans Payable
                                              13,111,041
Partners'/Unitholders'
capital (deficit)                            (2,245,341)
Book Value per Unit                               (3.80)

         The above selected financial data should be read in conjunction with the Partnership's financial statements and accompanying notes in the Partnership's Form 10-K and the Partnership's Form 10-Q incorporated by reference in this Solicitation Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Outstanding Voting Securities; Record Date

         As of the Record Date, there were 500,000 Units outstanding, which represent all of the voting securities of the Partnership. Each Unit is entitled to one vote. Only Unitholders of record as of the Record Date will be entitled to notice of and to execute and deliver a Consent Form.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of the Record Date, the beneficial ownership of Units of the Partnership by persons or entities beneficially owning more than 5% of the Units, the individual directors and officers of the Administrative General Partner, the individual directors and officers of the Development General Partner and all of the directors and officers of each of the Administration General Partner and the Development General Partner as a group.

                  Name                           Title of Class               Amount of Units       Percent of Class
                                                                            Beneficially Owned
Equity Resources Group, Inc               Assignee Units of Limited               33,5001                6.700%
44 Brattle Street                         Partnership Interests
Cambridge, MA 02138

McKenzie Patterson, Inc.                  Assignee Units of Limited               26,1801                5.236%
1640 School Street                        Partnership Interests
Moraga, CA 94555

CMG Ventures, LLC                         Assignee Units of Limited               46,3501                9.270%
999 Third Avenue, Suite 3800              Partnership Interests
Seattle, WA 98104

Ira Gaines                                Assignee Units of Limited               36,5471                7.309%
3116 East Shea Blvd.                      Partnership Interests
Phoenix, AZ 85028

Brown-Benchmark Holding Co., Inc.         Units of Limited Partnership                402                 100%
300 East Lombard Street,                  Interests
Suite 1200
Baltimore, Maryland 21202

1-The cumulative assignee units of limited partnership interests disclosed above are owned by multiple entities that are controlled by the named holders.

2-The Units held by Brown-Benchmark Holding Co.,Inc., the Assignor Limited
     Partner, and an affiliate of the Administrative General Partner, have all the rights attributable to Units under the Partnership Agreement except that they are nonvoting.


Brown-Benchmark AGP, Inc.                 General Partnership Interest              N/A                    50%
300 East Lombard Street,
Suite 1200
Baltimore, Maryland 212023

Benchmark Equities, Inc.                  General Partnership Interest              N/A                    50%
630 Hay Avenue
Brookville, Ohio 453094


Directors and Officers of
Administrative General
Partner as a Group*

John M. Prugh                             Assignee Units of Limited                 200                   0.04%
c/o 300 East Lombard Street               Partnership Interests
Suite 1200
Baltimore, MD 21202


Directors and Officers of Development
General Partner as a Group*

Daniel P. Riedel                          Assignee Units of Limited                 200                   0.04%
c/o 630 Hay Avenue                        Partnership Interests
Brookville, Ohio 45309

* Less than 1% of class.




3-The Administrative General Partner has a 1% interest in the Partnership as General Partner, but holds no Units.

4-The Development General Partner has a 1% interest in the Partnership as General Partner, but holds no Units.

                         MARKET FOR UNITS; DISTRIBUTIONS

         There is no established public trading market for the Units.

         The Partnership declared quarterly cash distributions to Unitholders for 1998 through the first quarter of 2003 as set forth in the following table:

Quarter           2003           2002          2001          2000          1999          1998
1st              $0.1875        0.3750        0.3750        0.3750        0.3750        0.3750
2nd                N/A          0.3750        0.3750        0.3750        0.3750        0.3750
3rd                N/A          0.1875        0.3750        0.3750        0.3750        0.3750
4th                N/A          0.1875        0.3750        0.3750        0.3750        0.3750
Totals           0.1875         1.1250        1.5000        1.5000        1.5000        1.5000


                       RECOMMENDATION OF GENERAL PARTNERS

         The General Partners believe that the Sales, Amendment and Liquidation are in the best interests of the Unitholders and strongly recommend that the Unitholders "CONSENT" to the Sales, Amendment and Liquidation.

PLEASE SIGN AND RETURN THE ENCLOSED CONSENT FORM INDICATING YOUR CONSENT TO THE SALE, AMENDMENT AND ANCILLARY TRANSACTIONS.

                                  OTHER MATTERS

         There are no matters other than as set forth in this Statement for which Consent Forms are being solicited.

                           INCORPORATION BY REFERENCE

         The following documents, which have been previously filed by the Partnership with the Securities and Exchange Commission, are hereby incorporated herein by reference:

         (1) The Partnership's Form 10-K for the fiscal year ended December 31, 2002;

         (2) The Partnership's Form 10-Q for the interim period ended March 31, 2003; and

         (3) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report referred to in (1) above.

         Pursuant to the regulations of the Securities and Exchange Commission, the Partnership will provide to each Unitholder of record on the Record Date, without charge and upon written or oral request of such person, copies of all reports (excluding exhibits) filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since the end of the fiscal year covered by the Annual Report in (1) above.

         A copy of the Partnership's Form 10-K for the fiscal year ended December 31, 2002 and the Partnership's Form 10-Q for the interim period ended March 31, 2003, are being sent to Unitholders concurrently with this Solicitation Statement.

                         BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP

                                 By:  Brown-Benchmark AGP, Inc.
                                          Administrative General Partner


                                 By:   /s/  Johm M. Prugh
                                 Name:  John M. Prugh
                                 Title: President
                                 By:  Benchmark Equities, Inc.
                                      Development General Partner


                                 By:   /s/  Daniel P. Riedel
                                 Name:  Daniel P. Riedel
                                 Title: President

                  BROWN-BENCHMARK PROPERTIES IMITED PARTNERSHIP

                                  CONSENT FORM

The undersigned, a holder of the number of ownership interests ("Units") in Brown-Benchmark Properties Limited Partnership listed below, with respect to all of such Units, does hereby

                 |_| CONSENT |_| DOES NOT CONSENT |_| ABSTAINS

1. To the sale of Woodhills Apartments and other real estate related properties and assets of the Partnership to Crown Management Corp. ("Crown"), and consummation of the other transactions contemplated by the Purchase and Sale Agreement and Escrow Instructions dated as of ___________, 2003 (the "Woodhills Purchase Agreement"), between the Partnership and the Crown (the "Woodhills Sale") and the grant to the General Partners, or any one of them, through their officers, employees, and agents, of the authority to negotiate, execute, and deliver all documents, agreements, instruments, and certificates, and pay all fees, expenses and disbursements (including, but not limited to, real estate broker commissions), and take any and all other actions as they or any one of them may deem necessary or advisable in connection with or relating to the Woodhills Sale.

                 |_| CONSENT |_| DOES NOT CONSENT |_| ABSTAINS

2. To the sale of Deerfield Community and other real estate related properties and assets of the Partnership to Connor & Murphy Ltd. ("C&M"), and consummation of the other transactions contemplated by the Purchase and Sale Agreement and Escrow Instructions dated as of ___________, 2003 (the "Deerfield Purchase Agreement"), between the Partnership and the C&M (the "Deerfield Sale") and the grant to the General Partners, or any one of them, through their officers, employees, and agents, of the authority to negotiate, execute, and deliver all documents, agreements, instruments, and certificates, and pay all fees, expenses and disbursements (including, but not limited to, real estate broker commissions), and take any and all other actions as they or any one of them may deem necessary or advisable in connection with or relating to the Deerfield Sale.

                 |_| CONSENT |_| DOES NOT CONSENT |_| ABSTAINS

 3. To the sale of Oakbrook Apartments and other real estate related properties and assets of the Partnership to Fleetwood Management, Inc. ("Fleetwood"), and consummation of the other transactions contemplated by the Purchase and Sale Agreement and Escrow Instructions dated as of ___________, 2003 (the "Oakbrook Purchase Agreement"), between the Partnership and the Fleetwood (the "Oakbrook Sale") and the grant to the General Partners, or any one of them, through their officers, employees, and agents, of the authority to negotiate, execute, and deliver all documents, agreements, instruments, and certificates, and pay all fees, expenses and disbursements (including, but not limited to, real estate broker commissions), and take any and all other actions as they or any one of them may deem necessary or advisable in connection with or relating to the Oakbrook Sale.

                  |_| CONSENT |_| DOES NOT CONSENT |_| ABSTAINS

 4. To the Amendment to the Agreement of Limited Partnership of the Partnership, dated as of June 1, 1987 (as amended, supplemented or otherwise modified from time to time) to permit the registered holders (the "Unitholders") of units of ownership interests in the Partnership ("Units") to take actions presented to a vote of Unitholders, including the Transaction (as defined in the Consent Solicitation Statement), without a meeting, by written consent or consents signed by Unitholders having not less than the minimum number of votes that would be necessary to authorize such actions at a meeting at which all Unitholders entitled to vote thereon were present and voted and to allow the General Partners to sell all of substantially all of the assets of the Partnership without first obtaining Unitholder consent(the "Amendment").

                 |_| CONSENT |_| DOES NOT CONSENT |_| ABSTAINS

5. To the liquidation, dissolution and winding-up of the Partnership pursuant to
Article 8 of the Partnership Agreement following the consummation of the Sales (the "Liquidation").

     The Units represented by this Consent will be deemed to have been voted in accordance with the election specified by the holder named below. IF NO ELECTION IS SPECIFIED, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO EACH OF THE SALE, THE AMENDMENT AND THE ANCILLARY TRANSACTIONS, AS APPLICABLE. BY EXECUTION HEREOF, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE CONSENT SOLICITATION STATEMENT.

 THIS CONSENT IS SOLICITED BY THE GENERAL PARTNERS ON BEHALF OF THE PARTNERSHIP.

     The Partnership reserves the right to waive any conditions to, or modify the terms of, the Solicitation (as defined in the Solicitation Statement). Capitalized terms not defined in this Consent Form will have the meanings ascribed to them in the Consent Solicitation Statement.

     THE GENERAL PARTNERS RESERVE THE RIGHT TO CONTINUE TO NEGOTIATE THE TERMS OF THE SALE AND TO ABANDON THE SALE IF THE PARTIES DO NOT FINALIZE MUTUALLY AGREEABLE TERMS, OR ANY CONDITIONS TO CONSUMMATION OF THE SALE DO NOT OCCUR, EXPIRE OR TERMINATE.

     A Consent Form given, if effective, will be binding upon the holder of the Units who gives such Consent Form and upon any subsequent transferees of such Units, subject only to revocation by the delivery of a written notice of revocation by the Unitholder, executed and filed in the manner and within the time period described in the Consent Solicitation Statement.

     IN ORDER TO COUNT, THIS CONSENT FORM MUST BE RECEIVED BY THE PARTNERSHIP PRIOR TO 5:00 P.M., EASTERN DAYLIGHT SAVINGS TIME, ON September 5, 2003, UNLESS EXTENDED BY THE GENERAL PARTNERS IN THEIR SOLE DISCRETION.

     This fully completed and executed Consent Form should be sent by mail in the self-addressed, postage-paid envelope enclosed for that purpose, or by overnight courier, or by facsimile, to the Partnership, as follows:

If delivered by mail or by courier, to:    If delivered by facsimile, to:

Brown-Benchmark AGP, Inc.                  Brown-Benchmark AGP, Inc.
Attn: Craig Leonard                        Attn: Craig Leonard
300 East Lombard Street                    Facsimile Number:    (410) 625-2694
Baltimore, Maryland 21202                  Telephone Number:    (410) 727-4083


        THIS CONSENT FORM CONTINUES AND MUST BE SIGNED ON THE NEXT PAGE

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP


         Please sign your name(s) below exactly in the same manner as the name(s) in which ownership of the Units is registered. When Units are held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized partner. If a limited liability company, please sign in the limited liability company name by the members or the duly authorized manager.

Units Owned:  ______________

Date: ____________________, 2003



Signature:        _______________________________
                  Name: _________________________
                           (Please Print)

Street Address:  ________________________________
                 ________________________________


Signature if held jointly: ______________________
                  Name:  ________________________
                           (Please Print)

Street Address:  ________________________________
                 ________________________________

                                                                      Annex 1

                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

                  THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of the ______ day of July, 2003, by and between BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and CROWN MANAGEMENT CORP., an Ohio corporation ("Purchaser").

                                   WITNESSETH:

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Agreement of Sale and Purchase. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following described property:

                  (a) The real property located at 1000 Clubhouse Drive, West Carrollton, Montgomery County, Ohio, consisting of approximately 15.76 acres of land, all as more fully described on Exhibit A attached hereto as a part hereof (the "Land").

                  (b) All improvements located on the Land and owned by Seller, including, but not limited to, that certain garden apartment project commonly known as "Woodhills Apartments," consisting of (i) 17 buildings of two and three story wood frame construction, containing 186 apartment units, (ii) approximately 408 parking spaces, (iii) swimming pool, and (iv) club house (collectively, the "Improvements").

                  (c) All and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances on the Land or in any way appertaining to the Land, including, but not limited to, development, water and mineral rights, and, without warranty, all right, title and interest of Seller in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Land (collectively, the "Appurtenances").

                  (d) All equipment, inventory, machinery, furniture, furnishings, supplies and other tangible personal property owned by Seller, and Seller's interest in any such property leased by Seller, now or hereafter located in and used in connection with the Land, Improvements and Appurtenances (collectively, the "Tangible Personal Property").

                  (e) All leases of, and occupancy agreements relating to, the Land or Improvements, or any portion thereof (together with all security deposits, prepaid rent, guaranties, letters of credit and other documents and instruments relating thereto) (collectively, the "Leases").

                  (f) All of Seller's right, title and interest in and to the following intangible personal property related to the Land, Improvements and Appurtenances: (i) all contracts, contract rights and remedies, guaranties, warranties and agreements, if any, from any contractors, subcontractors or suppliers regarding their performance, quality of workmanship and quality of material supplied in the construction, development and installation of any and all Improvements and all manufacturers' and dealers' warranties, if any, with respect to the Tangible Personal Property; (ii) all assignable licenses and permits; (iii) all vendor, maintenance, material, management, supply and service contracts that Purchaser elects to assume in writing or is deemed to have assumed pursuant to Section 9(a)(v) before the expiration of the Review Period (as hereinafter defined); (iv) all plans, drawings and specifications in Seller's possession or control;
         (v) all books and records, tenant and loan correspondence files, loan documents, governmental notices and all other such non-confidential information and documents relating to the operation of the Land, Improvements and Appurtenances in Seller's possession or control (excluding, however, materials relating to Seller's internal accounting or investor information or communications); (vi) all trade names associated with the Land, Improvements and Appurtenances (including, but not limited to, the name "Woodhills Apartments"); and (vii) all phone and fax numbers used in connection with the Property (collectively, the "Intangible Personal Property").

                  The Land, Improvements and Appurtenances are hereinafter collectively referred to as the "Real Property;" the Tangible Personal Property, Leases and the Intangible Personal Property are hereinafter collectively referred to as the "Personal Property;" and the Real Property and the Personal Property are hereinafter collectively referred to as the "Property".

                  2. Purchase Price. The purchase price for the Property ("Purchase Price") shall be Six Million Nine Hundred Thousand Dollars ($6,900,000). Prior to the Closing, the Seller and the Purchaser shall, acting objectively and in good faith, agree upon a reasonable allocation of the Purchase Price between Real Property and Personal Property.

                  a) Purchaser, 48 hours after the acceptance and execution of this Agreement by Seller, shall deposit into Escrow (as hereinafter defined) the sum of Seventy-Five Thousand Dollars ($75,000) (the "Deposit") and open Escrow. The Deposit shall be held pursuant to the terms of this Agreement and any additional instructions requested by the Escrow Holder (as hereinafter defined), as set forth in Section 3. The Deposit shall be placed in an interest bearing account satisfactory to Purchaser. All interest earned on the Deposit shall become part of the Deposit, and the term

"Deposit" shall include all interest earned thereon. The Deposit shall be applied towards the Purchase Price or otherwise held or delivered in accordance with the terms hereof.

                  (b) If Purchaser does not elect to terminate this Agreement pursuant to the provisions of Section 7(b) hereof, Purchaser shall deposit into Escrow prior to 5:00 p.m. on the last day of the Review Period (as defined in Section 7(b) hereof) the additional sum of Seventy-Five Thousand Dollars ($75,000) (the "Additional Deposit"). The Additional Deposit shall be deemed to be part of the Deposit, as defined in Section 2(a) above, for all purposes of this Agreement and shall be held, invested and disbursed by Escrow Holder as part of the Deposit. Any failure by Purchaser to deposit the Additional Deposit into Escrow prior to 5:00 p.m. on the last day of the Review Period shall be deemed a termination of this Agreement by Purchaser under
         Section 7(b) hereof, in which event the Deposit will be returned to Purchaser (less $100 which will be paid to Seller as consideration for Seller's agreement not to terminate this Agreement during the Review Period).

                  (c) On or prior to the Closing Date (as hereinafter defined) and at such time so as not to delay the Closing (as hereinafter defined), Purchaser shall deposit into Escrow in cash, bank cashier's check or bank wire transfer of immediately available funds an amount equal to the Purchase Price minus the Deposit (which amount shall, however, be adjusted by all credits and prorations permitted or required by the provisions of this Agreement).

                  3. Escrow Instructions.

                  (a) Seller and Purchaser shall, as soon as reasonably practicable, and in any event within two (2) business days after the acceptance and execution of this Agreement by Seller, open an escrow ("Escrow") with Riverbend Commercial Title Agency Limited Partnership ("Escrow Holder"), in order to consummate the purchase in accordance with the terms and provisions hereof. A copy of this Agreement shall be deposited in the Escrow and the provisions hereof shall constitute joint primary escrow instructions to the Escrow Holder; provided, however, that the parties shall execute such additional instructions as they deem desirable and as requested by the Escrow Holder not inconsistent with the provisions hereof, all as more fully set forth in
         Section 16 hereof. The date as of which the Escrow Holder shall receive executed counterparts from the Seller and Purchaser of this Agreement shall constitute the "Opening of Escrow." Upon request of either or both of the parties hereto, Escrow Holder shall deliver written confirmation of the date of the Opening of Escrow to the parties in the manner set forth in Section 18(c) of this Agreement. Additional provisions regarding the Escrow are set forth in Section 16 hereof, and such provisions shall govern the terms of the Escrow.

                  (b) The following shall be delivered into Escrow in connection with the transfer of the Property (all instruments to be delivered by either party shall be in conformity with this Agreement and in a form mutually acceptable to Purchaser's attorney and Seller's attorney):

                  (i) At least two (2) business days prior to the Closing Date, Seller shall deposit into the Escrow the following:

                  (A) a general warranty deed (the "Deed"), in substantially the form of Exhibit C attached hereto as a part hereof, in recordable form, duly executed and acknowledged by Seller, which shall convey to Purchaser (or its assignee or nominee as may have been specified by Purchaser) good, insurable, indefeasible and marketable fee simple title to the Real Property, subject only to the Permitted Exceptions (as defined in Section 8(f) below) applicable to the Property;

     (B) three (3) originals of an assignment and assumption of leases ("Assignment of Leases"), in substantially the form of Exhibit D attached hereto as a part hereof, duly executed and acknowledged by Seller, assigning unto Purchaser (or its assignee or nominee as may have been specified by Purchaser), all of Seller's right, title and interest in and to the Leases, which shall include an obligation of Seller to indemnify and hold Purchaser harmless from and against any and all losses, fees, claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred) suffered by Purchaser on account of any act, default or failure to perform by Seller, as landlord, under the Leases covered by the Assignment of Leases arising or occurring prior to the Closing Date and any claims for return of security deposits not paid over or credited to Purchaser at Closing, and an obligation of Purchaser to indemnify and hold Seller harmless from and against any and all losses, fees, claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred) suffered by Seller on account of any act, default or failure to perform by Purchaser, as landlord, under the Leases covered by the Assignment of Leases arising or occurring on and after the Closing Date;

     (C) three (3) originals of an assignment ("Assignment of Intangibles"), in substantially the form of Exhibit E attached hereto as a part hereof, duly executed and acknowledged by Seller, assigning unto Purchaser (or its assignee or nominee as may have been specified by Purchaser), without warranty, all of Seller's right, title and interest in and to, respectively, the Intangible Personal Property, which Assignment of Intangibles shall include (i) Seller's indemnity in favor of Purchaser for all obligations, duties and liabilities of Seller in connection with the Assignment of Intangibles for the period prior to the Closing Date, together with all consents required for the assignment of any of the Intangible Personal Property covered by the Assignment of Intangibles, and (ii) Purchaser's indemnity in favor of Seller for all obligations, duties and liabilities of Purchaser in connection with the

     Intangible Personal Property covered by the Assignment of Intangibles for the period on and after the Closing Date;

                  (D) three (3) originals of an "AS IS" bill of sale (a "Bill of Sale"), in substantially the form of Exhibit F attached hereto as a part hereof, duly executed and acknowledged by Seller, vesting in Purchaser (or its assignee or nominee as may have been specified by Purchaser) good title to the Personal Property, which Bill of Sale shall be subject only to the Permitted Exceptions (if appropriate);

                  (E) three (3) originals of an affidavit from Seller which satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Section 1445 Affidavit"), in substantially the form of Exhibit G attached hereto as a part hereof;

                  (F) a written statement, dated as of the Closing Date, reaffirming that, to Seller's best knowledge and belief, all of the warranties and representations of Seller made in this Agreement are true and correct in all material respects as of the Closing Date or noting any exceptions occurring since the date of this Agreement, in substantially the form of Exhibit H attached hereto as a part hereof;

                  (G) a current rent roll for the Property which shows, by apartment, tenant name(s), current rental rate, concessions, security and other deposits being held, term of lease, and any delinquent amounts owed (a copy of which is attached hereto as Exhibit I, the "Rent Roll"), certified by Seller, to its knowledge as current, accurate and complete;

                  (H) such disclosures, reports and certifications as are required by applicable state and local law, and any Seller's affidavit reasonably required by the Title Company (as hereinafter defined), in connection with the conveyance of real property;

                  (I) evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the Escrow Holder and the Title Company (as hereinafter defined);

                  (J) a notice to each tenant of the Property, in substantially the form of Exhibit J attached hereto as a part hereof, advising each tenant that the management responsibilities for the Property have been changed, and containing instructions as to the future payment of rents and other amounts under such tenant's Lease (the "Tenant Notices"); and

                  (K) such other instruments and documents as may be reasonably requested by Escrow Holder or otherwise required to transfer the Property to Purchaser in accordance with the terms and conditions of this Agreement.

                  (ii) Following notification from Escrow Holder that Seller has delivered into Escrow all of its documents required under Section 3(b) (i) above, and that Escrow Holder is able to proceed to close Escrow in accordance with the terms of this Agreement (but not later than the outside time for Closing provided in
                           Section 3(a) above), Purchaser shall deposit into
                           Escrow:

                  (A) cash, bank cashier's check or wire transfer of immediately available funds in the amount set forth in Section 2(c) hereof, and such additional sums as shall be necessary to pay the expenses payable by Purchaser hereunder;

                  (B) such disclosures and reports as are required by applicable state and local law in connection with the conveyance of real property;

                  (C) three (3) originals of the Assignment of Leases, duly executed and acknowledged by Purchaser;

                  (D) three (3) originals of the Assignment of Intangibles, duly executed and acknowledged by Purchaser;

                  (E) a written statement, dated as of the Closing Date, reaffirming that, to Purchaser's best knowledge and belief, all of the warranties and representations of Purchaser made in this Agreement are true and correct in all material respects as of the Closing Date or noting any exceptions occurring since the date of this Agreement;

                  (F) evidence of the existence, organization and authority of Purchaser and of the authority of the persons executing documents on behalf of Purchaser reasonably satisfactory to the Escrow Holder and the Title Company (as hereinafter defined); and

                  (G) such other instruments and documents as may be reasonably requested by Escrow Holder or other wise required to transfer the Property to Purchaser in accordance with the terms and conditions of this Agreement.

                  (iii) Five (5) business days prior to the Closing, Escrow Holder shall deliver to Purchaser and Seller a pro forma closing statement which sets forth, in a manner satisfactory to Purchaser and Seller, the prorations and other debits and credits contemplated by this Agreement.

                  4. Conditions to Closing.

                  (a) Conditions to Purchaser's Obligation to Close. The Closing shall not occur unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by Purchaser:

                  (i) All conditions and contingencies described herein and in
         Section 7 below have either been satisfied or waived in writing by Purchaser;

                  (ii) All funds and instruments described in Section 3 above to be delivered by Seller have been delivered to the Escrow Holder;

                  (iii) On the Closing Date, Seller shall not be in default in the performance of any material covenant or agreement to be performed by Seller under this Agreement;

                  (iv) On the Closing Date, all representations and warranties made by Seller in Section 11 hereof shall be true and correct in all material respects as if made on and as of the Closing Date or if not, shall have been waived or deemed waived by Purchaser;

                  (v) The Title Company (as hereinafter defined) is committed to issue to Purchaser an ALTA Owner's Form B (amended 10/17/70) Policy of Title Insurance for the Property (containing such endorsements as Purchaser shall have requested and the Title Company shall have agreed to provide prior to the expiration of the "Review Period," as that term is hereinafter defined) insuring Purchaser, its assignee or its nominee as may have been specified by Purchaser, as owner of good, marketable and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions; and

                  (vi) No material adverse change in the Property or the use or operation thereof will have occurred since the expiration of the Review Period.

                  (b) Conditions to Seller's Obligation to Close. The Closing shall not occur unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by Seller:

                  (i) All funds and instruments described in Section 3 above to be delivered by Purchaser have been delivered to the Escrow Holder;

                  (ii) On the Closing Date, Purchaser shall not be in default in the performance of any material covenant or agreement to be performed by Purchaser under this Agreement;

                  (iii) On the Closing Date, all representations and warranties made by Purchaser in Section 12 hereof shall be true and correct in all material respects as if made on and as of the Closing Date; and

                  (iv) The sale described herein shall have been approved in writing by persons owning more than 50% of the outstanding "Units" in Seller. For purposes hereof, a "Unit" is an "Assignee Unit" representing a non-subordinated limited partnership interest in Seller which is credited to a person on the books and records of the Seller. Seller shall, in good faith, solicit such approval promptly following the execution of this Agreement by all parties and shall promptly deliver to Purchaser copies of such solicitation and copies of all approvals received by Seller. Seller shall, in such approval solicitation, recommend to the owners of the Units that such owners give their consent to the transaction. Purchaser acknowledges that the form of consent solicitation must be submitted to and approved by the Securities and Exchange Commission under the Securities Exchange Act of 1934 prior to being sent to the owners of the Units.

                  5. Closing.

                  (a) The closing of the transaction described herein (the "Closing") shall take place at the offices of the Title Company, or at such other place or in such other manner (e.g., by mail) as the parties shall agree. The date of the Closing (as the same may be extended pursuant to this Agreement, "Closing Date") shall be forty-five (45) days after the expiration of the Review Period (as such term is hereinafter defined), or if such date is not a business day, on that first business day thereafter, or such earlier date as shall be agreed upon by Seller and Purchaser.

                  (b) Upon satisfaction of the conditions set forth in Sections 4(a) and (b) above, Escrow Holder shall:

                  (i) Cause (A) the Deed to be recorded in the Land Records of Montgomery County, Ohio; and (B) such recordable loan documents for any loan or loans to Purchaser in connection with Purchaser's acquisition of the Property to be recorded in the appropriate Land Records or other records of any County or other governmental jurisdiction.

                  (ii) Deliver to Purchaser one executed original of the Assignment of Leases, one executed original of the Bill of Sale, one executed original of the Assignment of Intangibles, one executed original of the Section 1445 Affidavit, one conformed copy of the recorded Deed, and copies of any other closing documents and a final, executed settlement statement consistent with the estimated closing statement approved by Purchaser prior to the Closing;

                  (iii) Deliver to Seller one executed original of the Assignment of Leases, one executed original of the Bill of Sale, one executed original of the Assignment of Intangibles, one executed original of the Section 1445 Affidavit, conformed copy of the recorded Deed, and copies of any other closing documents and a final, executed settlement statement consistent with the estimated closing statement approved by Seller prior to the closing; and

                  (iv) Disburse all funds deposited with Escrow Holder by Purchaser (including the Deposit) in accordance with the settlement statement.

                  (c) Simultaneously with the actions taken by Escrow Holder under Section 5(b) above, Seller shall deliver to Purchaser (i) possession, use and occupancy of the Property and (ii) the original Leases (collectively, the "Leases") and all other original documents evidencing or constituting the Intangible Personal Property .

                  6. Delivery of Seller's Information.

                  (a) To the extent such items are in Seller's possession or are otherwise reasonably available to Seller (Seller will use its best efforts to obtain items in the possession or control of AIMCO, the current manager of the Property), Seller either has heretofore provided, or shall, within five (5) business days after the date hereof, provide to Purchaser the documents described below (together with any other information delivered by Seller to Purchaser under the terms of this Agreement, "Seller's Information"):

                  (i) a copy of the most recent title insurance policy, and the exhibits, easements and rights-of-way referenced therein, for the Property;

                  (ii) a copy of the real estate property tax assessments(s), tax bill(s) and appeals with respect to the Property for the two (2) most recent years;

                  (iii) copies of all governmental licenses, permits, violations, franchise agreements, maintenance and repair contracts and all service or supply contracts, or any other agreements or leases related to the operation, maintenance and status of the Property (all service or supply contracts relating to the Property are listed on Exhibit L, attached hereto as a part hereof, and hereinafter referred to as the "Service Contracts");

                  (iv) a schedule of all governmental (county, city, state, and federal) license fees, permit fees, assessments or other charges upon the Property (recurring or otherwise);

                  (v) a schedule of all Property employees, including title, compensation, quarters and all other related payments and benefits for the Property;

                  (vi) an insurance loss history of the Property for the years 2000, 2001, 2002 and 2003 year-to-date;

                  (vii) a copy of the "as-built" survey, and plans and specifications for the Property;

                  (viii) copies of all engineering, environmental and appraisal reports or other studies concerning physical conditions and operations of the Property or any recommended improvements thereto, including, but not limited to, termite inspection reports, toxic substance reports (asbestos, lead paint, lead in water, storage tanks, radon tests, mold, etc.) produced or created for Seller over the last three (3) years;

                  (ix) a schedule of all personal property and fixtures currently owned or leased to Seller and located on the Property (all personal property and fixtures relating to the Property are listed on Exhibit M, attached hereto as a part hereof, and hereinafter referred to as the "Personal Property");

                  (x) for the Property: (A) annual income and expense statements for 2000, 2001, 2002 and 2003 year-to-date, (B) the most current monthly operating statement, and (C) annual statements of all capital improvements and/or replacement reserves expenditures for 2000, 2001, 2002 and 2003 year-to-date;

                  (xi) the most current Rent Roll for the Property; and

                  (xii) a certified statement of asking "Street Rents" as of the date of this agreement, indicating any rent specials, concessions or adjustments, and security and other deposits for the Property.

To the extent: (a) the above items are in Seller's possession or are otherwise reasonably available to Seller, (b) Seller fails to provide such items to Purchaser within five (5) business days after the date hereof (the "Seller's Information Delivery Date"), and (c) Purchaser provides written notice to Seller no later than three (3) business days after the Seller's Information Delivery Date specifying any missing Seller's Information not delivered prior to the Seller's Information Delivery Date (the "Missing Seller Deliverables Notice"), all deadlines applicable to Purchaser under this Agreement shall be tolled for the number of days that Seller is late in providing the above items. Notwithstanding the foregoing sentence, there shall be no tolling of deadlines applicable to Purchaser under this Agreement if, within five (5) business days after Purchaser provides the Missing Seller Deliverables Notice, Seller provides written notice to Seller stating that the missing items specified by Purchaser in the Missing Seller Deliverables Notice are not in Seller's possession or otherwise reasonably available to Seller. Purchaser's failure to timely provide the Missing Seller Deliverables Notice shall constitute a waiver of Purchaser's right to utilize the tolling provision set forth in this paragraph.

                  (b) Seller shall have an ongoing obligation during the pendency of this Agreement to provide Purchaser with any additional or updated documents described in Section 6(a) above coming into Seller's possession or becoming reasonably available to Seller after the initial delivery of the information under Section 6(a) above (including, but not limited to, an updated rent roll and an operating statement for each month during the pendency of this Agreement, and any relevant updated insurance loss history), and such documents shall for all purposes constitute part of Seller's Information.

                  (c) If Escrow fails to close, Purchaser agrees to promptly return to Seller all documents and other materials constituting Seller's Information.

                  (d) Except as provided in Section 11 below, Seller shall not be deemed to have made any representations or warranties regarding the accuracy, completeness or any other aspect of the Seller's Information, and shall have no liability with respect thereto. Purchaser agrees to hold in strict confidence Seller's Information; provided, however, that Purchaser may disclose Seller's Information, as necessary, to Purchaser's directors, officers, partners, employees and consultants who, in Purchaser's considered judgment, need to know such Seller's Information for the purpose of evaluating the purchase of the Property by Purchaser. Such persons shall be informed by Purchaser of the confidential nature of Seller's Information and shall be directed by Purchaser to keep Seller's Information in the strictest confidence pursuant to the terms hereof. Purchaser shall be responsible for the unauthorized disclosure of Seller's Information by those persons to whom Purchaser has transmitted Seller's Information.

                  7. Review Period.

                  (a) For purposes of this Section 7, the term "Review Period" shall mean the period of thirty (30) days following the execution of this Agreement, or if such date is not a business day, on that first business day thereafter.

                  (b) Purchaser shall have until the expiration of the Review Period in which to (i) review Seller's Information, as defined in Section 6 above, (ii) inspect the Property and make the investigations set forth herein and (iii) conduct such due diligence as Purchaser determines, in its sole and absolute discretion, is necessary and appropriate. Purchaser's obligations under this Agreement are subject to approval of any such review, inspection, investigation or due diligence in its sole and absolute discretion during the Review Period. If Purchaser shall give written notice to Seller on or before the last day of the Review Period that Purchaser has elected to terminate this Agreement, this Agreement shall terminate on the date such notice is given to Seller. In addition, if Purchaser does not deposit the Additional Deposit into Escrow prior to 5:00 p.m. on the last day of the Review Period, this Agreement shall terminate. If Purchaser elects to terminate this Agreement pursuant to this Section 7(b) (whether by written notice or by failure to make the Additional Deposit, as set forth above), the Deposit shall be refunded to Purchaser immediately, and all further rights and obligations of the parties under this Agreement shall terminate (saving and excepting the indemnity obligations set forth in Sections 7(c), 17 and 18(l) hereof, which shall survive). If Purchaser does not give written notice to Seller on or before the last day of the Review Period that Purchaser has elected to terminate this Agreement and Purchaser deposits the Additional Deposit into Escrow prior to 5:00 p.m. on the last day of the Review Period, this Agreement shall continue in full force and effect and Purchaser shall proceed with the purchase of the Property as provided for herein.

                  (c) Purchaser and its agents, employees and contractors shall be afforded full access to the Property commencing on the date hereof, during normal business hours following at least twenty-four (24) hours prior notice from Purchaser to Seller, for the purpose of making such inspections and investigations as Purchaser deems prudent with respect to the physical condition of the Property, including but not limited to engineering studies, environmental, soils and seismic tests (including a Phase I and Phase II environmental survey), a survey of the Property and feasibility studies, subject, however, to the rights of the tenants under the Leases covering the Property. Seller shall reasonably cooperate to assist Purchaser in completing such inspections and investigations, including, without limitation, using its best efforts to allow Purchaser access to site and management personnel at the Property, but shall not be required to incur significant cost or expense in providing its cooperation or assistance. Notwithstanding the foregoing, prior to making any borings or other destructive testing, Seller's prior reasonable consent shall be required as to the method used and location of any borings, Seller shall be informed of and permitted to be present during any such testing, and Purchaser shall restore the Property promptly after undertaking any such testing or inspections to its condition prior to any such test or inspection. Purchaser shall, promptly upon the request of Seller, provide Seller with a copy of said inspection reports or test results (the "Purchaser Reports and Test Results"). In the event that this Agreement is terminated, Seller agrees to promptly return the Purchaser Reports and Test Results and to keep the information contained in the same confidential. Purchaser shall hold harmless, protect, defend and indemnify Seller from all liability, costs, claims, losses and damages (including, but not limited to, reasonable attorneys' fees and costs) arising from Purchaser's inspection of the Property except to the extent caused by Seller's negligence or willful misconduct. Purchaser shall have no liability for the mere discovery of any condition at the Property. Purchaser shall use its best efforts to minimize disruption to the operation of the Property. If requested by Seller, Purchaser shall provide Seller with evidence of public liability and other reasonable insurance protecting Seller as an additional named insured with respect to Purchaser's inspections and entries upon the Property under this Section 7(c).

                  (d) In addition to the physical inspections and investigations of the Property described in Sections 7(b) and (c) above, Purchaser shall have the right (with Seller's cooperation and assistance, if needed, but at no expense to Seller) to investigate all existing and proposed matters relating to the zoning, use and compliance with other applicable or proposed laws which relate to the development, construction, use and occupancy of the Property and any proposed impositions, assessments or governmental regulations affecting the Property.

                  (e) Prior to the end of the Review Period, Purchaser shall notify Seller in writing which of the service and supply contracts delivered to Purchaser under Section 6(a)(iii) above Purchaser wishes to assume at Closing and which of said contracts Purchaser wishes to have Seller terminate (the "Non-Assumed Contracts"). If there is any such contract as to which Purchaser fails to give such written notice to Seller prior to the end of the Review Period, Purchaser shall be deemed to have assumed such contract. Seller shall be responsible for terminating all contracts which are Non-Assumed Contracts.

                  8. Title and Survey.

                  (a) Purchaser shall promptly, at its expense, obtain an ALTA owner's extended coverage preliminary title report with a full legal description of the Property and legible copies of all documents referred to therein (the "Title Report") from Fidelity National Title Insurance Company (the "Title Company"). Purchaser shall deliver a copy of the Title Report to Seller upon Purchaser's receipt thereof.

                  (b) Purchaser shall have the right, but not the obligation, to obtain a current ALTA survey of the Property certified by a duly licensed surveyor or surveyors showing all physical conditions affecting the Property sufficient for deletion of the survey exception from the required title insurance policy described in Section 8(a) above and otherwise acceptable to Purchaser (the "Survey"). If Purchaser obtains a Survey, Purchaser shall deliver a copy of the Survey to Seller promptly following Purchaser's receipt thereof. Seller agrees that, if this Agreement is terminated, Seller will return all copies of the Survey to Purchaser.

                  (c) Purchaser shall have the right to notify Seller and Escrow Holder prior to the expiration of the Review Period, in writing, of Purchaser's disapproval of any title exception to any Property, any Title Report, or any legal description of the Land shown therein, which Purchaser may do in its sole and absolute discretion; provided, however, that the documents described in Exhibit B attached hereto as a part hereof shall constitute "Permitted Exceptions" (as that term is defined in Section 8(e) below) and shall not be subject to Purchaser's disapproval. If Seller and Escrow Holder shall not have timely received any such notice of disapproval on or before the expiration of the Review Period, the Title Report , the condition of title and the legal description of the Land shall be deemed approved.

                  (d) Purchaser shall have the right prior to the expiration of the Review Period to disapprove any matters on the Survey, which Purchaser may do in Purchaser's sole and absolute discretion. In addition, Purchaser shall have until the later of (i) the date of the end of the Review Period or (ii) five (5) business days after receipt of any supplement to any Title Report to disapprove any new matters (not due to the acts of the Purchaser) described in any such supplement to such Title Report (other than supplemental matters based solely on items disclosed by the Survey of the Property), which Purchaser may do in Purchaser's sole and absolute discretion.

                  (e) Provided Seller, at its option, has advised Purchaser within ten (10) days of receipt of Purchaser's disapproval of any title exception, the legal description of the Property, the Survey or any supplement to the Title Report (saving and excepting the "Permitted Exceptions") relating to the Property that Seller intends to cure said disapproved matter, Seller shall have until the Closing Date (which may be extended for this purpose by mutual written agreement of the parties) to cure such disapproved title exception, such disapproved legal description, such disapproved Survey or such disapproved supplement to the Title Report and, if cured, Escrow shall close as set forth above. Seller's failure to deliver such notice of intent to cure to Purchaser within said ten (10) days shall constitute Seller's refusal to cure any such disapproved matter; provided, however, that in no event shall Seller be entitled to refuse to cure monetary liens or deeds of trust, or delinquent taxes/assessments. Upon expiration of said ten (10) day period, Purchaser shall have ten (10) days in which to advise Seller and Escrow Holder in writing that Purchaser is willing to waive the previously disapproved title, legal description or Survey matter(s). Delivery of such notice of waiver shall continue the Escrow. Failure to deliver such notice of waiver shall terminate the Escrow. Upon such termination, the Deposit shall be returned by Escrow Holder to Purchaser, and all costs of Escrow and all escrow cancellation charges shall be shared equally by Purchaser and Seller. In the event Seller elects to cure said disapproved matter(s), Seller shall use commercially reasonable efforts to complete such cure on or prior to the scheduled Closing Date (as extended by mutual agreement). In the event such disapproved matter(s) is not cured by Seller by the scheduled Closing Date (as extended), Purchaser shall have the right, in Purchaser's sole and absolute discretion, to provide written notice on or before the scheduled Closing Date (as extended) to either (i) waive Purchaser's objection to such disapproved title matter(s) and proceed with the Closing, or (ii) terminate the Escrow and upon such termination, receive the Deposit, with all costs of Escrow and all escrow cancellation charges shared equally by Purchaser and Seller. If Purchaser terminates the Escrow under the preceding clause (ii), Seller shall also reimburse Purchaser for any loan commitment fees, third party report fees, professional fees and other third party costs incurred in reliance upon Seller's agreement to cure any disapproved matter. In the event Purchaser fails to so provide said written notice to either waive or terminate, the Escrow shall terminate and the Deposit shall be returned to Purchaser, and all costs of Escrow and all escrow cancellation charges shall be shared equally by Purchaser and Seller.

                  (f) The items set forth on Exhibit B attached hereto as a part hereof and all other encumbrances, liens, covenants and other title exceptions appearing on the Title Report (including any supplement thereto) and not disapproved by Purchaser are hereinafter referred to as the "Permitted Exceptions." Any deeds of trust, monetary liens and/or assignment of rents and all prepayment fees or expenses owed to the beneficiaries thereof, and all delinquent taxes/assessments shall be paid in full by Seller prior to or concurrently with the Closing.

                  9. Prorations.

                  (a) Prorations. Not less than five (5) days prior to the Closing Date, Seller shall provide to Purchaser such information and verification reasonably necessary to support the prorations under this
         Section 9(a). Except as otherwise provided below, the items in this
         Section 9(a) shall be prorated on an accrual basis between Seller and Purchaser as of the close of business on the day immediately preceding the Closing Date, the Closing Date being a day of income and expense to
         Purchaser:

                  (i) Taxes and Assessments. Seller shall receive a credit for any real estate taxes and assessments (including without limitation any assessments imposed by a private covenant which is of record) ("Taxes") actually paid by Seller for the Property for the period from and after the Closing Date. Purchaser shall receive a credit for any accrued but unpaid Taxes applicable to any period before the Closing Date, even if such taxes and assessments are not yet due and payable. If the amount of any such unpaid Taxes has not been determined as of the Closing Date, such credit shall be based on one hundred three percent (103%) of the most recent ascertainable Taxes. Such proration shall be final.

                  (ii) Receipts. All receipts from the Property (including, without limitation, rents) which have been paid to Seller and are allocable to the period on and after Closing shall be credited to Purchaser at Closing. All receipts from the Property which are allocable to the period prior to Closing and which have not been received by Seller on the Closing Date shall not be included as a credit to either Purchaser or Seller at Closing; when and if such amounts are received by Purchaser or Seller from tenants under the Leases, they shall first be paid to Purchaser for any current rentals due and the balance (net of reasonable collection costs), if any, to the Seller for past due rentals as of the Closing Date. Purchaser agrees to use commercially reasonable efforts to collect any past due rentals allocable to the period prior to Closing. The provisions of this Section 9(a)(ii) shall survive Closing.

                  (iii) Utilities. Amounts due for all utilities serving the Property which are not to be paid by tenants under the Leases (if any), including, without limitation, power, gas, water, sewer, telephone, cable and sanitary assessments, shall be prorated as of the Closing Date on an estimated basis, unless the utility meters can be read on the Closing Date. The parties agree to make any necessary adjustments after Closing upon receipt of the applicable utility bills. The provisions of this Section 9(a)(iii) shall survive Closing.

                  (iv) General. Charges for those service and supply contracts, if any, which Purchaser expressly agrees to assume or is deemed to assume pursuant to this Section 9(a)(iv) at Closing, shall be prorated as of the Closing Date. Seller shall bear all costs and expenses in connection with the Property arising during or relating to the period prior to the Closing Date, and Purchaser shall bear all costs and expenses thereof from and after the date of Closing. Accordingly, any and all other such costs and expenses, and all income from the Property, shall be prorated at the Closing as of the Closing Date. Prior to the end of the Review Period, Purchaser shall notify Seller in writing which of the service and supply contracts delivered to Purchaser under Section 6(a)(iii) above Purchaser wishes to assume at closing and which of said contracts Purchaser wishes to have Seller terminate. If there is any such contract as to which Purchaser fails to give such written notice to Seller prior to the end of the Review Period, Purchaser shall be deemed to have assumed such contract. All service and supply contracts which are required to be terminated by Purchaser's timely notice shall be terminated by Seller at Seller's expense as of Closing. The parties agree to make any necessary adjustments after Closing. The provisions of this Section 9(a)(iv) shall survive Closing.

                  (b) Security Deposits. Purchaser shall receive at Closing a credit for all security deposits, rents prepaid more than one month in advance and any and all other deposits or other fees (whether refundable or non-refundable) paid by Tenants.

                  (c) Insurance. Purchaser shall arrange for its own insurance for the Property and, accordingly, no prorations shall be made with respect to insurance.

                  (d) Post-Closing Adjustments. Except for the Taxes set forth in Section 9(a)(i) hereof, either party hereto shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment hereunder, provided, however, that such adjustment is claimed by such party within one (1) year following the Closing. This Section 9(d) shall survive the Closing.

                  10. Closing Costs.

                  (a) Seller's Costs. Seller shall be responsible for the payment of: (i) the cost of preparing the Deed, (ii) all state and local transfer taxes, (iii) one-half (1/2) of the Escrow fees, (iv) the brokerage commission payable to CB Richard Ellis, and (v) its own attorneys' fees and other expenses incurred by it.

                  (b) Purchaser's Costs. Purchaser shall be responsible for the payment of: (i) recording fees, (ii) one-half (1/2) of the Escrow fees, (iii) all expenses of the inspections, reviews and studies undertaken by Purchaser during the Review Period, (iv) all costs of the title searches, title reports, title insurance commitments and title insurance policies, (v) the Surveys, and
(vi) its own attorneys' fees and other expenses incurred by it.

                  (c) Other Closing Costs. Any Closing costs not covered by
Section 10(a) or 10(b) above shall be shared by the parties hereto in accordance with local custom.

                  11. Seller's Representations and Warranties.

                  Seller hereby covenants that the following representations and warranties of Seller are, in all material respects, true and correct and except as provided herein shall be true and correct as of the Closing. Purchaser's rights with respect to the following representations and warranties shall survive the Closing for a period of one (1) year.

                  (a) Power and Authority of Seller. Seller is a limited partnership duly organized and validly existing under the laws of the State of Delaware, and is duly qualified to conduct business activities in those states in which such qualification is required. Except for the consent of Seller's unitholders, as described in Section 4(b)(iv) hereof, (i) Seller has the requisite right, power and authority to sell, convey and transfer the Property to Purchaser, as provided herein, and to enter into and carry out the terms of this Agreement and the execution and delivery hereof and of all other instruments referred to herein;
(ii) the performance by Seller of Seller's obligations hereunder will not violate or constitute an event of default under the terms and provisions of any material agreement, document or instrument to which Seller is a party or by which Seller is bound; (iii) all proceedings required to be taken by or on behalf of Seller to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken; and (iv) no further consent of any person or entity is required in connection with the execution and delivery of, or performance by Seller of its obligations under, this Agreement. Seller has not (A) filed an application for, or consented to, the appointment of a trustee, receiver or custodian of, its assets, (B) filed a voluntary petition under Title 11 of the United States Code, as amended, (C) filed a pleading in any court of record admitting in writing its inability to pay its debts as they come due, (D) made a general assignment for the benefit of creditors or (E) filed any answer admitting the material allegations of, or consented to, or defaulted in answering, a bankruptcy petition filed against it in any bankruptcy proceeding.

                  (b) Validity of Agreement. This Agreement is a valid and binding obligation of Seller.

                  (c) Rent Rolls. The Rent Roll for the Property heretofore delivered to Purchaser, as described in Section 6(a)(x) hereof, is true and correct as of the date delivered and sets forth with respect to each Lease shown on such rent roll on such date (i) the name of each tenant, (ii) the unit occupied, (iii) monthly rental rate, (iv) lease date and expiration of lease,
(v) security or other deposits and prepaid rents, (vi) delinquency in rent or other payments, if any, and (vii) any concessions due from Landlord. Other than as set forth on said Rent Roll, as of the date of the Rent Roll there are no other tenants with respect to the Property covered thereby, and there are no leases with tenants, other than the Leases on the Rent Roll, that are in existence, and no other person, firm, corporation or other entity has, may have, or claims any right to possession or use of the Property covered thereby or any portion thereof.

                  (d) Tenant Leases. Except as otherwise noted in the Rent Roll described in Section 6(a)(i) hereof, (i) Seller has received no written notice from any tenant of the Property or other person claiming that Seller has breached or is in default under any of the Leases described on the Rent Roll;
(ii) to the best of Seller's knowledge, Seller has fully complied in all material respects with the terms and conditions of said Leases; (iii) Seller has no knowledge of any existing and uncured breach of default, or any claim of any breach or default, under said Leases on the part of any tenants or other party thereto, nor is Seller aware of any facts or circumstances which, with the passage of time or the giving of notice or both, would constitute such a beach or default; (iv) to Seller's actual knowledge there are no rental, or other commissions now or hereafter payable to any person or entity with respect to said Leases; (v) with respect to any period of time after Closing, to Seller's best knowledge, no tenant is entitled to or has been given any extension rights, concessions, rebates, allowances, or free rent not set forth in the lease documents; and (vi) no tenant has any right to purchase or right of first refusal with respect to the Property or any portion thereof and no unit is leased on a furnished basis.

                  (e) Environmental Matters. Except as disclosed to Purchaser in Seller's Information or as disclosed to Purchaser prior to the expiration of the Review Period, Seller has no knowledge of any violation of Environmental Laws (as hereinafter defined) related to the Property or the presence or release of Hazardous Materials (as hereinafter defined) on or from the Property. Except as so disclosed, Seller has not manufactured, introduced, released or discharged from or onto the Property any Hazardous Materials or any toxic wastes, substances or materials (including, without limitation, asbestos), and Seller has not used the Property or any part thereof for the generation, treatment, storage, handling or disposal of any Hazardous Materials, in violation of any Environmental Laws. The term "Environmental Laws" includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), asbestos and asbestos continuing materials and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

                  (f) Litigation. To the actual knowledge of Seller, except as heretofore disclosed to Purchaser, there are no pending or threatened actions, suits, arbitrations, claims or proceedings, at law or in equity, affecting all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property, including, but not limited to, judicial municipal or administrative proceedings in eminent domain, unlawful detainer or tenant evictions, collections, alleged building code, health and safety or zoning violations, employment discrimination or unfair labor practices, or worker's compensation, personal injuries or property damages alleged to have occurred on the Property or by reason of the condition or use of the Property.

                  (g) Land Use Regulation. Seller has not received any written notice of any threatened or pending condemnation or, to the actual knowledge of Seller without duty of inquiry or investigation, any written notice of any environmental, zoning and other land-use regulation proceedings, adversely affecting the Property or any part thereof. Seller has not received any written notice of any special assessment proceedings affecting the Property and to the actual knowledge of Seller, without duty or inquiry or investigation, no such proceedings are contemplated. To the best of Seller's knowledge: (i) the Property is not in violation of any building code, the Americans With Disabilities Act of 1990 (as amended) or any other law applicable to the Property and (ii) Seller has obtained and currently maintains all necessary permits, licenses and approvals with respect to the use and occupancy of the Property.

                  (h) Real Property Taxes. Other than the amounts disclosed by the tax bills delivered to Purchaser by Seller, to the actual knowledge of Seller, without duty of inquiry or investigation, no other real property taxes have been assessed against the Property for the three (3) prior tax years.

Seller has received no
written notice of any special assessments or tax charges other than those included in the tax bills for the years in question which will result from work, activities or improvements done to the Property by Seller. Seller has received no written notice of any intended public improvements which will result in any charge being levied against, or in the creation of any lien upon, the Property or any portion thereof.

                  (i) Other Contracts. Seller has not entered into any other contracts for the sale of the Property which have not been terminated or expired by their terms, and no third party has any right of first refusal or option to purchase all or any portion of the Property which will survive the Closing.

                  (j) Contracts. Except for the contracts listed on Exhibit L to this Agreement, Seller has not entered into any other Contracts which affect or bind the Property.

                  (k) Seller's Information. To Seller's knowledge, the documents constituting Seller's information delivered to Purchaser under the provisions of
Section 6(a) hereof (i) are true and correct copies, (ii) do not contain any material inaccuracy and (iii) constitute all of the documents in Seller's possession or reasonably available to Seller relating to each item.

                  (l) Seller Not a Foreign Person. Seller is not a foreign person under the Internal Revenue Code of 1986, as amended.

                  (m) Boundary Line; Drainage Disputes. To the best of Seller's knowledge, Seller does not currently and has had no boundary or water drainage disputes with the owners of any property adjacent to the Property.

                  (n) Taxes Other Than Real Property Taxes. To the best of Seller's knowledge, all federal, state and other tax returns and reports required by law to be filed by Seller have been duly filed and all federal, state and other taxes, assessments and fees and other governmental charges upon Seller with respect to the Property or the business conducted thereon which are due and payable have been paid.

                  (o) Private Covenants Not of Record. To the best of Seller's knowledge, there are no private restrictions or conditions relating to the Property which do not appear of record.

                  For purposes of this Section 11, representations made "to the actual knowledge of Seller," "to Seller's knowledge" or similar terms shall mean only to the actual knowledge of Robert L. Huether (Vice President of Alex. Brown Realty, Inc., an affiliate of Seller), Terry F. Hall (Vice President of Alex. Brown Realty, Inc. and Vice President of Brown-Benchmark AGP, Inc., the Administrative General Partner of Seller), and Daniel P. Riedel, President of Benchmark Equities, Inc. (the Development General Partner of the Seller), without duty of said persons to conduct independent testing or to make inquiry of any third party or governmental agency, but following a reasonable inquiry of those persons at AIMCO (the current manager of the Property) who are responsible for the day-to-day management of the Property.

                  The representations and warranties set forth in this Section 11 shall survive the Closing for a period of one (1) year. Seller shall not have breached any representation or warranty set forth in Section 11 unless such representation or warranty is inaccurate in a material respect.

                  If, after the end of the Review Period, any of the representations and warranties set forth in this Section 11 shall cease to be true and correct in all material respects through no fault or cause of the Seller, Purchaser shall have the right to terminate this Agreement, in which case the Deposit shall be refunded to Purchaser, and all further rights and obligations of the parties under this Agreement shall terminate (saving and excepting the indemnity obligations set forth in Sections 7(c), 17 and 18(l) hereof, which shall survive). If Purchaser elects to proceed to Closing notwithstanding the failure of any representation or warranty through no fault or cause of the Seller, as set forth above, Purchaser shall be deemed to have accepted the Property subject to such failed representation or warranty, and Purchaser shall have no recourse against Seller for such failed representation or warranty following Closing.

                  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AND SHALL NOT IN ANY WAY BE LIABLE FOR ANY REPRESENTATIONS OR WARRANTIES, INCLUDING WITHOUT LIMITATION, (A) THE DIMENSION, SIZE OR ACREAGE OF THE PROPERTY; (B) THE CONDITION OF THE PROPERTY OR ANY IMPROVEMENTS THEREON OR THE SUITABILITY OF THE PROPERTY FOR HABITATION OR FOR PURCHASER'S INTENDED USE OR FOR ANY USE WHATSOEVER; (C) ANY APPLICABLE ENVIRONMENTAL, BUILDING, ZONING OR FIRE LAWS OR REGULATIONS OR WITH RESPECT TO COMPLIANCE THEREWITH OR WITH RESPECT TO THE EXISTENCE OF OR COMPLIANCE WITH ANY REQUIRED PERMITS, IF ANY, OF ANY GOVERNMENTAL AGENCY; AND (D) THE ABSENCE OF ANY HAZARDOUS SUBSTANCES. PURCHASER ACKNOWLEDGES TO SELLER THAT PURCHASER HAS FULLY INSPECTED THE PROPERTY AND PURCHASER ASSUMES THE RESPONSIBILITY AND RISKS OF ALL DEFECTS AND CONDITIONS, INCLUDING SUCH DEFECTS AND CONDITIONS, IF ANY, THAT CANNOT BE OBSERVED BY CASUAL INSPECTION.

                  12. Purchaser's Representations and Warranties.

                  Purchaser hereby covenants that the following representations and warranties of Purchaser are, in all material respects, true and correct and shall be true and correct as of the Closing. Seller's rights with respect to the following representations and warranties shall survive the Closing for a period of one (1) year:

                  (a) Organization of Purchaser. Purchaser is a corporation duly organized and existing under the laws of the State of Ohio, has the requisite right, power and authority to enter into and carry out the terms of this Agreement and the execution, performance and delivery hereof and of all other agreements and instruments referred to herein to be executed, performed or delivered by Purchaser and the performance by Purchaser of Purchaser's obligations hereunder will not violate or constitute an event of default under the terms and provisions of any material agreement, document or instrument to which Purchaser is a party or by which Purchaser is bound.

                  (b) Authority to Enter Into Agreement. All requisite corporate and other proceedings required to be taken by or on behalf of Purchaser to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken, and this Agreement is a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

                  13. Condition of Property; Change in Circumstance.

                  (a) Seller covenants and agrees (i) to advise Purchaser of any change in the physical condition of the Property or use or operation thereof, or of any damage or destruction to the Property ("Change in Condition") immediately upon the Seller becoming aware thereof, and (ii) to deliver to Purchaser copies of all notices and documents relating to the Property received by Seller.

                  (b) In the event that, prior to the Closing, the Property is destroyed or materially damaged, Purchaser shall have the right, exercisable by giving notice of such decision to Seller within ten (10) calendar days after receiving written notice from Seller of such damage or material destruction, to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder and the Deposit shall be returned to Purchaser, with all escrow cancellation costs shared equally by Purchaser and Seller. If Purchaser elects to accept the Property in its then condition, all proceeds of insurance payable to Seller by reason of such damage or destruction shall be paid to Purchaser at Closing and Purchaser shall purchase the Property in its then condition for an amount equal to (i) the Purchase Price, minus (ii) an amount equal to any deductible under the policy of insurance covering the damaged or destroyed Property and minus (iii) an amount equal to any uninsured loss.

                  In the event of non-material damage, all proceeds of insurance payable to Seller by reason of such damage or destruction shall be paid to Purchaser at Closing and Purchaser shall purchase the Property in its then condition for an amount equal to (i) the Purchase Price, minus (ii) an amount equal to any deductible under the policy of insurance covering the damaged or destroyed Property and minus (iii) an amount equal to any uninsured loss.

                  (c) If Seller has received or, prior to the Closing, receives notice of any pending action by any federal, state, local or other agency concerning any violation of any law, statute, ordinance or regulation affecting the Property, (i) Seller may elect to correct such violation at Seller's expense prior to the Closing, and shall notify Purchaser in writing of such violation and Seller's intended action within ten (10) calendar days after receipt of such notice; (ii) if Seller desires to correct such violation but if such correction cannot be accomplished prior to the Closing, Seller shall notify Purchaser in writing of such violation and its desire to correct such violation and shall thereupon commence and diligently prosecute the same to completion, at Seller's sole cost and expense, as promptly as possible and the Closing shall be delayed (but not for a period in excess of thirty (30) days) until completion of such correction, or (iii) Seller shall submit such notice to

Purchaser and notify Purchaser in writing that Seller does not intend to correct such violation. Within ten (10) calendar days of receipt of such notice, Purchaser may elect in writing to acquire the Property subject to such violation or such matters or requirements, respectively, without reduction in the Purchase Price or Purchaser may elect to terminate this Agreement and neither party will have any further obligation to the other party other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, in which case the Deposit shall be returned to Purchaser and escrow cancellation costs shall be shared equally by Purchaser and Seller. Any work required to be performed by Seller pursuant to the terms of this Agreement shall be performed in accordance with all applicable laws in effect at the time such work is performed. In the event Purchaser elects to terminate the Escrow, neither party shall have any further rights or obligations hereunder other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, and the Deposit shall be returned to Purchaser, with all escrow and cancellation costs shared equally by Purchaser and Seller.

                  (d) If, prior to the Closing, Seller receives written notice of a pending condemnation proceeding concerning any portion of the Property, Seller shall promptly deliver to Purchaser written notice of such pending condemnation. Purchaser shall have the option to terminate this Agreement upon written notice to Seller delivered not later than ten (10) calendar days after receipt of Seller's notice. If this Agreement is so terminated, neither party shall have any further rights or obligations hereunder other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, and the Deposit will be returned to Purchaser, with all escrow and cancellation costs shared equally by Purchaser and Seller. In the event Purchaser does not elect to terminate this Agreement as provided above, Seller shall assign and turn over to Purchaser all awards for the taking by eminent domain which accrue to Seller, and the parties shall proceed to the Closing pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price.

                  (e) "Material damage" for purposes of Section 13(b) shall be any damage to the Property, the cost of which to repair exceeds the sum of Fifty Thousand Dollars ($50,000).

                  (f) At all times prior to the Closing, Seller shall not make any material modifications or alterations to the Property without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed prior to the end of the Review Period but shall be in Purchaser's sole discretion after the end of the Review Period.

                  14. Covenants of Seller Prior to Closing. During the period from the Opening of Escrow until the earlier of (i) Closing or (ii) the termination of this Agreement, Seller shall, in addition to the covenants set forth elsewhere in this Agreement:

                  (a) Not list the Property with any broker or otherwise solicit or make or accept any offers to sell the Property, engage in any discussions or negotiations with any third party with respect to the sale or other disposition of the Property, or enter into any contracts or agreements (whether binding or not) regarding any disposition of the Property.

                  (b) Not permit or suffer to exist any monetary encumbrance, charge or lien to be placed or claimed upon the Property unless such monetary encumbrance, charge or lien will be removed by Seller upon the Closing;

                  (c) Not, without the prior written consent of Purchaser, enter into any new tenant leases or modifications thereof or renew or extend any existing tenant leases except for leases or extensions thereof on Seller's current standard lease form at market rate rents as determined by the Seller in the ordinary course with terms of no more than twelve (12) months;

                  (d) Except as noted in Section 11(d), timely satisfy and perform all of its commitments and obligations as landlord under the Leases for the Property through the Closing Date;

                  (e) Not liquidate any security deposit of any tenant after the expiration of the Review Period except in the ordinary course of business;

                  (f) Not enter into any service, management or other contract relating to the Property which will survive the Closing without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed prior to the end of the Review Period but shall be in Purchaser's sole discretion after the end of the Review Period;

                  (g) Not intentionally take any action, or omit to take any action, which action or omission would have the effect of violating any of its representations, warranties, covenants and agreements contained herein;

                  (h) Promptly notify Purchaser in writing if any of the representations and warranties set forth in this Agreement are no longer true and correct in all material respects;

                  (i) Continue to maintain the Property in substantially its current condition, to repair or replace (as required) any portion of the Real Property or Tangible Personal Property that breaks, falls into disrepair or becomes inoperable, to keep the staffing at the Property at the same or greater level as exists on the date of this Agreement, and to continue to market and advertise the Property in a manner consistent with Seller's past practices. Seller acknowledges that the covenant set forth in this Section 14(i) shall require Seller to promptly respond to tenant work orders and to maintain in good working condition the refrigerators, stoves/ranges, dishwashers, and central heating and cooling systems in each apartment unit of the Property.

                  (j) Maintain all policies of insurance which Seller currently maintains with respect to the Property;

                  15. Default and Remedies.

                  (a) Purchaser's Default. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IF PURCHASER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED SOLELY DUE TO THE DEFAULT OF PURCHASER, SELLER SHALL BE RELEASED OF ITS OBLIGATION TO SELL THE PROPERTY TO PURCHASER AND MAY PROCEED AGAINST PURCHASER UPON ANY CLAIM OR REMEDY WHICH IT MAY HAVE AT LAW OR IN EQUITY; PROVIDED, HOWEVER, THAT BY PLACING THEIR INITIALS HERE: [ /s/ DPR, TFH {Seller}/ /s/ JPM{Purchaser}] PURCHASER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES IN CASE OF PURCHASER'S DEFAULT, THAT THE PARTIES HAVE NEGOTIATED IN GOOD FAITH AS TO THEIR BEST REASONABLE ESTIMATE OF THE DAMAGES TO THE SELLER, AND AGREE THAT LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT REPRESENTS THE RESULTS OF SUCH NEGOTIATION, AND THAT SELLER SHALL BE ENTITLED TO RETAIN SUCH DEPOSIT AS SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, IN LAW OR AT EQUITY, EXCEPT FOR ANY RIGHTS SELLER MAY HAVE UNDER SECTIONS 7(c), 17 AND 18(l).

                  (b) Seller's Default/Failure of Condition to Close. If this transaction fails to close because of the failure of any condition (except Purchaser's default) or as a result of Seller's default, the Deposit shall be returned to Purchaser. In addition, in the case of Seller's default, Purchaser shall be entitled to such remedies for breach of contract as may be available at law and in equity, including, without limitation, the remedy of specific performance; provided, however, that Seller's liability for damages for failure to close hereunder shall (exclusive of Seller's obligation to return the Deposit) not exceed the lesser of (i) One Hundred Fifty Thousand Dollars ($150,000) or (ii) the total sums paid by Purchaser to third parties (including reasonable attorney's fees) in connection with Purchaser's review of the Property (including title and survey) under Sections 7 and 8 hereof.

                  (c) Notice of Default. Except for a party's failure to close on the Closing Date, neither party shall have the right to declare a default by the other party and terminate this Agreement because of a failure by such other party to perform under the terms of this Agreement unless the other party shall fail to cure such failure to perform with ten (10) business days after its receipt of written notice of such failure to perform.

                  (d) Fees. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees due to the Escrow Holder for holding the Deposit and any fees due to the Title Company for cancellation of the Title Commitment.

                  16. Provisions Regarding Escrow and Deposit.

                  (a) Investment and Use of Funds. The Escrow Holder shall invest the Deposit in government insured interest-bearing accounts satisfactory to Purchaser, shall not commingle the

Deposit with any funds of
the Escrow Holder or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. If the Closing under this Agreement occurs, the Escrow Holder shall apply the Deposit as provided in Section 5 above. Provided such supplemental escrow instructions are not in conflict with this Agreement as it may be amended in writing from time to time, Seller and Purchaser agree to execute such supplemental escrow instructions as may be appropriate to enable Escrow Holder to comply with the terms of this Agreement.

                  (b) Termination Before Expiration of Review Period. If Purchaser elects to terminate the Agreement pursuant to Section 7, Escrow Holder shall pay the entire Deposit to Purchaser one business day following receipt of a termination notice ("Termination Notice")from Purchaser (as long as the current investment can be liquidated in one day) and this Agreement shall thereupon terminate, subject to Purchaser's obligations under Section 7(c) hereof. No notice to Escrow Holder from Seller shall be required for the release of the Deposit to Purchaser by Escrow Holder under Section 7(b) above. The Deposit shall be released and delivered to Purchaser from Escrow Holder upon Escrow Holder's receipt of the Termination Notice, despite any objection or potential objection by Seller. Seller agrees it shall have no right to bring any action against Escrow Holder which would have the effect of delaying, preventing, or in any way interrupting Escrow Holder's delivery of the Deposit to Purchaser pursuant to this Section (b), any remedy of Seller being against Purchaser, not Escrow Holder. For information purposes, Escrow Holder shall deliver notice of any disbursement to Seller under this Section 16(b) within a few days after such disbursement.

                  (c) Interpleader. Seller and Purchaser mutually agree that in the event of any controversy regarding the Deposit, unless mutual written instructions are received by the Escrow Holder directing the disposition of the Deposit, the Escrow Holder shall not take any action, but instead shall await the disposition of any proceeding relating to the Deposit or, at the Escrow Holder's option, the Escrow Holder may interplead all parties and deposit the Deposit with a court of competent jurisdiction in which event the Escrow Holder may recover all of its court costs and reasonable attorneys' fees. Seller or Purchaser, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Holder, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

                  (d) Liability of Escrow Holder. Except as provided in Section 16(b) above, the parties acknowledge that the Escrow Holder is acting solely as a stakeholder at their request and for their convenience, that the Escrow Holder shall not be deemed to be the agent of either of the parties, and that the Escrow Holder shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Seller or Purchaser resulting the Escrow Holder's mistake of law respecting the Escrow Holder's scope or nature of its duties. Seller and Purchaser shall jointly and severally indemnify and hold the Escrow Holder harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Holder's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Holder in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Holder.

                 (e) Escrow Fee. Except as expressly provided herein to the contrary, the escrow fee, if any, charged by the Escrow Holder for holding the Deposit or conducting the closing shall be shared equally by Seller and Purchaser.

                  17. Brokerage Fees. Saving and excepting a brokerage commission payable to CB Richard Ellis, which brokerage commission shall be payable solely by Seller, Seller hereby represents and warrants to Purchaser, and Purchaser hereby represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with the transaction contemplated by this agreement or to its knowledge is in any way connected with any such transaction. In the event of any claims for brokers or finders fees or commissions in connection with the negotiation, execution or consummation of this Agreement (saving and excepting the brokerage commission payable to CB Richard Ellis, which is the sole obligation of Seller), then Seller shall indemnify, save harmless and defend Purchaser from and against such claims if they shall be based upon any statement, representation or agreement by Seller, and Purchaser shall indemnify, save harmless and defend Seller from and against such claims if they shall be based upon any statement, representation or agreement by Purchaser. The provisions of this Section 17 shall survive the Closing or other termination of this Agreement.

                  18. Miscellaneous.

                  (a) Waiver of Performance. Either party may waive the satisfaction or performance of any conditions or agreements in this Agreement which have been inserted for its own and exclusive benefit, so long as the waiver is signed (unless the Agreement provides for a non-written waiver) and specifies the waived condition or agreement and is delivered to the other party hereto and the Escrow Holder.

                  (b) Section Headings. The section headings of this Agreement are for the purposes of reference only and shall not be used for limiting or interpreting the meaning of any section.

                  (c) Notices. All notices under this Agreement shall be in writing and shall be effective upon receipt whether delivered by personal delivery or recognized overnight delivery service, telecopy (with originals sent by next day overnight delivery), or sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

                  If to Seller:

                  Craig K. Leonard
                  Brown-Benchmark AGP, Inc.
                  Brown-Benchmark Properties Limited Partnership
                  225 East Redwood Street
                  Baltimore, Maryland 21202
                  (410) 727-4083 Fax: (410) 625-2694
                           with a copy to:

                  Janice M. Setren, Esq.
                  225 East Redwood Street
                  Baltimore, Maryland 21202
                  (410) 727-4083 Fax: (410) 625-2694

                  If to Purchaser:

                  Jeffrey P. March
                  President
                  Crown Management Corp.
                  10875 Indeco Drive
                  Cincinnati, OH 45241
                  (513) 891-0133 ext. 103
                  Fax: (513) 936-4153

                           with a copy to:

                  Andrew R. Giannella, Esq.
                  Ulmer & Berne LLP
                  2800 Convergys Center
                  600 Vine Street
                  Cincinnati, Ohio 45202
                  (513) 762-6217
                  Fax: (513) 762-6245

                  If to Title Company/Escrow Holder:

                  Riverbend Commercial Title Agency Limited Partnership
                  Attn:  Gregory Haverkamp
                  1500 Tri-State Building
                  432 Walnut Street
                  Cincinnati, Ohio 45202
                  (513) 579-6568 Fax: (513) 579-6957

                  (d) Time of Essence. TIME AND EACH OF THE TERMS, COVENANTS, CONDITIONS AND CONTINGENCIES OF THIS AGREEMENT ARE HEREBY EXPRESSLY MADE OF THE ESSENCE.

                  (e) Counterparts. This Agreement may be executed in several counterparts and all such executed counterparts shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatories to the original or to the same counterpart.

                  (f) Governing Law. The validity, construction and operational effect of this Agreement shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  (g) Attorneys' Fees and Costs. In any action between the parties hereto seeking the enforcement of any of the terms and provisions of this Agreement, or in connection with the Property or the Escrow, the prevailing party in such action shall be awarded, in addition to damages, injunctive or other relief, its reasonable costs and expenses, and reasonable attorneys' fees.

                  (h) Further Assurances. Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated.

                  (i) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Crown Management Corp., the original "Purchaser" named herein, shall be permitted to assign this Agreement one time to a nominee or an affiliate of Purchaser. However any such nominee or affiliate shall not be permitted to further assign this Agreement without Seller's consent, which consent shall not be unreasonably withheld. No assignment hereunder shall effect a release of Crown Management Corp., the original "Purchaser" named herein, and said Crown Management Corp. shall remain responsible for the full performance of its nominee or affiliate under this Agreement.

                  (j) Severability. If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect, so long as the substantial economic benefits to the parties can be realized.

                  (k) General Survival Provisions. Except as set forth in
Section 18(l) below, the provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

                  (l) Survival of Representations and Warranties. All representations and warranties contained herein shall survive the Closing for a period of one (1) year. Purchaser and Seller hereby agree to indemnify, defend and hold harmless the other from any and all loss, liability, damage, cost or expense (including, without limitation, attorneys' fees) resulting from any material breach of any representation or warranty by the indemnifying party, provided that any claim made with respect to any breach is made within the foregoing one (1) year period.

                  (m) Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and agree that the normal rule of construction (i.e., that any ambiguities are to be resolved against the drafting party) shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

                  (n) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (o) Entirety and Amendments. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended only by written agreement signed by both of the parties hereto.

                  (p) Exculpation. Neither Seller, nor any employee, partner, officer, agent or representative of Seller or of any partner of Seller shall be held to any personal liability hereunder. The satisfaction of any claim by Purchaser against Seller hereunder or in connection with any activities or failure to act of Seller on or about the Property shall be limited solely to Seller's interest in the Property or an amount equal to the proceeds from the sale of Seller's interest in the Property. This limitation shall extend to any agreement, covenant, representation, warranty, assignment, assumption or action made, delivered, executed or done under or in connection with this Agreement. Notwithstanding the foregoing, Purchaser shall be entitled to pursue Seller and any assets of Seller in satisfying any valid claim against Seller as set forth herein and provided that Seller shall not be liable for any consequential or punitive damages. This Section 18(p) shall survive the Closing of Escrow and any termination of this Agreement.

                  (q) Venue. The venue for any suit involving this Agreement shall be in Cincinnati, Ohio.

                  (r) Prevailing Party in Dispute. In the event of a dispute between the Parties that in any way relates to this Agreement, the prevailing party in such dispute shall be entitled to recover from the other party its reasonable attorney's fees actually incurred in connection with the dispute.

                  (s) Vacant Units. Seller shall deliver all vacant units at the Property as of the Closing Date in market ready condition or will, at the Closing, provide the Purchaser with a credit sufficient to place such units in market ready condition (the "Make Ready Credit"). Purchaser agrees that the maximum Make Ready Credit per vacant unit that will be given is Five Hundred Dollars ($500), unless a vacant unit has missing or broken appliances, missing or destroyed flooring or floor coverings, missing or broken heating and cooling systems or other major issues. The Parties agree that the Five Hundred Dollar ($500) per unit limitation on the Make Ready Credit is primarily intended to apply to normal turnover items such as general cleaning, carpet cleaning, odor removal, and painting. The Parties agree to act reasonably and objectively in effectuating the intent of this Section.

                  (s) Walk Through. At least seven (7) calendar days prior to the Closing Date, Purchaser shall conduct a walk through inspection of the Property including, without limitation, vacant units, to confirm that the Property is in the condition required by this Agreement. Seller or a designated representative of Seller shall have the right to accompany Seller on such walk through inspection. Promptly following the walk though inspection and in no event later than three (3) calendar days prior to Closing, Purchaser shall, if the same is warranted, provide Seller with written notice specifying the Make Ready Credit that Purchaser, acting reasonably and objectively, believes is appropriate (the "Make Ready Credit Notice"). Promptly following the provision of the Make Ready Credit Notice, if the same is provided, Seller and Purchaser shall work in good faith to reach an agreement as to the appropriate Make Ready Credit.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the respective date set forth opposite their signature; the Agreement shall be effective upon its acceptance and execution by Seller.

                                    PURCHASER

EXECUTED by Purchaser                  CROWN MANAGEMENT CORP.
on the 3rd day of
July, 2003.
                                       By: /s/  Jeffrey P. March
                                       Jeffrey P. March, President

                                     SELLER

EXECUTED by Seller                     BROWN-BENCHMARK PROPERTIES
on the 16th day of                              LIMITED PARTNERSHIP
July, 2003.
                                       By:  BROWN-BENCHMARK AGP, INC.,
                                            Administrative General Partner


                                       By:     /s/  Terry F. Hall
                                            Terry F. Hall
                                            Vice President

                                       By: BENCHMARK EQUITIES, INC.,
                                           Development General Partner


                                       By:    /s/  Daniel P. Riedel
                                           Daniel P. Riedel
                                           President

The undersigned Escrow Holder has executed this Agreement for the purposes of acknowledging its rights and obligations hereunder.

EXECUTED by Escrow                       RIVERBEND COMMERCIAL TITLE AGENCY
Holder on the _____ day                  LIMITED PARTNERSHIP
of July, 2003
                                           By:      RIVERBEND COMMERCIAL TITLE
                                                      AGENCY, INC.

                                           Its:     General Partner

                                           By:  /s/  Don R. Gardner
                                           Print:  Don R. Gardner
                                           Title:  President

                                                                         Annex 2

                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS


                  THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of the _16th_ day of July, 2003, by and between BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and CONNOR & MURPHY LTD., an Ohio limited liability company ("Purchaser").

                                   WITNESSETH:

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Agreement of Sale and Purchase. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following described property:

                  (a) The real property located at 860 Deerfield Boulevard, Cincinnati, Clermont County, Ohio, consisting of approximately 18.99 acres of land, all as more fully described on Exhibit A attached hereto as a part hereof (the "Land").

                  (b) All improvements located on the Land and owned by Seller, including, but not limited to, that certain garden apartment project commonly known as "Deerfield Community," consisting of (i) 22 buildings of two-story wood frame construction, containing 223 apartment units,
         (ii) approximately 446 paved parking spaces, (iii) swimming pool, and
         (iv) club house (collectively, the "Improvements").

                  (c) All and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances on the Land or in any way appertaining to the Land, including, but not limited to, development, water and mineral rights, and, without warranty, all right, title and interest of Seller in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Land (collectively, the "Appurtenances").

                  (d) All equipment, machinery, furniture, furnishings, supplies and other tangible personal property owned by Seller, and Seller's interest in any such property leased by Seller, now or hereafter located in and used in connection with the Land, Improvements and Appurtenances (collectively, the "Tangible Personal Property").

                  (e) All leases of, and occupancy agreements relating to, the Land or Improvements, or any portion thereof (together with all security deposits, prepaid rent, guaranties, letters of credit and other documents and instruments relating thereto) (collectively, the "Leases").

                  (f) All of Seller's right, title and interest in and to the following intangible personal property related to the Land, Improvements and Appurtenances: (i) all contracts, contract rights and remedies, guaranties, warranties and agreements, if any, from any contractors, subcontractors or suppliers regarding their performance, quality of workmanship and quality of material supplied in the construction, development and installation of any and all Improvements and all manufacturers' and dealers' warranties, if any, with respect to the Tangible Personal Property; (ii) all assignable governmental licenses and permits; (iii) all vendor, maintenance, material, management, supply and service contracts that Purchaser elects to assume in writing or is deemed to have assumed pursuant to Section 9(a)(v) before the expiration of the Review Period (as hereinafter defined); (iv) all plans, drawings and specifications in Seller's possession or control; (v) all books and records, tenant and loan correspondence files, loan documents, governmental notices and all other such non-confidential information and documents relating to the operation of the Land, Improvements and Appurtenances in Seller's possession or control (excluding, however, materials relating to Seller's internal accounting or investor information or communications); and (vi) all trade names associated with the Land, Improvements and Appurtenances (including, but not limited to, the name "Deerfield Community") (collectively, the "Intangible Personal Property").

                  The Land, Improvements and Appurtenances are hereinafter collectively referred to as the "Real Property;" the Tangible Personal Property, Leases and Intangible Personal Property are hereinafter collectively referred to as the "Personal Property;" and the Real Property and Personal Property are hereinafter collectively referred to as the "Property."

                   2. Purchase Price. The purchase price for the Property ("Purchase Price") shall be Ten Million Six Hundred Thousand Dollars ($10,600,000).

                  a) Purchaser, 48 hours after the acceptance and execution of this Agreement by Seller, shall deposit into Escrow (as hereinafter defined) the sum of Two Hundred Thousand Dollars ($200,000) (the "Deposit") and open Escrow. The Deposit shall be held pursuant to the terms of this Agreement and any additional instructions requested by the Escrow Holder (as hereinafter defined), as set forth in Section 3. The Deposit shall be placed in an interest bearing account satisfactory to Purchaser. All interest earned on the Deposit shall become part of the Deposit, and the term "Deposit" shall include all interest earned thereon. The Deposit shall be applied towards the Purchase Price or otherwise held or delivered in accordance with the terms hereof.

                  (b) On or prior to the Closing Date (as hereinafter defined) and at such time so as not to delay the Closing (as hereinafter defined), Purchaser shall deposit into Escrow in cash, bank cashier's check or bank wire transfer of immediately available funds an amount equal to the Purchase Price minus the Deposit (which amount shall, however, be adjusted by all credits and prorations permitted or required by the provisions of this Agreement).

                  3.       Escrow Instructions.

                  (a) Seller and Purchaser shall, as soon as reasonably practicable, and in any event within two (2) business days after the acceptance and execution of this Agreement by Seller, open an escrow ("Escrow") with Chicago Title Insurance Company ("Escrow Holder"), in order to consummate the purchase in accordance with the terms and provisions hereof. A copy of this Agreement shall be deposited in the Escrow and the provisions hereof shall constitute joint primary escrow instructions to the Escrow Holder; provided, however, that the parties shall execute such additional instructions as they deem desirable and as requested by the Escrow Holder not inconsistent with the provisions hereof, all as more fully set forth in
                           Section 16 hereof. The date as of which the Escrow Holder shall receive executed counterparts from the Seller and Purchaser of this Agreement shall constitute the "Opening of Escrow." Upon request of either or both of the parties hereto, Escrow Holder shall deliver written confirmation of the date of the Opening of Escrow to the parties in the manner set forth in Section 18(c) of this Agreement. Additional provisions regarding the Escrow are set forth in
                           Section 16 hereof, and such provisions shall govern the terms of the Escrow.

                  (b) The following shall be delivered into Escrow in connection with the transfer of the Property (all instruments to be delivered by either party shall be in conformity with this Agreement and in a form mutually acceptable to Purchaser's attorney and Seller's attorney):

                  (i) At least two (2) business days prior to the Closing Date, Seller shall deposit into the Escrow the following:

                  (A) a general warranty deed (the "Deed"), in substantially the form of Exhibit C attached hereto as a part hereof, in recordable form, duly executed and acknowledged by Seller, which shall convey to Purchaser (or its assignee or nominee as may have been specified by Purchaser) good, indefeasible and marketable fee simple title to the Real Property, subject only to the Permitted Exceptions (as defined in Section 8(f) below) applicable to the Property;

                  (B) three (3) originals of an assignment and assumption of leases ("Assignment of Leases"), in substantially the form of Exhibit D attached hereto as a part hereof, duly executed and acknowledged by Seller, assigning unto Purchaser (or its assignee or nominee as may have been specified by Purchaser), all of Seller's right, title and interest in and to the Leases, which shall include an obligation of Seller to indemnify and hold Purchaser harmless from and against any and all losses, fees, claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred) suffered by Purchaser on account of any act, default or failure to perform by Seller, as landlord, under the Leases covered by the Assignment of Leases arising or occurring prior to the Closing Date and any claims for return of security deposits not paid over or credited to Purchaser at Closing, and an obligation of Purchaser to indemnify and hold Seller harmless from and against any and all losses, fees, claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred) suffered by Seller on account of any act, default or failure to perform by Purchaser, as landlord, under the Leases covered by the Assignment of Leases arising or occurring on and after the Closing Date;

     (C) three (3) originals of an assignment ("Assignment of Intangibles"), in substantially the form of Exhibit E attached hereto as a part hereof, duly executed and acknowledged by Seller, assigning unto Purchaser (or its assignee or nominee as may have been specified by Purchaser), without warranty, all of Seller's right, title and interest in and to, respectively, the Intangible Personal Property, which Assignment of Intangibles shall include (i) Seller's indemnity in favor of Purchaser for all obligations, duties and liabilities of Seller in connection with the Assignment of Intangibles for the period prior to the Closing Date, together with all consents required for the assignment of any of the Intangible Personal Property covered by the Assignment of Intangibles, and (ii) Purchaser's indemnity in favor of Seller for all obligations, duties and liabilities of Purchaser in connection with the Intangible Personal Property covered by the Assignment of Intangibles for the period on and after the Closing Date;

                  (D) three (3) originals of an "AS IS" bill of sale (a "Bill of Sale"), in substantially the form of Exhibit F attached hereto as a part hereof, duly executed and acknowledged by Seller, vesting in Purchaser (or its assignee or nominee as may have been specified by Purchaser) good title to the Personal Property, which Bill of Sale shall be subject only to the Permitted Exceptions (if appropriate);

                  (E) three (3) originals of an affidavit from Seller which satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Section 1445 Affidavit"), in substantially the form of
                           Exhibit G attached hereto as a part hereof;

                  (F) a written statement, dated as of the Closing Date, reaffirming that, to Seller's best knowledge and belief, all of the warranties and representations of Seller made in this Agreement are true and correct in all material respects as of the Closing Date or noting any exceptions occurring since the date of this Agreement, in substantially the form of Exhibit H attached hereto as a part hereof;

                  (G) a current rent roll for the Property (a copy of which is attached hereto as Exhibit I, the "Rent Roll"), certified by Seller, to its knowledge as current, accurate and complete;

                  (H) such disclosures, reports and certifications as are required by applicable state and local law, and any Seller's affidavit reasonably required by the Title Company (as hereinafter defined), in connection with the conveyance of real property;

                  (I) evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the Escrow Holder and the Title Company (as hereinafter defined);

                  (J) a notice to each tenant of the Property, in substantially the form of Exhibit J attached hereto as a part hereof, advising each tenant that the management responsibilities for the Property have been changed, and containing instructions as to the future payment of rents and other amounts under such tenant's Lease (the "Tenant Notices"); and

                  (K) such other instruments and documents as may be reasonably requested by Escrow Holder or otherwise required to transfer the Property to Purchaser in accordance with the terms and conditions of this Agreement.

                  (ii) Following notification from Escrow Holder that Seller has delivered into Escrow all of its documents required under Section 3(b)
         (i) above, and that Escrow Holder is able to proceed to close Escrow in accordance with the terms of this Agreement (but not later than the outside time for Closing provided in Section 3(a) above), Purchaser shall deposit into Escrow:

                  (A) cash, bank cashier's check or wire transfer of immediately available funds in the amount set forth in Section 2(c) hereof, and such additional sums as shall be necessary to pay the expenses payable by Purchaser hereunder;

                  (B) such disclosures and reports as are required by applicable state and local law in connection with the conveyance of real property;

                  (C) three (3) originals of the Assignment of Leases, duly executed and acknowledged by Purchaser;

                  (D) three (3) originals of the Assignment of Intangibles, duly executed and acknowledged by Purchaser;

                  (E) a written statement, in substantially the form of Exhibit K attached hereto as a part hereof, dated as of the Closing Date, reaffirming that, to Purchaser's best knowledge and belief, all of the warranties and representations of Purchaser made in this Agreement are true and correct in all material respects as of the Closing Date or noting any exceptions occurring since the date of this Agreement;

                  (F) evidence of the existence, organization and authority of Purchaser and of the authority of the persons executing documents on behalf of Purchaser reasonably satisfactory to the Escrow Holder and the Title Company (as hereinafter defined); and

                  (G) such other instruments and documents as may be reasonably requested by Escrow Holder or other wise required to transfer the Property to Purchaser in accordance with the terms and conditions of this Agreement.

                  (iii) Five (5) business days prior to the Closing, Escrow Holder shall deliver to Purchaser and Seller a pro forma closing statement which sets forth, in a manner satisfactory to Purchaser and Seller, the prorations and other debits and credits contemplated by this Agreement.

                  4. Conditions to Closing.

                  (a) Conditions to Purchaser's Obligation to Close. The Closing shall not occur unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by Purchaser:

                  (i) All conditions and contingencies described herein and in
         Section 7 below have either been satisfied or waived in writing by Purchaser;

                  (ii) All funds and instruments described in Section 3 above to be delivered by Seller have been delivered to the Escrow Holder;

                  (iii) On the Closing Date, Seller shall not be in default in the performance of any material covenant or agreement to be performed by Seller under this Agreement;

                  (iv) On the Closing Date, all representations and warranties made by Seller in Section 11 hereof shall be true and correct in all material respects as if made on and as of the Closing Date or if not, shall have been waived or deemed waived by Purchaser;

                  (v) The Title Company (as hereinafter defined) is committed to issue to Purchaser an ALTA Owner's Form B (amended 10/17/70) Policy of Title Insurance for the Property (containing such endorsements as Purchaser shall have requested and the Title Company shall have agreed to provide prior to the expiration of the "Review Period," as that term is hereinafter defined) insuring Purchaser, its assignee or its nominee as may have been specified by Purchaser, as owner of good, marketable and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions; and

                  (vi) No material adverse change in the Property or the use or operation thereof will have occurred since the expiration of the Review Period.

                  (b) Conditions to Seller's Obligation to Close. The Closing shall not occur unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by Seller:

                  (i) All funds and instruments described in Section 3 above to be delivered by Purchaser have been delivered to the Escrow Holder;

                  (ii) On the Closing Date, Purchaser shall not be in default in the performance of any material covenant or agreement to be performed by Purchaser under this Agreement;

                  (iii) On the Closing Date, all representations and warranties made by Purchaser in Section 12 hereof shall be true and correct in all material respects as if made on and as of the Closing Date; and

                  (iv) The sale described herein shall have been approved in writing by persons owning more than 50% of the outstanding "Units" in Seller. For purposes hereof, a

         "Unit"  is an
         "Assignee Unit" representing a non-subordinated limited partnership interest in Seller which is credited to a person on the books and records of the Seller. Seller shall solicit such approval promptly following the execution of this Agreement by all parties and shall promptly deliver to Purchaser copies of such solicitation and copies of all approvals received by Seller. Purchaser acknowledges that the form of consent solicitation must be submitted to and approved by the Securities and Exchange Commission under the Securities Exchange Act of 1934 prior to being sent to the owners of the Units.

                  5. Closing.

                  (a) The closing of the transaction described herein (the "Closing") shall take place at the offices of the Title Company, or at such other place or in such other manner (e.g., by mail) as the parties shall agree. The date of the Closing ("Closing Date") shall be seventy-five (75) days after the expiration of the Review Period (as such term is hereinafter defined), or if such date is not a business day, on that first business day thereafter, or such earlier date as shall be agreed upon by Seller and Purchaser.

                  (b) Upon satisfaction of the conditions set forth in Sections 4(a) and (b) above, Escrow Holder shall:

                  (i) Cause (A) the Deed to be recorded in the Land Records of Clermont County, Ohio; and (B) such recordable loan documents for any loan or loans to Purchaser in connection with Purchaser's acquisition of the Property to be recorded in the appropriate Land Records or other records of any County or other governmental jurisdiction.

                  (ii) Deliver to Purchaser one executed original of the Assignment of Leases, one executed original of the Bill of Sale, one executed original of the Assignment of Intangibles, one executed original of the Section 1445 Affidavit, one conformed copy of the recorded Deed, and copies of any other closing documents and a final, executed settlement statement consistent with the estimated closing statement approved by Purchaser prior to the Closing;

                  (iii) Deliver to Seller one executed original of the Assignment of Leases, one executed original of the Bill of Sale, one executed original of the Assignment of Intangibles, one executed original of the Section 1445 Affidavit, conformed copy of the recorded Deed, and copies of any other closing documents and a final, executed settlement statement consistent with the estimated closing statement approved by Seller prior to the closing; and

                  (iv) Disburse all funds deposited with Escrow Holder by Purchaser (including the Deposit) in accordance with the settlement statement.

                  (c) Simultaneously with the actions taken by Escrow Holder under Section 5(b) above, Seller shall deliver to Purchaser (i) possession, use and occupancy of the Property and (ii) the original Leases (collectively, the "Leases") and all other original documents evidencing or constituting the Intangible Personal Property .

                  6. Delivery of Seller's Information.

                  (a) To the extent such items are in Seller's possession or are otherwise reasonably available to Seller, Seller either has heretofore provided, or shall, within five (5) business days after the date hereof, provide to Purchaser the documents described below (together with any other information delivered by Seller to Purchaser under the terms of this Agreement, "Seller's Information"):

                  (i) a copy of the most recent title insurance policy, and the exhibits, easements and rights-of-way referenced therein, for the Property;

                  (ii) a copy of the real estate property tax assessments(s), tax bill(s) and appeals with respect to the Property for the two (2) most recent years;

                  (iii) copies of all governmental licenses, permits, violations, franchise agreements, maintenance and repair contracts and all service or supply contracts, or any other agreements or leases related to the operation, maintenance and status of the Property (all service or supply contracts relating to the Property are listed on Exhibit L, attached hereto as a part hereof, and hereinafter referred to as the "Service Contracts");

                  (iv) a schedule of all Property employees, including title, compensation, quarters and all other related payments and benefits for the Property;

                  (v) an insurance loss history of the Property for the years 2000, 2001, 2002 and 2003 year-to-date;

                  (vi) a copy of the "as-built" survey, and plans and specifications for the Property;

                  (vii) copies of all engineering, environmental and appraisal reports or other studies concerning physical conditions and operations of the Property or any recommended improvements thereto, including, but not limited to, termite inspection reports, toxic substance reports (asbestos, lead paint, lead in water, storage tanks, radon tests, mold, etc.) produced or created for Seller over the last three (3) years;

                  (viii) a schedule of all personal property and fixtures currently owned or leased to Seller and located on the Property (all personal property and fixtures relating to the Property are listed on Exhibit M, attached hereto as a part hereof, and hereinafter referred to as the "Personal Property");

                  (ix) for the Property: (A) annual income and expense statements for 2000, 2001, 2002 and 2003 year-to-date, (B) the most current monthly operating statement, and (C) annual statements of all capital improvements and/or replacement reserves expenditures for 2000, 2001, 2002 and 2003 year-to-date;

                  (x) the most current rent roll for the Property; and

                  (xi) a certified statement of asking "Street Rents" as of the date of this agreement, indicating any rent specials, concessions or adjustments, and security and other deposits for the Property.

                  (b) Seller shall have an ongoing obligation during the pendency of this Agreement to provide Purchaser with any additional or updated documents described in Section 6(a) above coming into Seller's possession or becoming reasonably available to Seller after the initial delivery of the information under Section 6(a) above (including, but not limited to, an updated rent roll and an operating statement for each month during the pendency of this Agreement, and any relevant updated insurance loss history), and such documents shall for all purposes constitute part of Seller's Information.

                  (c) If Escrow fails to close, Purchaser agrees to promptly return to Seller all documents and other materials constituting Seller's Information.

                  (d) Except as provided in Section 11 below, Seller shall not be deemed to have made any representations or warranties regarding the accuracy, completeness or any other aspect of the Seller's Information, and shall have no liability with respect thereto. Purchaser agrees to hold in strict confidence Seller's Information; provided, however, that Purchaser may disclose Seller's Information, as necessary, to Purchaser's directors, officers, partners, employees and consultants who, in Purchaser's considered judgment, need to know such Seller's Information for the purpose of evaluating the purchase of the Property by Purchaser. Such persons shall be informed by Purchaser of the confidential nature of Seller's Information and shall be directed by Purchaser to keep Seller's Information in the strictest confidence pursuant to the terms hereof. Purchaser shall be responsible for the unauthorized disclosure of Seller's Information by those persons to whom Purchaser has transmitted Seller's Information.

                  7. Review Period.

                  (a) For purposes of this Section 7, the term "Review Period" shall mean the period of thirty (30) days following the execution of this Agreement, or if such date is not a business day, on that first business day thereafter.

                  (b) Purchaser shall have until the expiration of the Review Period in which to (i) review Seller's Information, as defined in
         Section 6 above, (ii) inspect the Property and make the investigations set forth herein and (iii) conduct such due diligence as Purchaser determines is necessary  and  appropriate.
Purchaser's obligations under this Agreement are subject to approval of any such review, inspection, investigation or due diligence in its sole and absolute discretion during the Review Period. If Purchaser shall give written notice to Seller on or before the last day of the Review Period that Purchaser has elected to terminate this Agreement, this Agreement shall terminate on the date such notice is given to Seller. If Purchaser elects to terminate this Agreement pursuant to this Section 7(b), the Deposit shall be refunded to Purchaser immediately, and all further rights and obligations of the parties under this Agreement shall terminate (saving and excepting the indemnity obligations set forth in Sections 7(c), 17 and 18(l) hereof, which shall survive). If Purchaser does not give written notice to Seller on or before the last day of the Review Period that Purchaser has elected to terminate this Agreement, this Agreement shall continue in full force and effect and Purchaser shall proceed with the purchase of the Property as provided for herein.

                  (c) Purchaser and its agents, employees and contractors shall be afforded full access to the Property commencing on the date hereof, during normal business hours following at least twenty-four (24) hours prior notice from Purchaser to Seller, for the purpose of making such inspections and investigations as Purchaser deems prudent with respect to the physical condition of the Property, including but not limited to engineering studies, environmental, soils and seismic tests (including a Phase I and Phase II environmental survey), a survey of the Property and feasibility studies, subject, however, to the rights of the tenants under the Leases covering the Property. Seller shall reasonably cooperate to assist Purchaser in completing such inspections and investigations but shall not be required to incur significant cost or expense to do so. Notwithstanding the foregoing, prior to making any borings or other destructive testing, Seller's prior reasonable consent shall be required as to the method used and location of any borings, Seller shall be informed of and permitted to be present during any such testing, and Purchaser shall restore the Property promptly after undertaking any such testing or inspections to its condition prior to any such test or inspection. Purchaser shall promptly provide Seller with the results of all tests, reports, surveys, studies and other documents or information obtained in connection with any inspection authorized hereunder. Purchaser shall hold harmless, protect, defend and indemnify Seller from all liability, costs, claims, losses and damages (including, but not limited to, reasonable attorneys' fees and costs) arising from Purchaser's inspection of the Property except to the extent caused by Seller's negligence or willful misconduct. Purchaser shall have no liability for the mere discovery of any condition at the Property. Purchaser shall use its best efforts to minimize disruption to the operation of the Property. Purchaser shall provide Seller with evidence of public liability and other reasonable insurance protecting Seller as an additional named insured with respect to Purchaser's inspections and entries upon the Property under this Section 7(c).

                  (d) In addition to the physical inspections and investigations of the Property described in Sections 7(b) and (c) above, Purchaser shall have the right (with Seller's cooperation and assistance, if needed, but at no expense to Seller) to investigate all existing and proposed matters relating to the zoning, use and compliance with other applicable or proposed laws which relate to the development, construction, use and occupancy of the Property and any proposed impositions, assessments or governmental regulations affecting the Property.

                  (e) Prior to the end of the Review Period, Purchaser shall notify Seller in writing which of the service and supply contracts delivered to Purchaser under Section 6(a)(iii) above Purchaser wishes to assume at Closing and which of said contracts Purchaser wishes to have Seller terminate. If there is any such contract as to which Purchaser fails to give such written notice to Seller prior to the end of the Review Period, Purchaser shall be deemed to have assumed such contract.

                  8. Title and Survey.

                  (a) Purchaser shall promptly, at its expense, obtain an ALTA owner's extended coverage preliminary title report with a full legal description of the Property and legible copies of all documents referred to therein (the "Title Report") from Chicago Title Insurance Company (the "Title Company"). Purchaser shall deliver a copy of the Title Report to Seller upon Purchaser's receipt thereof.

                  (b) Purchaser shall have the right, but not the obligation, to obtain a current ALTA survey of the Property certified by a duly licensed surveyor or surveyors showing all physical conditions affecting the Property sufficient for deletion of the survey exception from the required title insurance policy described in Section 8(a) above and otherwise acceptable to Purchaser (the "Survey"). If Purchaser obtains a Survey, Purchaser shall deliver a copy of same to Seller upon Purchaser's receipt thereof.

                  (c) Purchaser shall have the right to notify Seller and Escrow Holder prior to the expiration of the Review Period, in writing, of Purchaser's disapproval of any title exception to any Property, any Title Report, or any legal description of the Land shown therein, which Purchaser may do in its sole and absolute discretion; provided, however, that the documents described in Exhibit B attached hereto as a part hereof shall constitute "Permitted Exceptions" (as that term is defined in Section 8(e) below) and shall not be subject to Purchaser's disapproval (provided that those documents described in Exhibit B that Purchaser was not provided for review prior to the execution of this Agreement shall be subject to disapproval). If Seller and Escrow Holder shall not have timely received any such notice of disapproval on or before the expiration of the Review Period, the Title Report , the condition of title and the legal description of the Land shall be deemed approved.

                  (d) Purchaser shall have the right prior to the expiration of the Review Period to disapprove any matters on the Survey, which Purchaser may do in Purchaser's sole and absolute discretion. In addition, Purchaser shall have until the later of (i) the date of the end of the Review Period or (ii) five (5) business days after receipt of any supplement to any Title Report to disapprove any new matters (not due to the acts of the Purchaser) described in any such supplement to such Title Report (other than supplemental matters based solely on items disclosed by the Survey of the Property), which Purchaser may do in Purchaser's sole and absolute discretion.

                  (e) Provided Seller, at its option, has advised Purchaser within ten (10) days of receipt of Purchaser's disapproval of any title exception, the legal description of the Property, the

Survey or any
supplement to the Title Report (saving and excepting the "Permitted Exceptions") relating to the Property that Seller intends to cure said disapproved matter, Seller shall have until the Closing Date (which may be extended for this purpose by mutual written agreement of the parties) to cure such disapproved title exception, such disapproved legal description, such disapproved Survey or such disapproved supplement to the Title Report and, if cured, Escrow shall close as set forth above. Seller's failure to deliver such notice of intent to cure to Purchaser within said ten (10) days shall constitute Seller's refusal to cure any such disapproved matter; provided, however, that in no event shall Seller be entitled to refuse to cure monetary liens or deeds of trust, or delinquent taxes/assessments. Upon expiration of said ten (10) day period, Purchaser shall have ten (10) days in which to advise Seller and Escrow Holder in writing that Purchaser is willing to waive the previously disapproved title, legal description or Survey matter(s). Delivery of such notice of waiver shall continue the Escrow. Failure to deliver such notice of waiver shall terminate the Escrow. Upon such termination, the Deposit shall be returned by Escrow Holder to Purchaser, and all costs of Escrow and all escrow cancellation charges shall be shared equally by Purchaser and Seller. In the event Seller elects to cure said disapproved matter(s), Seller shall use commercially reasonable efforts to complete such cure on or prior to the scheduled Closing Date (as extended by mutual agreement). In the event such disapproved matter(s) is not cured by Seller by the scheduled Closing Date (as extended), Purchaser shall have the right, in Purchaser's sole and absolute discretion, to provide written notice on or before the scheduled Closing Date (as extended) to either (i) waive Purchaser's objection to such disapproved title matter(s) and proceed with the Closing, or (ii) terminate the Escrow and upon such termination, receive the Deposit, with all costs of Escrow and all escrow cancellation charges shared equally by Purchaser and Seller. If Purchaser terminates the Escrow under the preceding clause (ii), Seller shall also reimburse Purchaser for any loan commitment fees, third party report fees, professional fees and other third party costs incurred in reliance upon Seller's agreement to cure any disapproved matter. In the event Purchaser fails to so provide said written notice to either waive or terminate, the Escrow shall terminate and the Deposit shall be returned to Purchaser, and all costs of Escrow and all escrow cancellation charges shall be shared equally by Purchaser and Seller.

                  (f) The items set forth on Exhibit B attached hereto as a part hereof and all other encumbrances, liens, covenants and other title exceptions appearing on the Title Report (including any supplement thereto) and not disapproved by Purchaser are hereinafter referred to as the "Permitted Exceptions." Any deeds of trust, monetary liens and/or assignment of rents and all prepayment fees or expenses owed to the beneficiaries thereof, and all delinquent taxes/assessments shall be paid in full by Seller prior to or concurrently with the Closing.

                  9. Prorations.

                  (a) Prorations. Not less than five (5) days prior to the Closing Date, Seller shall provide to Purchaser such information and verification reasonably necessary to support the prorations under this Section 9(a). Except as otherwise provided below, the items in this Section 9(a) shall be prorated on an accrual basis between Seller and Purchaser as of the close of business on the day immediately preceding the Closing Date, the Closing Date being a day of income and expense to Purchaser:

                  (i) Taxes and Assessments. Seller shall receive a credit for any real estate taxes and assessments (including without limitation any assessments imposed by private covenant) ("Taxes") actually paid by Seller for the Property for the period from and after the Closing Date. Purchaser shall receive a credit for any accrued but unpaid Taxes applicable to any period before the Closing Date, even if such taxes and assessments are not yet due and payable. If the amount of any such unpaid Taxes has not been determined as of the Closing Date, such credit shall be based on one hundred three percent (103%) of the most recent ascertainable Taxes. Such proration shall be final.

                  (ii) Receipts. All receipts from the Property (including, without limitation, rents) which have been paid to Seller and are allocable to the period on and after Closing shall be credited to Purchaser at Closing. All receipts from the Property which are allocable to the period prior to Closing and which have not been received by Seller on the Closing Date shall not be included as a credit to either Purchaser or Seller at Closing; when and if such amounts are received by Purchaser or Seller from tenants under the Leases, they shall first be paid to Purchaser for any current rentals due and the balance, if any, to the Seller for past due rentals as of the Closing Date. Purchaser agrees to use commercially reasonable efforts to collect any past due rentals allocable to the period prior to Closing. The provisions of this Section 9(a)(ii) shall survive Closing.

                  (iii) Utilities. Amounts due for all utilities serving the Property which are not to be paid by tenants under the Leases (if any), including, without limitation, power, gas, water, sewer, telephone, cable and sanitary assessments, shall be prorated as of the Closing Date on an estimated basis, unless the utility meters can be read on the Closing Date. The parties agree to make any necessary adjustments after Closing upon receipt of the applicable utility bills. The provisions of this Section 9(a)(iii) shall survive Closing.

                  (iv) General. Charges for those service and supply contracts, if any, which Purchaser expressly agrees to assume or is deemed to assume pursuant to this Section 9(a)(iv) at Closing, shall be prorated as of the Closing Date. Seller shall bear all costs and expenses in connection with the Property arising during or relating to the period prior to the Closing Date, and Purchaser shall bear all costs and expenses thereof from and after the date of Closing. Accordingly, any and all other such costs and expenses, and all income from the Property, shall be prorated at the Closing as of the Closing Date. Prior to the end of the Review Period, Purchaser shall notify Seller in writing which of the service and supply contracts delivered to Purchaser under Section 6(a)(iii) above Purchaser wishes to assume at closing and which of said contracts Purchaser wishes to have Seller terminate. If there is any such contract as to which Purchaser fails to give such written notice to Seller prior to the end of the Review Period, Purchaser shall be deemed to have assumed such contract. All service and supply contracts which are required to be terminated by Purchaser's timely notice shall be terminated by Seller at Seller's expense as of Closing. The parties agree to make any necessary adjustments after Closing. The provisions of this Section 9(a)(iv) shall survive Closing.

                  (b) Security Deposits. Purchaser shall receive at Closing a credit for all security deposits, rents prepaid more than one month in advance and any and all other deposits or refundable fees paid by Tenants.

                  (c) Insurance. Purchaser shall arrange for its own insurance for the Property and, accordingly, no prorations shall be made with respect to insurance.

                  (d) Post-Closing Adjustments. Except for the Taxes set forth in Section 9(a)(i) hereof, either party hereto shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment hereunder, provided, however, that such adjustment is claimed by such party within nine (9) months following the Closing. This Section 9(d) shall survive the Closing.

                  10. Closing Costs.

                  (a) Seller's Costs. Seller shall be responsible for the payment of (i) all state and local transfer taxes, (ii) one-half (1/2) of the Escrow fees, (iii) the brokerage commission payable to CB Richard Ellis, and
(iv) its own attorneys' fees and other expenses incurred by it.

                  (b) Purchaser's Costs. Purchaser shall be responsible for the payment of (i) all recording fees, (ii) one-half (1/2) of the Escrow fees, (iii) all expenses of the inspections, reviews and studies undertaken by Purchaser during the Review Period, (iv) all costs of the title searches, title reports, title insurance commitments and title insurance policies, (v) the Surveys, and
(vi) its own attorneys' fees and other expenses incurred by it.

                  (c) Other Closing Costs. Any Closing costs not covered by
Section 10(a) or 10(b) above shall be shared by the parties hereto in accordance with local custom.

                  11. Seller's Representations and Warranties.

                  Seller hereby covenants that the following representations and warranties of Seller are, in all material respects, true and correct and except as provided herein shall be true and correct as of the Closing. Purchaser's rights with respect to the following representations and warranties shall survive the Closing for a period of nine (9) months.

                  (a) Power and Authority of Seller. Seller is a limited partnership duly organized and validly existing under the laws of the State of Delaware, and is duly qualified to conduct business activities in those states in which such qualification is required. Except for the consent of Seller's unitholders, as described in Section 4(b)(iv) hereof, (i) Seller has the requisite right, power and authority to sell, convey and transfer the Property to Purchaser, as provided herein, and to enter into and carry out the terms of this Agreement and the execution and delivery hereof and of all other instruments referred to herein; (ii) the performance by Seller of Seller's obligations hereunder will not violate or constitute an event of default under the terms and provisions of any material agreement, document or instrument to which Seller is a party or by which Seller is bound; (iii) all proceedings required to be taken by or on behalf of Seller to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken; and
(iv) no further consent of any person or entity is required in connection with the execution and delivery of, or performance by Seller of its obligations under, this Agreement. Seller has not (A) filed an application for, or consented to, the appointment of a trustee, receiver or custodian of, its assets, (B) filed a voluntary petition under Title 11 of the United States Code, as amended,
(C) filed a pleading in any court of record admitting in writing its inability to pay its debts as they come due, (D) made a general assignment for the benefit of creditors or (E) filed any answer admitting the material allegations of, or consented to, or defaulted in answering, a bankruptcy petition filed against it in any bankruptcy proceeding.

                  (b) Validity of Agreement. This Agreement is a valid and binding obligation of Seller.

                  (c) Rent Rolls. The rent roll for the Property heretofore delivered to Purchaser, as described in Section 6(a)(x) hereof, is true and correct as of the date delivered and sets forth with respect to each Lease shown on such rent roll on such date (i) the name of each tenant, (ii) the unit occupied, (iii) monthly rental, (iv) lease date and expiration of lease, (v) security or other deposits and prepaid rents, and (vi) delinquency in rent payment, if any. Other than as set forth on said rent roll, as of the date of the rent roll there are no other tenants with respect to the Property covered thereby, and there are no leases with tenants, other than the Leases on the rent roll, that are in existence, and no other person, firm, corporation or other entity has, may have, or claims any right to possession or use of the Property covered thereby or any portion thereof.

                  (d) Tenant Leases. Except as otherwise noted in the rent roll described in Section 6(a)(i) hereof, (i) Seller has received no written notice from any tenant of the Property or other person claiming that Seller has breached or is in default under any of the Leases described on the rent roll;
(ii) to the best of Seller's knowledge and belief, Seller has fully complied in all material respects with the terms and conditions of said Leases; (iii) Seller has no knowledge of any existing and uncured breach of default, or any claim of any breach or default, under said Leases on the part of any tenants or other party thereto, nor is Seller aware of any facts or circumstances which, with the passage of time or the giving of notice or both, would constitute such a beach or default; (iv) to Seller's actual knowledge there are no rental, or other commissions now or hereafter payable to any person or entity with respect to said Leases; (v) with respect to any period of time after Closing, to

Seller's best knowledge, no tenant is entitled to or has been given any extension rights, concessions, rebates, allowances, or free rent not set forth in the lease documents; and (vi) no tenant has any right to purchase or right of first refusal with respect to the Property or any portion thereof and no unit is leased on a furnished basis.

                  (e) Environmental Matters. Except as disclosed to Purchaser in Seller's Information or as disclosed to Purchaser prior to the expiration of the Review Period, Seller has no knowledge of any violation of Environmental Laws (as hereinafter defined) related to the Property or the presence or release of Hazardous Materials (as hereinafter defined) on or from the Property. Except as so disclosed, Seller has not manufactured, introduced, released or discharged from or onto the Property any Hazardous Materials or any toxic wastes, substances or materials (including, without limitation, asbestos), and Seller has not used the Property or any part thereof for the generation, treatment, storage, handling or disposal of any Hazardous Materials, in violation of any Environmental Laws. The term "Environmental Laws" includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), asbestos and asbestos continuing materials and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

                  (f) Litigation. To the actual knowledge of Seller, except as heretofore disclosed to Purchaser, there are no pending or threatened actions, suits, arbitrations, claims or proceedings, at law or in equity, affecting all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property, including, but not limited to, judicial municipal or administrative proceedings in eminent domain, unlawful detainer or tenant evictions, collections, alleged building code, health and safety or zoning violations, employment discrimination or unfair labor practices, or worker's compensation, personal injuries or property damages alleged to have occurred on the Property or by reason of the condition or use of the Property.

                  (g) Land Use Regulation. Seller has not received any written notice of any threatened or pending condemnation or, to the actual knowledge of Seller without duty of inquiry or investigation, any written notice of any environmental, zoning and other land-use regulation proceedings, adversely affecting the Property or any part thereof. Seller has not received any written notice of any special assessment proceedings affecting the Property and to the actual knowledge of Seller, without duty or inquiry or investigation, no such proceedings are contemplated. To the actual knowledge of Seller, the Property is not in violation of any building code, the Americans With Disabilities Act or any other law applicable to the Property.

                  (h) Taxes. Other than the amounts disclosed by the tax bills delivered to Purchaser by Seller, to the actual knowledge of Seller, without duty of inquiry or investigation, no other real property taxes have been assessed against the Property for the three (3) prior tax years. Seller has received no written notice of any special assessments or tax charges other than those included in the tax bills for the years in question which will result from work, activities or improvements done to the Property by Seller. Seller has received no written notice of any intended public improvements which will result in any charge being levied against, or in the creation of any lien upon, the Property or any portion thereof.

                  (i) Other Contracts. Seller has not entered into any other contracts for the sale of the Property which have not been terminated or expired by their terms, and no third party has any right of first refusal or option to purchase all or any portion of the Property which will survive the Closing.

                  (j) Seller's Information. To Seller's knowledge, the documents constituting Seller's Information delivered to Purchaser under the provisions of
Section 6(a) hereof (i) are true and correct copies, (ii) do not contain any material inaccuracy and (iii) constitute all of the documents in Seller's possession or reasonably available to Seller relating to each item.

                  (k) Seller Not a Foreign Person. Seller is not a foreign person under the Internal Revenue Code of 1986, as amended.

                  For purposes of this Section 11, representations made "to the actual knowledge of Seller," "to Seller's knowledge" or similar terms shall mean only to the actual knowledge of Robert L. Huether (Vice President of Alex. Brown Realty, Inc., an affiliate of Seller), Terry F. Hall (Vice President of Alex. Brown Realty, Inc. and Vice President of Brown-Benchmark AGP, Inc., the Administrative General Partner of Seller), and Daniel P. Riedel, President of Benchmark Equities, Inc. (the Development General Partner of the Seller) without duty of said persons to conduct independent testing or to make inquiry of any third party or governmental agency, but following a reasonable inquiry of those persons at AIMCO (the current manager of the Property) who are responsible for the day-to-day management of the Property.

                  The representations and warranties set forth in this Section 11 shall survive the Closing for a period of nine (9) months. Seller shall not have breached any representation or warranty set forth in Section 11 unless such representation or warranty is inaccurate in a material respect.

                  If, after the end of the Review Period, any of the representations and warranties set forth in this Section 11 shall cease to be true and correct in all material respects through no fault or cause of the Seller, Purchaser shall have the right to terminate this Agreement, in which case the Deposit shall be refunded to Purchaser, and all further rights and obligations of the parties under this Agreement shall terminate (saving and excepting the indemnity obligations set forth in Sections 7(c), 17 and 18(l) hereof, which shall survive). If Purchaser elects to proceed to Closing notwithstanding the failure of any representation or warranty through no fault or cause of the Seller, as set forth above, Purchaser shall be deemed to have accepted the Property subject to such failed representation or warranty, and Purchaser shall have no recourse against Seller for such failed representation or warranty following Closing.

                  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AND SHALL NOT IN ANY WAY BE LIABLE FOR ANY REPRESENTATIONS OR WARRANTIES, INCLUDING WITHOUT LIMITATION, (A) THE DIMENSION, SIZE OR ACREAGE OF THE PROPERTY; (B) THE CONDITION OF THE PROPERTY OR ANY IMPROVEMENTS THEREON OR THE SUITABILITY OF THE PROPERTY FOR HABITATION OR FOR PURCHASER'S INTENDED USE OR FOR ANY USE WHATSOEVER; (C) ANY APPLICABLE ENVIRONMENTAL, BUILDING, ZONING OR FIRE LAWS OR REGULATIONS OR WITH RESPECT TO COMPLIANCE THEREWITH OR WITH RESPECT TO THE EXISTENCE OF OR COMPLIANCE WITH ANY REQUIRED PERMITS, IF ANY, OF ANY GOVERNMENTAL AGENCY; AND (D) THE ABSENCE OF ANY HAZARDOUS SUBSTANCES. PURCHASER ACKNOWLEDGES TO SELLER THAT PURCHASER HAS FULLY INSPECTED THE PROPERTY AND PURCHASER ASSUMES THE RESPONSIBILITY AND RISKS OF ALL DEFECTS AND CONDITIONS, INCLUDING SUCH DEFECTS AND CONDITIONS, IF ANY, THAT CANNOT BE OBSERVED BY CASUAL INSPECTION.

                  12. Purchaser's Representations and Warranties.

                  Purchaser hereby covenants that the following representations and warranties of Purchaser are, in all material respects, true and correct and shall be true and correct as of the Closing. Seller's rights with respect to the following representations and warranties shall survive the Closing for a period of nine (9) months:

                  (a) Organization of Purchaser. Purchaser is a limited liability company duly organized and existing under the laws of the State of Ohio, has the requisite right, power and authority to enter into and carry out the terms of this Agreement and the execution, performance and delivery hereof and of all other agreements and instruments referred to herein to be executed, performed or delivered by Purchaser and the performance by Purchaser of Purchaser's obligations hereunder will not violate or constitute an event of default under the terms and provisions of any material agreement, document or instrument to which Purchaser is a party or by which Purchaser is bound.

                  (b) Authority to Enter Into Agreement. All requisite corporate and other proceedings required to be taken by or on behalf of Purchaser to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken, and this Agreement is a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

                  13. Condition of Property; Change in Circumstance.

                  (a) Seller covenants and agrees (i) to advise Purchaser of any change in the physical condition of the Property or use or operation thereof, or of any damage or destruction to the Property ("Change in Condition") immediately upon the Seller becoming aware thereof, and (ii) to deliver to Purchaser copies of all notices and documents relating to the Property received by Seller.

                  (b) In the event that, prior to the Closing, the Property is destroyed or materially damaged, Purchaser shall have the right, exercisable by giving notice of such decision to Seller within ten (10) calendar days after receiving written notice from Seller of such damage or material destruction, to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder and the Deposit shall be returned to Purchaser, with all escrow cancellation costs shared equally by Purchaser and Seller. If Purchaser elects to accept the Property in its then condition, all proceeds of insurance payable to Seller by reason of such damage or destruction shall be paid to Purchaser at Closing and Purchaser shall purchase the Property in its then condition for an amount equal to (i) the Purchase Price, minus (ii) an amount equal to any deductible under the policy of insurance covering the damaged or destroyed Property and minus (iii) an amount equal to any uninsured loss.

                  In the event of non-material damage, all proceeds of insurance payable to Seller by reason of such damage or destruction shall be paid to Purchaser at Closing and Purchaser shall purchase the Property in its then condition for an amount equal to (i) the Purchase Price, minus (ii) an amount equal to any deductible under the policy of insurance covering the damaged or destroyed Property and minus (iii) an amount equal to any uninsured loss.

                  (c) If Seller has received or, prior to the Closing, receives notice of any pending action by any federal, state, local or other agency concerning any violation of any law, statute, ordinance or regulation affecting the Property, (i) Seller may elect to correct such violation at Seller's expense prior to the Closing, and shall notify Purchaser in writing of such violation and Seller's intended action within ten (10) calendar days after receipt of such notice; (ii) if Seller desires to correct such violation but if such correction cannot be accomplished prior to the Closing, Seller shall notify Purchaser in writing of such violation and its desire to correct such violation and shall thereupon commence and diligently prosecute the same to completion, at Seller's sole cost and expense, as promptly as possible and the Closing shall be delayed (but not for a period in excess of thirty (30) days) until completion of such correction, or (iii) Seller shall submit such notice to Purchaser and notify Purchaser in writing that Seller does not intend to correct such violation. Within ten (10) calendar days of receipt of such notice, Purchaser may elect in writing to acquire the Property subject to such violation or such matters or requirements, respectively, without reduction in the Purchase Price or Purchaser may elect to terminate this Agreement and neither party will have any further obligation to the other party other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, in which case the Deposit shall be returned to Purchaser and escrow cancellation costs shall be shared equally by Purchaser and Seller. Any work required to be performed by Seller pursuant to the terms of this Agreement shall be performed in accordance with all applicable laws in effect at the time such work is performed. In the event Purchaser elects to terminate the Escrow, neither party shall have any further rights or obligations hereunder other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, and the Deposit shall be returned to Purchaser, with all escrow and cancellation costs shared equally by Purchaser and Seller.

                  (d) If, prior to the Closing, Seller receives written notice of a pending condemnation proceeding concerning any portion of the Property, Seller shall promptly deliver to Purchaser written notice of such pending condemnation. Purchaser shall have the option to terminate this Agreement upon written notice to Seller delivered not later than ten (10) calendar days after receipt of Seller's notice. If this Agreement is so terminated, neither party shall have any further rights or obligations hereunder other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, and the Deposit will be returned to Purchaser, with all escrow and cancellation costs shared equally by Purchaser and Seller. In the event Purchaser does not elect to terminate this Agreement as provided above, Seller shall assign and turn over to Purchaser all awards for the taking by eminent domain which accrue to Seller, and the parties shall proceed to the Closing pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price.

                  (e) "Material damage" for purposes of Section 13(b) shall be any damage to the Property, the cost of which to repair exceeds the sum of Fifty Thousand Dollars ($50,000).

                  (f) At all times prior to the Closing, Seller shall not make any material modifications or alterations to the Property without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed prior to the end of the Review Period but shall be in Purchaser's sole discretion after the end of the Review Period.

                  14. Covenants of Seller Prior to Closing. During the period from the Opening of Escrow until the earlier of (i) Closing or (ii) the termination of this Agreement, Seller shall, in addition to the covenants set forth elsewhere in this Agreement:

                  (a) Not list the Property with any broker or otherwise solicit or make or accept any offers to sell the Property, engage in any discussions or negotiations with any third party with respect to the sale or other disposition of the Property, or enter into any contracts or agreements (whether binding or not) regarding any disposition of the Property.

                  (b) Not permit or suffer to exist any monetary encumbrance, charge or lien to be placed or claimed upon the Property unless such monetary encumbrance, charge or lien will be removed by Seller upon the Closing;

                  (c) Not, without the prior written consent of Purchaser, enter into any new tenant leases or modifications thereof or renew or extend any existing tenant leases except for leases or extensions thereof on
Seller's current standard lease form at market rate rents as determined by the Seller in the ordinary course with terms of twelve (12) months;

                  (d) Not, without the prior written consent of Purchaser, grant any rent concessions to any new or existing tenant which will impact rentals post-Closing.

                  (e) Except as noted in Section 11(d), timely satisfy and perform all of its commitments and obligations as landlord under the Leases for the Property through the Closing Date;

                  (f) Not liquidate any security deposit of any tenant after the expiration of the Review Period except in the ordinary course of business;

                  (g) Not enter into any service, management or other contract relating to the Property which will survive the Closing without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed prior to the end of the Review Period but shall be in Purchaser's sole discretion after the end of the Review Period;

                  (h) Not intentionally take any action, or omit to take any action, which action or omission would have the effect of violating any of its representations, warranties, covenants and agreements contained herein;

                  (i) Promptly notify Purchaser in writing if any of the representations and warranties set forth in this Agreement are no longer true and correct in all material respects;

                  (j) Continue to operate and manage the Property consistent with current and reasonable management practices;

                  (k) Maintain all policies of insurance which Seller currently maintains with respect to the Property;

                  15. Default and Remedies.

                  (a) Purchaser's Default. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IF PURCHASER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED SOLELY DUE TO THE DEFAULT OF PURCHASER, SELLER SHALL BE RELEASED OF ITS OBLIGATION TO SELL THE PROPERTY TO PURCHASER AND MAY PROCEED AGAINST PURCHASER UPON ANY CLAIM OR REMEDY WHICH IT MAY HAVE AT LAW OR IN EQUITY; PROVIDED, HOWEVER, THAT BY PLACING THEIR INITIALS HERE: [ /s/ DPR/TFH {Seller}/ /s/ JRM {Purchaser}] PURCHASER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES IN CASE OF PURCHASER'S DEFAULT, THAT THE PARTIES HAVE NEGOTIATED IN GOOD FAITH AS TO THEIR

BEST REASONABLE ESTIMATE OF THE DAMAGES TO THE SELLER, AND AGREE THAT LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT REPRESENTS THE RESULTS OF SUCH NEGOTIATION, AND THAT SELLER SHALL BE ENTITLED TO RETAIN SUCH DEPOSIT AS SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, IN LAW OR AT EQUITY, EXCEPT FOR ANY RIGHTS SELLER MAY HAVE UNDER SECTIONS 7(c), 17 AND 18(l).

                  (b) Seller's Default/Failure of Condition to Close. If this transaction fails to close because of the failure of any condition (except Purchaser's default) or as a result of Seller's default, the Deposit shall be returned to Purchaser. In addition, in the case of Seller's default, Purchaser shall be entitled to such remedies for breach of contract as may be available at law and in equity, including, without limitation, the remedy of specific performance; provided, however, that Seller's liability for damages for failure to close hereunder shall not exceed the lesser of (i) One Hundred Fifty Thousand Dollars ($150,000) or (ii) the total sums paid by Purchaser to third parties in connection with Purchaser's review of the Property (including title and survey) under Sections 7 and 8 hereof.

                  (c) Notice of Default. Except for a party's failure to close on the Closing Date, neither party shall have the right to declare a default by the other party and terminate this Agreement because of a failure by such other party to perform under the terms of this Agreement unless the other party shall fail to cure such failure to perform with ten (10) business days after its receipt of written notice of such failure to perform.

                  (d) Fees. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees due to the Escrow Holder for holding the Deposit and any fees due to the Title Company for cancellation of the Title Commitment.

                  16. Provisions Regarding Escrow and Deposit.

                  (a) Investment and Use of Funds. The Escrow Holder shall invest the Deposit in government insured interest-bearing accounts satisfactory to Purchaser, shall not commingle the Deposit with any funds of the Escrow Holder or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. If the Closing under this Agreement occurs, the Escrow Holder shall apply the Deposit as provided in Section 5 above. Provided such supplemental escrow instructions are not in conflict with this Agreement as it may be amended in writing from time to time, Seller and Purchaser agree to execute such supplemental escrow instructions as may be appropriate to enable Escrow Holder to comply with the terms of this Agreement.

                  (b) Termination Before Expiration of Review Period. If Purchaser elects to terminate the Agreement pursuant to Section 7, Escrow Holder shall pay the entire Deposit to Purchaser one business day following receipt of a termination notice ("Termination Notice")from Purchaser (as long as the current investment can be liquidated in one day) and this Agreement shall thereupon terminate, subject to Purchaser's obligations under Section 7(c) hereof. No notice to Escrow Holder from Seller shall be required for the release of the Deposit to Purchaser by Escrow Holder under Section 7(b) above. The Deposit shall be released and delivered to Purchaser from Escrow Holder upon Escrow Holder's receipt of the Termination Notice, despite any objection or potential objection by Seller. Seller agrees it shall have no right to bring any action against Escrow Holder which would have the effect of delaying, preventing, or in any way interrupting Escrow Holder's delivery of the Deposit to Purchaser pursuant to this Section (b), any remedy of Seller being against Purchaser, not Escrow Holder. For information purposes, Escrow Holder shall deliver notice of any disbursement to Seller under this
Section 16(b) within a few days after such disbursement.

                  (c) Interpleader. Seller and Purchaser mutually agree that in the event of any controversy regarding the Deposit, unless mutual written instructions are received by the Escrow Holder directing the disposition of the Deposit, the Escrow Holder shall not take any action, but instead shall await the disposition of any proceeding relating to the Deposit or, at the Escrow Holder's option, the Escrow Holder may interplead all parties and deposit the Deposit with a court of competent jurisdiction in which event the Escrow Holder may recover all of its court costs and reasonable attorneys' fees. Seller or Purchaser, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Holder, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

                  (d) Liability of Escrow Holder. Except as provided in Section 16(b) above, the parties acknowledge that the Escrow Holder is acting solely as a stakeholder at their request and for their convenience, that the Escrow Holder shall not be deemed to be the agent of either of the parties, and that the Escrow Holder shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Seller or Purchaser resulting the Escrow Holder's mistake of law respecting the Escrow Holder's scope or nature of its duties. Seller and Purchaser shall jointly and severally indemnify and hold the Escrow Holder harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Holder's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Holder in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Holder.

                  (e) Escrow Fee. Except as expressly provided herein to the contrary, the escrow fee, if any, charged by the Escrow Holder for holding the Deposit or conducting the closing shall be shared equally by Seller and Purchaser.

                  17. Brokerage Fees. Saving and excepting a brokerage commission payable to CB Richard Ellis, which brokerage commission shall be payable solely by Seller, Seller hereby represents and warrants to Purchaser, and Purchaser hereby represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with the transaction contemplated by this agreement or to its knowledge is in any way connected with any such transaction. In the event of any claims for brokers or finders fees or commissions in connection with the negotiation, execution or consummation of this Agreement (saving and excepting the brokerage commission payable to CB Richard Ellis, which is the sole obligation of Seller), then Seller shall indemnify, save harmless and defend Purchaser from and against such claims if they shall be based upon any statement, representation or agreement by Seller, and Purchaser shall indemnify, save harmless and defend Seller from and against such claims if they shall be based upon any statement, representation or agreement by Purchaser. The provisions of this Section 17 shall survive the Closing or other termination of this Agreement.


                  18. Miscellaneous.

                  (a) Waiver of Performance. Either party may waive the satisfaction or performance of any conditions or agreements in this Agreement which have been inserted for its own and exclusive benefit, so long as the waiver is signed (unless the Agreement provides for a non-written waiver) and specifies the waived condition or agreement and is delivered to the other party hereto and the Escrow Holder.

                  (b) Section Headings. The section headings of this Agreement are for the purposes of reference only and shall not be used for limiting or interpreting the meaning of any section.

                  (c) Notices. All notices under this Agreement shall be in writing and shall be effective upon receipt whether delivered by personal delivery or recognized overnight delivery service, telecopy (with originals sent by next day overnight delivery), or sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

                  If to Seller:

                  Craig K. Leonard
                  Brown-Benchmark AGP, Inc.
                  Brown-Benchmark Properties Limited Partnership
                  225 East Redwood Street
                  Baltimore, Maryland 21202
                  (410) 727-4083 Fax: (410) 625-2694

                           with a copy to:

                  Janice M. Setren, Esq.
                  225 East Redwood Street
                  Baltimore, Maryland 21202
                  (410) 727-4083 Fax: (410) 625-2694

                  If to Purchaser:

                  Jim Murphy
                  Connor & Murphy Ltd.
                  1255 E. Alex-Bell Road
                  Centerville, OH 45459
                  (937) 434-3095
                  Fax: (937) 434-6215

                           with a copy to:

                  Karen R. Adams, Esq.
                  Chernesky, Heyman & Kress P.L.L.
                  10 Courthouse Plaza, SW, Suite 1100
                  Dayton, Ohio 45402
                  (937) 449-2825 Fax: (937) 463-4947

                  If to Title Company/Escrow Holder:

                  Chicago Title Insurance Company
                  36 East 7th Street, Suite 1616
                  Cincinnati, Ohio 45202-4453
                  (513) 721-1600 Fax: (513) 721-5362

                  (d) Time of Essence. TIME AND EACH OF THE TERMS, COVENANTS, CONDITIONS AND CONTINGENCIES OF THIS AGREEMENT ARE HEREBY EXPRESSLY MADE OF THE ESSENCE.

                  (e) Counterparts. This Agreement may be executed in several counterparts and all such executed counterparts shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatories to the original or to the same counterpart.

                  (f) Governing Law. The validity, construction and operational effect of this Agreement shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  (g) Attorneys' Fees and Costs. In any action between the parties hereto seeking the enforcement of any of the terms and provisions of this Agreement, or in connection with the Property or the Escrow, the prevailing party in such action shall be awarded, in addition to damages, injunctive or other relief, its reasonable costs and expenses, and reasonable attorneys' fees.

                  (h) Further Assurances. Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated.

                  (i) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Connor & Murphy Ltd., the original "Purchaser" named herein, shall be permitted to assign this Agreement one time to a nominee or an affiliate of Purchaser. However any such nominee or affiliate shall not be permitted to further assign this Agreement without Seller's consent, which consent shall not be unreasonably withheld. No assignment hereunder shall effect a release of Connor & Murphy Ltd., the original "Purchaser" named herein, and said Connor & Murphy Ltd. shall remain responsible for the full performance of its nominee or affiliate under this Agreement.

                  (j) Severability. If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect, so long as the substantial economic benefits to the parties can be realized.

                  (k) General Survival Provisions. Except as set forth in
Section 18(l) below, the provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

                  (l) Survival of Representations and Warranties. All representations and warranties contained herein shall survive the Closing for a period of nine (9) months. Purchaser and Seller hereby agree to indemnify, defend and hold harmless the other from any and all loss, liability, damage, cost or expense (including, without limitation, attorneys' fees) resulting from any material breach of any representation or warranty by the indemnifying party, provided that any claim made with respect to any breach is made within the foregoing nine (9) month period.

                  (m) Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and agree that the normal rule of construction (i.e., that any ambiguities are to be resolved against the drafting party) shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

                  (n) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (o) Entirety and Amendments. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended only by written agreement signed by both of the parties hereto.

                  (p) Exculpation. Neither Seller, nor any employee, partner, officer, agent or representative of Seller or of any partner of Seller shall be held to any personal liability hereunder. The satisfaction of any claim by Purchaser against Seller hereunder or in connection with any activities or failure to act of Seller on or about the Property shall be limited solely to Seller's interest in the Property or an amount equal to the proceeds from the sale of Seller's interest in the Property. This limitation shall extend to any agreement, covenant, representation, warranty, assignment, assumption or action made, delivered, executed or done under or in connection with this Agreement. This Section 18(p) shall survive the Closing of Escrow and any termination of this Agreement.

                  (q) Venue. The venue for any suit involving this Agreement shall be in Clermont County, Ohio.

                  (r) Vacant Units. Seller shall deliver all units at the Property which have been vacated 14 days or longer prior to the Closing Date in market ready condition.

                  IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the respective date set forth opposite their signature; the Agreement shall be effective upon its acceptance and execution by Seller.


                                    PURCHASER

EXECUTED by Purchaser                 CONNOR & MURPHY LTD.
on the __11th___ day of
July, 2003.

                                      By:   /s/  James R. Murphy
                                      Name: James R. Murphy
                                      Title:  Member



                                     SELLER

EXECUTED by Seller                     BROWN-BENCHMARK PROPERTIES
on the __16th__ day of                              LIMITED PARTNERSHIP
July, 2003.
                                       By:  BROWN-BENCHMARK AGP, INC.,
                                            Administrative General Partner



                                       By:  /s/  Terry F. Hall
                                            Terry F. Hall
                                            Vice President

EXECUTED by Seller                      By: BENCHMARK EQUITIES, INC.
on the ______ day of                        Development General Partner
July, 2003.


                                        By: /s/  Daniel P. Riedel
                                            Daniel P. Riedel
                                            President




                  The undersigned Escrow Holder has executed this Agreement for the purposes of acknowledging its rights and obligations hereunder.


EXECUTED by Escrow                      CHICAGO TITLE INSURANCE COMPANY
Holder on the _18th_ day
of July, 2003

                                        By:  /s/  Brian Mancz
                                        Name:  Brian Mancz
                                        Title: Vice President

                                                                         Annex 3

                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS


                  THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of the __29th__ day of July, 2003, by and between BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and FLEETWOOD MANAGEMENT, INC., an Ohio corporation ("Purchaser").

                                   WITNESSETH:

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Agreement of Sale and Purchase. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following described property:

                  (a) The real property located at 7670 N. Oakbrook Drive, Reynoldsburg, Franklin County, Ohio, consisting of approximately 24.24 acres of land, all as more fully described on Exhibit A attached hereto as a part hereof (the "Land").

                  (b) All improvements located on the Land and owned by Seller, including, but not limited to, that certain garden apartment project commonly known as "Oakbrook Apartments," consisting of (i) 21 buildings of two-story wood frame construction, containing 181 apartment units,
         (ii) approximately 406 paved parking spaces, (iii) swimming pool, and
         (iv) club house (collectively, the " Improvements").

                  (c) All and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances on the Land or in any way appertaining to the Land, including, but not limited to, development, water and mineral rights, and, without warranty, all right, title and interest of Seller in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Land (collectively, the "Appurtenances").

                  (d) All equipment, machinery, furniture, furnishings, supplies and other tangible personal property owned by Seller, and Seller's interest in any such property leased by Seller, now or hereafter located in and used in connection with the Land, Improvements and Appurtenances (collectively, the "Tangible Personal Property").

                  (e) All leases of, and occupancy agreements relating to, the Land or Improvements, or any portion thereof (together with all security deposits, prepaid rent, guaranties, letters of credit and other documents and instruments relating thereto) (collectively, the "Leases").

                  (f) All of Seller's right, title and interest in and to the following intangible personal property related to the Land, Improvements and Appurtenances: (i) all contracts, contract rights and remedies, guaranties, warranties and agreements, if any, from any contractors, subcontractors or suppliers regarding their performance, quality of workmanship and quality of material supplied in the construction, development and installation of any and all Improvements and all manufacturers' and dealers' warranties, if any, with respect to the Tangible Personal Property; (ii) all assignable governmental licenses and permits; (iii) all vendor, maintenance, material, management, supply and service contracts that Purchaser elects to assume in writing or is deemed to have assumed pursuant to Section 9(a)(v) before the expiration of the Review Period (as hereinafter defined); (iv) all plans, drawings and specifications in Seller's possession or control; (v) all books and records, tenant and loan correspondence files, loan documents, governmental notices and all other such non-confidential information and documents relating to the operation of the Land, Improvements and Appurtenances in Seller's possession or control (excluding, however, materials relating to Seller's internal accounting or investor information or communications); and (vi) all trade names associated with the Land, Improvements and Appurtenances (including, but not limited to, the name "Oakbrook Apartments") (collectively, the "Intangible Personal Property").

                  The Land, Improvements and Appurtenances are hereinafter collectively referred to as the "Real Property;" the Tangible Personal Property, Leases and Intangible Personal Property are hereinafter collectively referred to as the "Personal Property;" and the Real Property and Personal Property are hereinafter collectively referred to as the " Property."



                  2. Purchase Price. The purchase price for the Property ("Purchase Price") shall be Six Million Eight Hundred Fifty Thousand Dollars ($6,850,000).

                  a) Purchaser, 48 hours after the acceptance and execution of this Agreement by Seller, shall deposit into Escrow (as hereinafter defined) the sum of One Hundred Thousand Dollars ($100,000) (the "Deposit") and open Escrow. The Deposit shall be held pursuant to the terms of this Agreement and any additional instructions requested by the Escrow Holder (as hereinafter defined), as set forth in Section 3. The Deposit shall be placed in an interest bearing account satisfactory to Purchaser. All interest earned on the Deposit shall become part of the Deposit, and the term "Deposit" shall include all interest earned thereon. The Deposit shall be applied towards the Purchase Price or otherwise held or delivered in accordance with the terms hereof.

                  (b) On or prior to the Closing Date (as hereinafter defined) and at such time so as not to delay the Closing (as hereinafter defined), Purchaser shall deposit into Escrow in cash, bank cashier's check or bank wire transfer of immediately available funds an amount equal to the Purchase Price minus the Deposit (which amount shall, however, be adjusted by all credits and prorations permitted or required by the provisions of this Agreement).


                  3.       Escrow Instructions.

                  (a) Seller and Purchaser shall, as soon as reasonably practicable, and in any event within two (2) business days after the acceptance and execution of this Agreement by Seller, open an escrow ("Escrow") with Metropolitan Title Company-Ohio, LLC("Escrow Holder"), in order to consummate the purchase in accordance with the terms and provisions hereof. A copy of this Agreement shall be deposited in the Escrow and the provisions hereof shall constitute joint primary escrow instructions to the Escrow Holder; provided, however, that the parties shall execute such additional instructions as they deem desirable and as requested by the Escrow Holder not inconsistent with the provisions hereof, all as more fully set forth in Section 16 hereof. The date as of which the Escrow Holder shall receive executed counterparts from the Seller and Purchaser of this Agreement shall constitute the "Opening of Escrow." Upon request of either or both of the parties hereto, Escrow Holder shall deliver written confirmation of the date of the Opening of Escrow to the parties in the manner set forth in Section 18(c) of this Agreement. Additional provisions regarding the Escrow are set forth in Section 16 hereof, and such provisions shall govern the terms of the Escrow.

                  (b) The following shall be delivered into Escrow in connection with the transfer of the Property (all instruments to be delivered by either party shall be in conformity with this Agreement and in a form mutually acceptable to Purchaser's attorney and Seller's attorney):

                  (i) At least two (2) business days prior to the Closing Date, Seller shall deposit into the Escrow the following:

                  (A) a general warranty deed (the "Deed"), in substantially the form of Exhibit C attached hereto as a part hereof, in recordable form, duly executed and acknowledged by Seller, which shall convey to Purchaser (or its assignee or nominee as may have been specified by Purchaser) good, indefeasible and marketable fee simple title to the Real Property, subject only to the Permitted Exceptions (as defined in Section 8(f) below) applicable to the Property;

                  (B) three (3) originals of an assignment and assumption of leases ("Assignment of Leases"), in substantially the form of Exhibit D attached hereto as a part hereof, duly executed and acknowledged by Seller, assigning unto Purchaser (or its assignee or nominee as may have been specified by Purchaser), all of Seller's right, title and interest in and to the Leases, which shall include an obligation of

                           Seller to indemnify and hold Purchaser harmless from and against any and all losses, fees, claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred) suffered by Purchaser on account of any act, default or failure to perform by Seller, as landlord, under the Leases covered by the Assignment of Leases arising or occurring prior to the Closing Date and any claims for return of security deposits not paid over or credited to Purchaser at Closing, and an obligation of Purchaser to indemnify and hold Seller harmless from and against any and all losses, fees, claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees actually incurred) suffered by Seller on account of any act, default or failure to perform by Purchaser, as landlord, under the Leases covered by the Assignment of Leases arising or occurring on and after the Closing Date;

     (C) three (3) originals of an assignment ("Assignment of Intangibles"), in substantially the form of Exhibit E attached hereto as a part hereof, duly executed and acknowledged by Seller, assigning unto Purchaser (or its assignee or nominee as may have been specified by Purchaser), without warranty, all of Seller's right, title and interest in and to, respectively, the Intangible Personal Property, which Assignment of Intangibles shall include (i) Seller's indemnity in favor of Purchaser for all obligations, duties and liabilities of Seller in connection with the Assignment of Intangibles for the period prior to the Closing Date, together with all consents required for the assignment of any of the Intangible Personal Property covered by the Assignment of Intangibles, and (ii) Purchaser's indemnity in favor of Seller for all obligations, duties and liabilities of Purchaser in connection with the Intangible Personal Property covered by the Assignment of Intangibles for the period on and after the Closing Date;
                  (D) three (3) originals of an "AS IS" bill of sale (a "Bill of Sale"), in substantially the form of Exhibit F attached hereto as a part hereof, duly executed and acknowledged by Seller, vesting in Purchaser (or its assignee or nominee as may have been specified by Purchaser) good title to the Personal Property, which Bill of Sale shall be subject only to the Permitted Exceptions (if appropriate);

                  (E) three (3) originals of an affidavit from Seller which satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Section 1445 Affidavit"), in substantially the form of Exhibit G attached hereto as a part hereof;

                  (F) a written statement, dated as of the Closing Date, reaffirming that, to Seller's best knowledge and belief, all of the warranties and representations of Seller made in this Agreement are true and correct in all material respects as of the Closing Date or noting any exceptions occurring since the date of this Agreement, in substantially the form of Exhibit H attached hereto as a part hereof;

                  (G) a current rent roll for the Property (a copy of which is attached hereto as Exhibit I, the "Rent Roll"), certified by Seller, to its knowledge as current, accurate and complete;

                  (H) such disclosures, reports and certifications as are required by applicable state and local law, and any Seller's affidavit reasonably required by the Title Company (as hereinafter defined), in connection with the conveyance of real property;

                  (I) evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the Escrow Holder and the Title Company (as hereinafter defined);

                  (J) a notice to each tenant of the Property, in substantially the form of Exhibit J attached hereto as a part hereof, advising each tenant that the management responsibilities for the Property have been changed, and containing instructions as to the future payment of rents and other amounts under such tenant's Lease (the "Tenant Notices"); and

                  (K) such other instruments and documents as may be reasonably requested by Escrow Holder or otherwise required to transfer the Property to Purchaser in accordance with the terms and conditions of this Agreement.

                  (ii) Following notification from Escrow Holder that Seller has delivered into Escrow all of its documents required under Section 3(b) (i) above, and that Escrow Holder is able to proceed to close Escrow in accordance with the terms of this Agreement (but not later than the outside time for Closing provided in
                           Section 3(a) above), Purchaser shall deposit into
                           Escrow:


                  (A) cash, bank cashier's check or wire transfer of immediately available funds in the amount set forth in Section 2(c) hereof, and such additional sums as shall be necessary to pay the expenses payable by Purchaser hereunder;

                  (B) such disclosures and reports as are required by applicable state and local law in connection with the conveyance of real property;

                  (C) three (3) originals of the Assignment of Leases, duly executed and acknowledged by Purchaser;

                  (D) three (3) originals of the Assignment of Intangibles, duly executed and acknowledged by Purchaser;

                  (E) a written statement, in substantially the form of Exhibit K attached hereto as a part hereof, dated as of the Closing Date, reaffirming that, to Purchaser's best knowledge and belief, all of the warranties and representations of Purchaser made in this Agreement are true and correct in all material respects as of the Closing Date or noting any exceptions occurring since the date of this Agreement;

                  (F) evidence of the existence, organization and authority of Purchaser and of the authority of the persons executing documents on behalf of Purchaser reasonably satisfactory to the Escrow Holder and the Title Company (as hereinafter defined); and

                  (G) such other instruments and documents as may be reasonably requested by Escrow Holder or other wise required to transfer the Property to Purchaser in accordance with the terms and conditions of this Agreement.

                  (iii) Five (5) business days prior to the Closing, Escrow Holder shall deliver to Purchaser and Seller a pro forma closing statement which sets forth, in a manner satisfactory to Purchaser and Seller, the prorations and other debits and credits contemplated by this Agreement.

                  4. Conditions to Closing.

                  (a) Conditions to Purchaser's Obligation to Close. The Closing shall not occur unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by Purchaser:

                  (i) All conditions and contingencies described herein and in
         Section 7 below have either been satisfied or waived in writing by Purchaser;

                  (ii) All funds and instruments described in Section 3 above to be delivered by Seller have been delivered to the Escrow Holder;

                  (iii) On the Closing Date, Seller shall not be in default in the performance of any material covenant or agreement to be performed by Seller under this Agreement;

                  (iv) On the Closing Date, all representations and warranties made by Seller in Section 11 hereof shall be true and correct in all material respects as if made on and as of the Closing Date or if not, shall have been waived or deemed waived by Purchaser;

                  (v) The Title Company (as hereinafter defined) is committed to issue to Purchaser an ALTA Owner's Form B (amended 10/17/70) Policy of Title Insurance for the Property (containing such endorsements as Purchaser shall have requested and the Title Company shall have agreed to provide prior to the expiration of the "Review Period," as that term is hereinafter defined) insuring Purchaser, its assignee or its nominee as may have been specified by Purchaser, as owner of good, marketable and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions; and

                  (vi) No material adverse change in the Property or the use or operation thereof will have occurred since the expiration of the Review Period.

                  (b) Conditions to Seller's Obligation to Close. The Closing shall not occur unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by Seller:

                  (i) All funds and instruments described in Section 3 above to be delivered by Purchaser have been delivered to the Escrow Holder;

                  (ii) On the Closing Date, Purchaser shall not be in default in the performance of any material covenant or agreement to be performed by Purchaser under this Agreement;

                  (iii) On the Closing Date, all representations and warranties made by Purchaser in Section 12 hereof shall be true and correct in all material respects as if made on and as of the Closing Date; and

                  (iv) The sale described herein shall have been approved in writing by persons owning more than 50% of the outstanding "Units" in Seller. For purposes hereof, a "Unit" is an "Assignee Unit" representing a non-subordinated limited partnership interest in Seller which is credited to a person on the books and records of the Seller. Seller shall solicit such approval promptly following the execution of this

                  Agreement by all parties and shall promptly deliver to Purchaser copies of such solicitation and copies of all approvals received by Seller. Purchaser acknowledges that the form of consent solicitation must be submitted to and approved by the Securities and Exchange Commission under the Securities Exchange Act of 1934 prior to being sent to the owners of the Units.

                  5. Closing.

                  (a) The closing of the transaction described herein (the "Closing") shall take place at the offices of the Title Company, or at such other place or in such other manner (e.g., by mail) as the parties shall agree. The date of the Closing ("Closing Date") shall be thirty (30) days after the expiration of the Review Period (as such term is hereinafter defined), or if such date is not a business day, on that first business day thereafter, or such earlier date as shall be agreed upon by Seller and Purchaser.

                  (b) Upon satisfaction of the conditions set forth in Sections 4(a) and (b) above, Escrow Holder shall:

                  (i) Cause (A) the Deed to be recorded in the Land Records of Franklin County, Ohio; and (B) such recordable loan documents for any loan or loans to Purchaser in connection with Purchaser's acquisition of the Property to be recorded in the appropriate Land Records or other records of any County or other governmental jurisdiction.

                  (ii) Deliver to Purchaser one executed original of the Assignment of Leases, one executed original of the Bill of Sale, one executed original of the Assignment of Intangibles, one executed original of the Section 1445 Affidavit, one conformed copy of the recorded Deed, and copies of any other closing documents and a final, executed settlement statement consistent with the estimated closing statement approved by Purchaser prior to the Closing;

                  (iii) Deliver to Seller one executed original of the Assignment of Leases, one executed original of the Bill of Sale, one executed original of the Assignment of Intangibles, one executed original of the Section 1445 Affidavit, conformed copy of the recorded Deed, and copies of any other closing documents and a final, executed settlement statement consistent with the estimated closing statement approved by Seller prior to the closing; and

                  (iv) Disburse all funds deposited with Escrow Holder by Purchaser (including the Deposit) in accordance with the settlement statement.

                  (c) Simultaneously with the actions taken by Escrow Holder under Section 5(b) above, Seller shall deliver to Purchaser (i) possession, use and occupancy of the Property and (ii) the original Leases (collectively, the "Leases") and all other original documents evidencing or constituting the Intangible Personal Property .

                  6. Delivery of Seller's Information.

                  (a) To the extent such items are in Seller's possession or are otherwise reasonably available to Seller, Seller either has heretofore provided, or shall, within five (5) business days after the date hereof, provide to Purchaser the documents described below (together with any other information delivered by Seller to Purchaser under the terms of this Agreement, "Seller's Information"):

                  (i) a copy of the most recent title insurance policy, and the exhibits, easements and rights-of-way referenced therein, for the Property;

                  (ii) a copy of the real estate property tax assessments(s), tax bill(s) and appeals with respect to the Property for the two (2) most recent years;

                  (iii) copies of all governmental licenses, permits, violations, franchise agreements, maintenance and repair contracts and all service or supply contracts, or any other agreements or leases related to the operation, maintenance and status of the Property (all service or supply contracts relating to the Property are listed on Exhibit L, attached hereto as a part hereof, and hereinafter referred to as the "Service Contracts");

                  (iv) a schedule of all Property employees, including title, compensation, quarters and all other related payments and benefits for the Property;

                  (v) an insurance loss history of the Property for the years 2000, 2001, 2002 and 2003 year-to-date;

                  (vi) a copy of the "as-built" survey, and plans and specifications for the Property;

                  (vii) copies of all engineering, environmental and appraisal reports or other studies concerning physical conditions and operations of the Property or any recommended improvements thereto, including, but not limited to, termite inspection reports, toxic substance reports (asbestos, lead paint, lead in water, storage tanks, radon tests, mold, etc.) produced or created for Seller over the last three (3) years;

                  (viii) a schedule of all personal property and fixtures currently owned or leased to Seller and located on the Property (all personal property and fixtures relating to the Property are listed on Exhibit M, attached hereto as a part hereof, and hereinafter referred to as the "Personal Property");

                  (ix) for the Property: (A) annual income and expense statements for 2000, 2001, 2002 and 2003 year-to-date, (B) the most current monthly operating statement, and (C) annual statements of all capital improvements and/or replacement reserves expenditures for 2000, 2001, 2002 and 2003 year-to-date;

                  (x) the most current rent roll for the Property; and

                  (xi) a certified statement of asking "Street Rents" as of the date of this agreement, indicating any rent specials, concessions or adjustments, and security and other deposits for the Property.

                  (b) Seller shall have an ongoing obligation during the pendency of this Agreement to provide Purchaser with any additional or updated documents described in Section 6(a) above coming into Seller's possession or becoming reasonably available to Seller after the initial delivery of the information under Section 6(a) above (including, but not limited to, an updated rent roll and an operating statement for each month during the pendency of this Agreement, and any relevant updated insurance loss history), and such documents shall for all purposes constitute part of Seller's Information.

                  (c) If Escrow fails to close, Purchaser agrees to promptly return to Seller all documents and other materials constituting Seller's Information.

                  (d) Except as provided in Section 11 below, Seller shall not be deemed to have made any representations or warranties regarding the accuracy, completeness or any other aspect of the Seller's Information, and shall have no liability with respect thereto. Purchaser agrees to hold in strict confidence Seller's Information; provided, however, that Purchaser may disclose Seller's Information, as necessary, to Purchaser's directors, officers, partners, employees and consultants who, in Purchaser's considered judgment, need to know such Seller's Information for the purpose of evaluating the purchase of the Property by Purchaser. Such persons shall be informed by Purchaser of the confidential nature of Seller's Information and shall be directed by Purchaser to keep Seller's Information in the strictest confidence pursuant to the terms hereof. Purchaser shall be responsible for the unauthorized disclosure of Seller's Information by those persons to whom Purchaser has transmitted Seller's Information.

                  7. Review Period.

                  (a) For purposes of this Section 7, the term "Review Period" shall mean the period of forty-five (45) days following the execution of this Agreement, or if such date is not a business day, on that first business day thereafter.

                  (b) Purchaser shall have until the expiration of the Review Period in which to (i) review Seller's Information, as defined in
         Section 6 above, (ii) inspect the Property and make the investigations set forth herein and (iii) conduct such due diligence as Purchaser determines is necessary and appropriate. Purchaser's obligations under this Agreement are subject to approval of any such review, inspection, investigation or due diligence in its sole and absolute discretion during the Review Period. If Purchaser shall give written notice to Seller on or before the last day of the

Review Period that Purchaser has elected to terminate this Agreement, this Agreement shall terminate on the date such notice is given to Seller. If Purchaser elects to terminate this Agreement pursuant to this Section 7(b), the Deposit shall be refunded to Purchaser immediately, and all further rights and obligations of the parties under this Agreement shall terminate (saving and excepting the indemnity obligations set forth in Sections 7(c), 17 and 18(l) hereof, which shall survive). If Purchaser does not give written notice to Seller on or before the last day of the Review Period that Purchaser has elected to terminate this Agreement, this Agreement shall continue in full force and effect and Purchaser shall proceed with the purchase of the Property as provided for herein.

                  (c) Purchaser and its agents, employees and contractors shall be afforded full access to the Property commencing on the date hereof, during normal business hours following at least twenty-four (24) hours prior notice from Purchaser to Seller, for the purpose of making such inspections and investigations as Purchaser deems prudent with respect to the physical condition of the Property, including but not limited to engineering studies, environmental, soils and seismic tests (including a Phase I and Phase II environmental survey), a survey of the Property and feasibility studies, subject, however, to the rights of the tenants under the Leases covering the Property. Seller shall reasonably cooperate to assist Purchaser in completing such inspections and investigations but shall not be required to incur significant cost or expense to do so. Notwithstanding the foregoing, prior to making any borings or other destructive testing, Seller's prior reasonable consent shall be required as to the method used and location of any borings, Seller shall be informed of and permitted to be present during any such testing, and Purchaser shall restore the Property promptly after undertaking any such testing or inspections to its condition prior to any such test or inspection. Purchaser shall promptly provide Seller with the results of all tests, reports, surveys, studies and other documents or information obtained in connection with any inspection authorized hereunder. Purchaser shall hold harmless, protect, defend and indemnify Seller from all liability, costs, claims, losses and damages (including, but not limited to, reasonable attorneys' fees and costs) arising from Purchaser's inspection of the Property except to the extent caused by Seller's negligence or willful misconduct. Purchaser shall have no liability for the mere discovery of any condition at the Property. Purchaser shall use its best efforts to minimize disruption to the operation of the Property. Purchaser shall provide Seller with evidence of public liability and other reasonable insurance protecting Seller as an additional named insured with respect to Purchaser's inspections and entries upon the Property under this Section 7(c).

                  (d) In addition to the physical inspections and investigations of the Property described in Sections 7(b) and (c) above, Purchaser shall have the right (with Seller's cooperation and assistance, if needed, but at no expense to Seller) to investigate all existing and proposed matters relating to the zoning, use and compliance with other applicable or proposed laws which relate to the development, construction, use and occupancy of the Property and any proposed impositions, assessments or governmental regulations affecting the Property.
                  (e) Prior to the end of the Review Period, Purchaser shall notify Seller in writing which of the service and supply contracts delivered to Purchaser under Section 6(a)(iii) above Purchaser wishes to assume at Closing and which of said contracts Purchaser wishes to have Seller terminate. If there is any such contract as to which Purchaser fails to give such written notice to Seller prior to the end of the Review Period, Purchaser shall be deemed to have assumed such contract.

                  8. Title and Survey.

                  (a) Purchaser shall promptly, at its expense, obtain an ALTA owner's extended coverage preliminary title report with a full legal description of the Property and legible copies of all documents referred to therein (the "Title Report") from Metropolitan Title Company-Ohio, LLC (the "Title Company"). Purchaser shall deliver a copy of the Title Report to Seller upon Purchaser's receipt thereof.

                  (b) Purchaser shall have the right, but not the obligation, to obtain a current ALTA survey of the Property certified by a duly licensed surveyor or surveyors showing all physical conditions affecting the Property sufficient for deletion of the survey exception from the required title insurance policy described in Section 8(a) above and otherwise acceptable to Purchaser (the "Survey"). If Purchaser obtains a Survey, Purchaser shall deliver a copy of same to Seller upon Purchaser's receipt thereof.

                  (c) Purchaser shall have the right to notify Seller and Escrow Holder prior to the expiration of the Review Period, in writing, of Purchaser's disapproval of any title exception to any Property, any Title Report, or any legal description of the Land shown therein, which Purchaser may do in its sole and absolute discretion; provided, however, that the documents described in Exhibit B attached hereto as a part hereof shall constitute "Permitted Exceptions" (as that term is defined in Section 8(e) below) and shall not be subject to Purchaser's disapproval. If Seller and Escrow Holder shall not have timely received any such notice of disapproval on or before the expiration of the Review Period, the Title Report , the condition of title and the legal description of the Land shall be deemed approved.

                  (d) Purchaser shall have the right prior to the expiration of the Review Period to disapprove any matters on the Survey, which Purchaser may do in Purchaser's sole and absolute discretion. In addition, Purchaser shall have until the later of (i) the date of the end of the Review Period or (ii) five (5) business days after receipt of any supplement to any Title Report to disapprove any new matters (not due to the acts of the Purchaser) described in any such supplement to such Title Report (other than supplemental matters based solely on items disclosed by the Survey of the Property), which Purchaser may do in Purchaser's sole and absolute discretion.

                  (e) Provided Seller, at its option, has advised Purchaser within ten (10) days of receipt of Purchaser's disapproval of any title exception, the legal description of the Property, the Survey or any supplement to the Title Report (saving and excepting the "Permitted Exceptions") relating to the Property that Seller intends to cure said disapproved matter, Seller shall have until the Closing Date (which may be extended for this purpose by mutual written agreement of the parties) to cure such disapproved title exception, such disapproved legal description, such disapproved

Survey or such disapproved supplement to the Title Report and, if cured, Escrow shall close as set forth above. Seller's failure to deliver such notice of intent to cure to Purchaser within said ten (10) days shall constitute Seller's refusal to cure any such disapproved matter; provided, however, that in no event shall Seller be entitled to refuse to cure monetary liens or deeds of trust, or delinquent taxes/assessments. Upon expiration of said ten (10) day period, Purchaser shall have ten (10) days in which to advise Seller and Escrow Holder in writing that Purchaser is willing to waive the previously disapproved title, legal description or Survey matter(s). Delivery of such notice of waiver shall continue the Escrow. Failure to deliver such notice of waiver shall terminate the Escrow. Upon such termination, the Deposit shall be returned by Escrow Holder to Purchaser, and all costs of Escrow and all escrow cancellation charges shall be shared equally by Purchaser and Seller. In the event Seller elects to cure said disapproved matter(s), Seller shall use commercially reasonable efforts to complete such cure on or prior to the scheduled Closing Date (as extended by mutual agreement). In the event such disapproved matter(s) is not cured by Seller by the scheduled Closing Date (as extended), Purchaser shall have the right, in Purchaser's sole and absolute discretion, to provide written notice on or before the scheduled Closing Date (as extended) to either (i) waive Purchaser's objection to such disapproved title matter(s) and proceed with the Closing, or (ii) terminate the Escrow and upon such termination, receive the Deposit, with all costs of Escrow and all escrow cancellation charges shared equally by Purchaser and Seller. If Purchaser terminates the Escrow under the preceding clause (ii), Seller shall also reimburse Purchaser for any loan commitment fees, third party report fees, professional fees and other third party costs incurred in reliance upon Seller's agreement to cure any disapproved matter. In the event Purchaser fails to so provide said written notice to either waive or terminate, the Escrow shall terminate and the Deposit shall be returned to Purchaser, and all costs of Escrow and all escrow cancellation charges shall be shared equally by Purchaser and Seller.

                  (f) The items set forth on Exhibit B attached hereto as a part hereof and all other encumbrances, liens, covenants and other title exceptions appearing on the Title Report (including any supplement thereto) and not disapproved by Purchaser are hereinafter referred to as the "Permitted Exceptions." Any deeds of trust, monetary liens and/or assignment of rents and all prepayment fees or expenses owed to the beneficiaries thereof, and all delinquent taxes/assessments shall be paid in full by Seller prior to or concurrently with the Closing.

                  9. Prorations.

                  (a) Prorations. Not less than five (5) days prior to the Closing Date, Seller shall provide to Purchaser such information and verification reasonably necessary to support the prorations under this
         Section 9(a). Except as otherwise provided below, the items in this
         Section 9(a) shall be prorated on an accrual basis between Seller and Purchaser as of the close of business on the day immediately preceding the Closing Date, the Closing Date being a day of income and expense to
         Purchaser:

                  (i) Taxes and Assessments. Seller shall receive a credit for any real estate taxes and assessments (including without limitation any assessments imposed by private covenant)
         ("Taxes") actually paid by Seller for the Property for the period from and after the Closing Date. Purchaser shall receive a credit for any accrued but unpaid Taxes applicable to any period before the Closing Date, even if such taxes and assessments are not yet due and payable. If the amount of any such unpaid Taxes has not been determined as of the Closing Date, such credit shall be based on one hundred three percent (103%) of the most recent ascertainable Taxes. Such proration shall be final.

                  (ii) Receipts. All receipts from the Property (including, without limitation, rents) which have been paid to Seller and are allocable to the period on and after Closing shall be credited to Purchaser at Closing. All receipts from the Property which are allocable to the period prior to Closing and which have not been received by Seller on the Closing Date shall not be included as a credit to either Purchaser or Seller at Closing; when and if such amounts are received by Purchaser or Seller from tenants under the Leases, they shall first be paid to Purchaser for any current rentals due and the balance, if any, to the Seller for past due rentals as of the Closing Date. Purchaser agrees to use commercially reasonable efforts to collect any past due rentals allocable to the period prior to Closing. The provisions of this Section 9(a)(ii) shall survive Closing.

                  (iii) Utilities. Amounts due for all utilities serving the Property which are not to be paid by tenants under the Leases (if any), including, without limitation, power, gas, water, sewer, telephone, cable and sanitary assessments, shall be prorated as of the Closing Date on an estimated basis, unless the utility meters can be read on the Closing Date. The parties agree to make any necessary adjustments after Closing upon receipt of the applicable utility bills. The provisions of this Section 9(a)(iii) shall survive Closing.

                  (iv) General. Charges for those service and supply contracts, if any, which Purchaser expressly agrees to assume or is deemed to assume pursuant to this Section 9(a)(iv) at Closing, shall be prorated as of the Closing Date. Seller shall bear all costs and expenses in connection with the Property arising during or relating to the period prior to the Closing Date, and Purchaser shall bear all costs and expenses thereof from and after the date of Closing. Accordingly, any and all other such costs and expenses, and all income from the Property, shall be prorated at the Closing as of the Closing Date. Prior to the end of the Review Period, Purchaser shall notify Seller in writing which of the service and supply contracts delivered to Purchaser under Section 6(a)(iii) above Purchaser wishes to assume at closing and which of said contracts Purchaser wishes to have Seller terminate. If there is any such contract as to which Purchaser fails to give such written notice to Seller prior to the end of the Review Period, Purchaser shall be deemed to have assumed such contract. All service and supply contracts which are required to be terminated by Purchaser's timely notice shall be terminated by Seller at Seller's expense as of Closing. The parties agree to make any necessary adjustments after Closing. The provisions of this Section 9(a)(iv) shall survive Closing.

                  (b) Security Deposits. Purchaser shall receive at Closing a credit for all security deposits, rents prepaid more than one month in advance and any and all other deposits or refundable fees paid by Tenants.

                  (c) Insurance. Purchaser shall arrange for its own insurance for the Property and, accordingly, no prorations shall be made with respect to insurance.

                  (d) Post-Closing Adjustments. Except for the Taxes set forth in Section 9(a)(i) hereof, either party hereto shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment hereunder, provided, however, that such adjustment is claimed by such party within nine (9) months following the Closing. This Section 9(d) shall survive the Closing.

                  10. Closing Costs.

                  (a) Seller's Costs. Seller shall be responsible for the payment of (i) one-half (1/2) of the Escrow fees, (ii) the brokerage commission payable to CB Richard Ellis, and (iii) its own attorneys' fees and other expenses incurred by it.

                  (b) Purchaser's Costs. Purchaser shall be responsible for the payment of (i) all state and local transfer taxes, recordation taxes, documentary stamps and recording fees, (ii) one-half (1/2) of the Escrow fees,
(iii) all expenses of the inspections, reviews and studies undertaken by Purchaser during the Review Period, (iv) all costs of the title searches, title reports, title insurance commitments and title insurance policies, (v) the Surveys, and (vi) its own attorneys' fees and other expenses incurred by it.

                  (c) Other Closing Costs. Any Closing costs not covered by
Section 10(a) or 10(b) above shall be shared by the parties hereto in accordance with local custom.

                  11. Seller's Representations and Warranties.

                  Seller hereby covenants that the following representations and warranties of Seller are, in all material respects, true and correct and except as provided herein shall be true and correct as of the Closing. Purchaser's rights with respect to the following representations and warranties shall survive the Closing for a period of nine (9) months.

                  (a) Power and Authority of Seller. Seller is a limited partnership duly organized and validly existing under the laws of the State of Delaware, and is duly qualified to conduct business activities in those states in which such qualification is required. Except for the consent of Seller's unitholders, as described in Section 4(b)(iv) hereof, (i) Seller has the requisite right, power and authority to sell, convey and transfer the Property to Purchaser, as provided herein, and to enter into and carry out the terms of this Agreement and the execution and delivery hereof and of all other instruments referred to herein;
(ii) the performance by Seller of Seller's obligations hereunder will not violate or constitute an event of default under the terms and provisions of any material agreement, document or instrument to which Seller is a party or by which Seller is bound; (iii) all proceedings required to be taken by or on behalf of Seller to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken; and (iv) no further consent of any person or entity is required in connection with the execution and delivery of, or performance by Seller of its obligations under, this Agreement. Seller has not (A) filed an application for, or consented to, the appointment of a trustee, receiver or custodian of, its assets, (B) filed a voluntary petition under Title 11 of the United States Code, as amended, (C) filed a pleading in any court of record admitting in writing its inability to pay its debts as they come due, (D) made a general assignment for the benefit of creditors or (E) filed any answer admitting the material allegations of, or consented to, or defaulted in answering, a bankruptcy petition filed against it in any bankruptcy proceeding.

                  (b) Validity of Agreement. This Agreement is a valid and binding obligation of Seller.

                  (c) Rent Rolls. The rent roll for the Property heretofore delivered to Purchaser, as described in Section 6(a)(x) hereof, is true and correct as of the date delivered and sets forth with respect to each Lease shown on such rent roll on such date (i) the name of each tenant, (ii) the unit occupied, (iii) monthly rental, (iv) lease date and expiration of lease, (v) security or other deposits and prepaid rents, and (vi) delinquency in rent payment, if any. Other than as set forth on said rent roll, as of the date of the rent roll there are no other tenants with respect to the Property covered thereby, and there are no leases with tenants, other than the Leases on the rent roll, that are in existence, and no other person, firm, corporation or other entity has, may have, or claims any right to possession or use of the Property covered thereby or any portion thereof.

                  (d) Tenant Leases. Except as otherwise noted in the rent roll described in Section 6(a)(i) hereof, (i) Seller has received no written notice from any tenant of the Property or other person claiming that Seller has breached or is in default under any of the Leases described on the rent roll;
(ii) to the best of Seller's knowledge and belief, Seller has fully complied in all material respects with the terms and conditions of said Leases; (iii) Seller has no knowledge of any existing and uncured breach of default, or any claim of any breach or default, under said Leases on the part of any tenants or other party thereto, nor is Seller aware of any facts or circumstances which, with the passage of time or the giving of notice or both, would constitute such a beach or default; (iv) to Seller's actual knowledge there are no rental, or other commissions now or hereafter payable to any person or entity with respect to said Leases; (v) with respect to any period of time after Closing, to Seller's best knowledge, no tenant is entitled to or has been given any extension rights, concessions, rebates, allowances, or free rent not set forth in the lease documents; and (vi) no tenant has any right to purchase or right of first refusal with respect to the Property or any portion thereof and no unit is leased on a furnished basis.

                  (e) Environmental Matters. Except as disclosed to Purchaser in Seller's Information or as disclosed to Purchaser prior to the expiration of the Review Period, Seller has no knowledge of any violation of Environmental Laws (as hereinafter defined) related to the Property or the presence or release of Hazardous Materials (as hereinafter defined) on or from the Property. Except as so disclosed, Seller has not manufactured, introduced, released or discharged from or onto the Property any Hazardous Materials or any toxic wastes, substances or materials (including, without limitation, asbestos), and Seller has not used the Property or any part thereof for the generation, treatment, storage, handling or disposal of any Hazardous Materials, in violation of any Environmental Laws. The term "Environmental Laws" includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), asbestos and asbestos continuing materials and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

                  (f) Litigation. To the actual knowledge of Seller, except as heretofore disclosed to Purchaser, there are no pending or threatened actions, suits, arbitrations, claims or proceedings, at law or in equity, affecting all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property, including, but not limited to, judicial municipal or administrative proceedings in eminent domain, unlawful detainer or tenant evictions, collections, alleged building code, health and safety or zoning violations, employment discrimination or unfair labor practices, or worker's compensation, personal injuries or property damages alleged to have occurred on the Property or by reason of the condition or use of the Property.

                  (g) Land Use Regulation. Seller has not received any written notice of any threatened or pending condemnation or, to the actual knowledge of Seller without duty of inquiry or investigation, any written notice of any environmental, zoning and other land-use regulation proceedings, adversely affecting the Property or any part thereof. Seller has not received any written notice of any special assessment proceedings affecting the Property and to the actual knowledge of Seller, without duty or inquiry or investigation, no such proceedings are contemplated. To the actual knowledge of Seller, the Property is not in violation of any building code, the Americans With Disabilities Act or any other law applicable to the Property.

                  (h) Taxes. Other than the amounts disclosed by the tax bills delivered to Purchaser by Seller, to the actual knowledge of Seller, without duty of inquiry or investigation, no other real property taxes have been assessed against the Property for the three (3) prior tax years. Seller has received no written notice of any special assessments or tax charges other than those included in the tax bills for the years in question which will result from work, activities or improvements done to the Property by Seller. Seller has received no written notice of any intended public improvements which will result in any charge being levied against, or in the creation of any lien upon, the Property or any portion thereof.

                  (i) Other Contracts. Seller has not entered into any other contracts for the sale of the Property which have not been terminated or expired by their terms, and no third party has any right of first refusal or option to purchase all or any portion of the Property which will survive the Closing.

                  (j) Seller's Information. To Seller's knowledge, the documents constituting Seller's Information delivered to Purchaser under the provisions of
Section 6(a) hereof (i) are true and correct copies, (ii) do not contain any material inaccuracy and (iii) constitute all of the documents in Seller's possession or reasonably available to Seller relating to each item.

                  (k) Seller Not a Foreign Person. Seller is not a foreign person under the Internal Revenue Code of 1986, as amended.

     For purposes of this Section 11, representations made "to the actual knowledge of Seller," "to Seller's knowledge" or similar terms shall mean only to the actual knowledge of Robert L. Huether (Vice President of Alex. Brown Realty, Inc., an affiliate of Seller), Terry F. Hall (Vice President of Alex. Brown Realty, Inc. and Vice President of Brown-Benchmark AGP, Inc., the Administrative General Partner of Seller), and Daniel P. Riedel, President of Benchmark Equities, Inc. (the Development General Partner of the Seller) without duty of said persons to conduct independent testing or to make inquiry of any third party or governmental agency.

                  The representations and warranties set forth in this Section 11 shall survive the Closing for a period of nine (9) months. Seller shall not have breached any representation or warranty set forth in Section 11 unless such representation or warranty is inaccurate in a material respect.

                  If, after the end of the Review Period, any of the representations and warranties set forth in this Section 11 shall cease to be true and correct in all material respects through no fault or cause of the Seller, Purchaser shall have the right to terminate this Agreement, in which case the Deposit shall be refunded to Purchaser, and all further rights and obligations of the parties under this Agreement shall terminate (saving and excepting the indemnity obligations set forth in Sections 7(c), 17 and 18(l) hereof, which shall survive). If Purchaser elects to proceed to Closing notwithstanding the failure of any representation or warranty through no fault or cause of the Seller, as set forth above, Purchaser shall be deemed to have accepted the Property subject to such failed representation or warranty, and Purchaser shall have no recourse against Seller for such failed representation or warranty following Closing.

                  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AND SHALL NOT IN ANY WAY BE LIABLE FOR ANY REPRESENTATIONS OR WARRANTIES, INCLUDING WITHOUT LIMITATION, (A) THE DIMENSION, SIZE OR ACREAGE OF THE PROPERTY; (B) THE CONDITION OF THE PROPERTY OR ANY

IMPROVEMENTS THEREON OR THE SUITABILITY OF THE PROPERTY FOR HABITATION OR FOR PURCHASER'S INTENDED USE OR FOR ANY USE WHATSOEVER; (C) ANY APPLICABLE ENVIRONMENTAL, BUILDING, ZONING OR FIRE LAWS OR REGULATIONS OR WITH RESPECT TO COMPLIANCE THEREWITH OR WITH RESPECT TO THE EXISTENCE OF OR COMPLIANCE WITH ANY REQUIRED PERMITS, IF ANY, OF ANY GOVERNMENTAL AGENCY; AND (D) THE ABSENCE OF ANY HAZARDOUS SUBSTANCES. PURCHASER ACKNOWLEDGES TO SELLER THAT PURCHASER HAS FULLY INSPECTED THE PROPERTY AND PURCHASER ASSUMES THE RESPONSIBILITY AND RISKS OF ALL DEFECTS AND CONDITIONS, INCLUDING SUCH DEFECTS AND CONDITIONS, IF ANY, THAT CANNOT BE OBSERVED BY CASUAL INSPECTION.

                  12. Purchaser's Representations and Warranties.

                  Purchaser hereby covenants that the following representations and warranties of Purchaser are, in all material respects, true and correct and shall be true and correct as of the Closing. Seller's rights with respect to the following representations and warranties shall survive the Closing for a period of nine (9) months:

                  (a) Organization of Purchaser. Purchaser is a corporation duly organized and existing under the laws of the State of Ohio, has the requisite right, power and authority to enter into and carry out the terms of this Agreement and the execution, performance and delivery hereof and of all other agreements and instruments referred to herein to be executed, performed or delivered by Purchaser and the performance by Purchaser of Purchaser's obligations hereunder will not violate or constitute an event of default under the terms and provisions of any material agreement, document or instrument to which Purchaser is a party or by which Purchaser is bound.

                  (b) Authority to Enter Into Agreement. All requisite corporate and other proceedings required to be taken by or on behalf of Purchaser to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken, and this Agreement is a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

                  13. Condition of Property; Change in Circumstance.

                  (a) Seller covenants and agrees (i) to advise Purchaser of any change in the physical condition of the Property or use or operation thereof, or of any damage or destruction to the Property ("Change in Condition") immediately upon the Seller becoming aware thereof, and (ii) to deliver to Purchaser copies of all notices and documents relating to the Property received by Seller.

                  (b) In the event that, prior to the Closing, the Property is destroyed or materially damaged, Purchaser shall have the right, exercisable by giving notice of such decision to Seller within ten (10) calendar days after receiving written notice from Seller of such damage or material destruction, to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder and the Deposit shall be returned to Purchaser, with all escrow cancellation costs shared equally by Purchaser and Seller. If
Purchaser elects to accept the Property in its then condition, all proceeds of insurance payable to Seller by reason of such damage or destruction shall be paid to Purchaser at Closing and Purchaser shall purchase the Property in its then condition for an amount equal to (i) the Purchase Price, minus (ii) an amount equal to any deductible under the policy of insurance covering the damaged or destroyed Property and minus (iii) an amount equal to any uninsured loss.

                  In the event of non-material damage, all proceeds of insurance payable to Seller by reason of such damage or destruction shall be paid to Purchaser at Closing and Purchaser shall purchase the Property in its then condition for an amount equal to (i) the Purchase Price, minus (ii) an amount equal to any deductible under the policy of insurance covering the damaged or destroyed Property and minus (iii) an amount equal to any uninsured loss.

                  (c) If Seller has received or, prior to the Closing, receives notice of any pending action by any federal, state, local or other agency concerning any violation of any law, statute, ordinance or regulation affecting the Property, (i) Seller may elect to correct such violation at Seller's expense prior to the Closing, and shall notify Purchaser in writing of such violation and Seller's intended action within ten (10) calendar days after receipt of such notice; (ii) if Seller desires to correct such violation but if such correction cannot be accomplished prior to the Closing, Seller shall notify Purchaser in writing of such violation and its desire to correct such violation and shall thereupon commence and diligently prosecute the same to completion, at Seller's sole cost and expense, as promptly as possible and the Closing shall be delayed (but not for a period in excess of thirty (30) days) until completion of such correction, or (iii) Seller shall submit such notice to Purchaser and notify Purchaser in writing that Seller does not intend to correct such violation. Within ten (10) calendar days of receipt of such notice, Purchaser may elect in writing to acquire the Property subject to such violation or such matters or requirements, respectively, without reduction in the Purchase Price or Purchaser may elect to terminate this Agreement and neither party will have any further obligation to the other party other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, in which case the Deposit shall be returned to Purchaser and escrow cancellation costs shall be shared equally by Purchaser and Seller. Any work required to be performed by Seller pursuant to the terms of this Agreement shall be performed in accordance with all applicable laws in effect at the time such work is performed. In the event Purchaser elects to terminate the Escrow, neither party shall have any further rights or obligations hereunder other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, and the Deposit shall be returned to Purchaser, with all escrow and cancellation costs shared equally by Purchaser and Seller.

                  (d) If, prior to the Closing, Seller receives written notice of a pending condemnation proceeding concerning any portion of the Property, Seller shall promptly deliver to Purchaser written notice of such pending condemnation. Purchaser shall have the option to terminate this Agreement upon written notice to Seller delivered not later than ten (10) calendar days after receipt of Seller's notice. If this Agreement is so terminated, neither party shall have any further rights or obligations hereunder other than Purchaser's or Seller's (as the case may be) obligation to indemnify as set forth in Sections 7(c), 17 or 18(l) hereof, and the Deposit will be returned to Purchaser, with all escrow and cancellation costs shared equally by Purchaser and Seller. In the event Purchaser does not elect to terminate this Agreement as provided above, Seller shall assign and turn over to Purchaser all awards for the taking by eminent domain which accrue to Seller, and the parties shall proceed to the Closing pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price.

                  (e) "Material damage" for purposes of Section 13(b) shall be any damage to the Property, the cost of which to repair exceeds the sum of Fifty Thousand Dollars ($50,000).

                  (f) At all times prior to the Closing, Seller shall not make any material modifications or alterations to the Property without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed prior to the end of the Review Period but shall be in Purchaser's sole discretion after the end of the Review Period.

                  14. Covenants of Seller Prior to Closing. During the period from the Opening of Escrow until the earlier of (i) Closing or (ii) the termination of this Agreement, Seller shall, in addition to the covenants set forth elsewhere in this Agreement:

                  (a) Not list the Property with any broker or otherwise solicit or make or accept any offers to sell the Property, engage in any discussions or negotiations with any third party with respect to the sale or other disposition of the Property, or enter into any contracts or agreements (whether binding or not) regarding any disposition of the Property.

                  (b) Not permit or suffer to exist any monetary encumbrance, charge or lien to be placed or claimed upon the Property unless such monetary encumbrance, charge or lien will be removed by Seller upon the Closing;

                  (c) Not, without the prior written consent of Purchaser, enter into any new tenant leases or modifications thereof or renew or extend any existing tenant leases except for leases or extensions thereof on Seller's current standard lease form at market rate rents as determined by the Seller in the ordinary course with terms of no more than twelve (12) months;

                  (d) Except as noted in Section 11(d), timely satisfy and perform all of its commitments and obligations as landlord under the Leases for the Property through the Closing Date;

                  (e) Not liquidate any security deposit of any tenant after the expiration of the Review Period except in the ordinary course of business;

                  (f) Not enter into any service, management or other contract relating to the Property which will survive the Closing without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed prior to the end of the Review Period but shall be in Purchaser's sole discretion after the end of the Review Period;

                  (g) Not intentionally take any action, or omit to take any action, which action or omission would have the effect of violating any of its representations, warranties, covenants and agreements contained herein;

                  (h) Promptly notify Purchaser in writing if any of the representations and warranties set forth in this Agreement are no longer true and correct in all material respects;

                  (i) Continue to operate and manage the Property consistent with current and reasonable management practices;

                  (j) Maintain all policies of insurance which Seller currently maintains with respect to the Property;

                  15. Default and Remedies.

                  (a) Purchaser's Default. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IF PURCHASER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED SOLELY DUE TO THE DEFAULT OF PURCHASER, SELLER SHALL BE RELEASED OF ITS OBLIGATION TO SELL THE PROPERTY TO PURCHASER AND MAY PROCEED AGAINST PURCHASER UPON ANY CLAIM OR REMEDY WHICH IT MAY HAVE AT LAW OR IN EQUITY; PROVIDED, HOWEVER, THAT BY PLACING THEIR INITIALS HERE: [/s/ DPR, TFH {Seller}/ /s/ RJB {Purchaser}] PURCHASER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES IN CASE OF PURCHASER'S DEFAULT, THAT THE PARTIES HAVE NEGOTIATED IN GOOD FAITH AS TO THEIR BEST REASONABLE ESTIMATE OF THE DAMAGES TO THE SELLER, AND AGREE THAT LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT REPRESENTS THE RESULTS OF SUCH NEGOTIATION, AND THAT SELLER SHALL BE ENTITLED TO RETAIN SUCH DEPOSIT AS SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, IN LAW OR AT EQUITY, EXCEPT FOR ANY RIGHTS SELLER MAY HAVE UNDER SECTIONS 7(c), 17 AND 18(l).

                  (b) Seller's Default/Failure of Condition to Close. If this transaction fails to close because of the failure of any condition (except Purchaser's default) or as a result of Seller's default, the Deposit shall be returned to Purchaser. In addition, in the case of Seller's default, Purchaser shall be entitled to such remedies for breach of contract as may be available at law and in equity, including, without limitation, the remedy of specific performance; provided, however, that Seller's liability for damages for failure to close hereunder shall not exceed the lesser of (i) One Hundred Thousand Dollars ($100,000) or (ii) the total sums paid by Purchaser to third parties in connection with Purchaser's review of the Property (including title and survey) under Sections 7 and 8 hereof.

                  (c) Notice of Default. Except for a party's failure to close on the Closing Date, neither party shall have the right to declare a default by the other party and terminate this Agreement because of a failure by such other party to perform under the terms of this Agreement unless the other party shall fail to cure such failure to perform with ten (10) business days after its receipt of written notice of such failure to perform.

                  (d) Fees. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees due to the Escrow Holder for holding the Deposit and any fees due to the Title Company for cancellation of the Title Commitment.

                  16. Provisions Regarding Escrow and Deposit.

                  (a) Investment and Use of Funds. The Escrow Holder shall invest the Deposit in government insured interest-bearing accounts satisfactory to Purchaser, shall not commingle the Deposit with any funds of the Escrow Holder or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. If the Closing under this Agreement occurs, the Escrow Holder shall apply the Deposit as provided in Section 5 above. Provided such supplemental escrow instructions are not in conflict with this Agreement as it may be amended in writing from time to time, Seller and Purchaser agree to execute such supplemental escrow instructions as may be appropriate to enable Escrow Holder to comply with the terms of this Agreement.

                  (b) Termination Before Expiration of Review Period. If Purchaser elects to terminate the Agreement pursuant to Section 7, Escrow Holder shall pay the entire Deposit to Purchaser one business day following receipt of a termination notice ("Termination Notice")from Purchaser (as long as the current investment can be liquidated in one day) and this Agreement shall thereupon terminate, subject to Purchaser's obligations under Section 7(c) hereof. No notice to Escrow Holder from Seller shall be required for the release of the Deposit to Purchaser by Escrow Holder under Section 7(b) above. The Deposit shall be released and delivered to Purchaser from Escrow Holder upon Escrow Holder's receipt of the Termination Notice, despite any objection or potential objection by Seller. Seller agrees it shall have no right to bring any action against Escrow Holder which would have the effect of delaying, preventing, or in any way interrupting Escrow Holder's delivery of the Deposit to Purchaser pursuant to this Section (b), any remedy of Seller being against Purchaser, not Escrow Holder. For information purposes, Escrow Holder shall deliver notice of any disbursement to Seller under this Section 16(b) within a few days after such disbursement.

                  (c) Interpleader. Seller and Purchaser mutually agree that in the event of any controversy regarding the Deposit, unless mutual written instructions are received by the Escrow Holder directing the disposition of the Deposit, the Escrow Holder shall not take any action, but instead shall await the disposition of any proceeding relating to the Deposit or, at the Escrow Holder's option, the Escrow Holder may interplead all parties and deposit the Deposit with a court of competent jurisdiction in which event the Escrow Holder may recover all of its court costs and reasonable attorneys' fees. Seller or Purchaser, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Holder, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

                  (d) Liability of Escrow Holder. Except as provided in Section 16(b) above, the parties acknowledge that the Escrow Holder is acting solely as a stakeholder at their request and for their convenience, that the Escrow Holder shall not be deemed to be the agent of either of the parties, and that the Escrow Holder shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Seller or Purchaser resulting the Escrow Holder's mistake of law respecting the Escrow Holder's scope or nature of its duties. Seller and Purchaser shall jointly and severally indemnify and hold the Escrow Holder harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Holder's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Holder in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Holder.

                  (e) Escrow Fee. Except as expressly provided herein to the contrary, the escrow fee, if any, charged by the Escrow Holder for holding the Deposit or conducting the closing shall be shared equally by Seller and Purchaser.

                  17. Brokerage Fees. Saving and excepting a brokerage commission payable to CB Richard Ellis, which brokerage commission shall be payable solely by Seller, Seller hereby represents and warrants to Purchaser, and Purchaser hereby represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with the transaction contemplated by this agreement or to its knowledge is in any way connected with any such transaction. In the event of any claims for brokers or finders fees or commissions in connection with the negotiation, execution or consummation of this Agreement (saving and excepting the brokerage commission payable to CB Richard Ellis, which is the sole obligation of Seller), then Seller shall indemnify, save harmless and defend Purchaser from and against such claims if they shall be based upon any statement, representation or agreement by Seller, and Purchaser shall indemnify, save harmless and defend Seller from and against such claims if they shall be based upon any statement, representation or agreement by Purchaser. The provisions of this Section 17 shall survive the Closing or other termination of this Agreement.


                  18. Miscellaneous.

                  (a) Waiver of Performance. Either party may waive the satisfaction or performance of any conditions or agreements in this Agreement which have been inserted for its own and exclusive benefit, so long as the waiver is signed (unless the Agreement provides for a non-written waiver) and specifies the waived condition or agreement and is delivered to the other party hereto and the Escrow Holder.

                  (b) Section Headings. The section headings of this Agreement are for the purposes of reference only and shall not be used for limiting or interpreting the meaning of any section.

                  (c) Notices. All notices under this Agreement shall be in writing and shall be effective upon receipt whether delivered by personal delivery or recognized overnight delivery service, telecopy (with originals sent by next day overnight delivery), or sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

                  If to Seller:

                  Craig K. Leonard
                  Brown-Benchmark AGP, Inc.
                  Brown-Benchmark Properties Limited Partnership
                  225 East Redwood Street
                  Baltimore, Maryland 21202
                  (410) 727-4083 Fax: (410) 625-2694

                           with a copy to:

                  Janice M. Setren, Esq.
                  225 East Redwood Street
                  Baltimore, Maryland 21202
                  (410) 727-4083 Fax: (410) 625-2694

                  If to Purchaser:

                  Robert J. Beggs
                  Fleetwood Management, Inc.
                  1675 Old Henderson Road
                  Columbus, Ohio 43220-3644
                  (614) 538-1277
                  Fax: (614) 538-1288

                           with a copy to:

                  Paul V. Pavlic, Esq.
                  326 South High Street, Suite 100
                  Columbus, Ohio 43215
                  (614) 224-7883 Fax: (614) 224-4510

                  If to Title Company/Escrow Holder:

                  Metropolitan Title Company-Ohio, LLC
                  Attn:  Lawrence D. Goldbach
                  150 East Mound Street
                  Columbus, Ohio 43215-5467
                  (614) 221-6565 Fax: (614) 221-0083


                  (d) Time of Essence. TIME AND EACH OF THE TERMS, COVENANTS, CONDITIONS AND CONTINGENCIES OF THIS AGREEMENT ARE HEREBY EXPRESSLY MADE OF THE ESSENCE.

                  (e) Counterparts. This Agreement may be executed in several counterparts and all such executed counterparts shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatories to the original or to the same counterpart.

                  (f) Governing Law. The validity, construction and operational effect of this Agreement shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  (g) Attorneys' Fees and Costs. In any action between the parties hereto seeking the enforcement of any of the terms and provisions of this Agreement, or in connection with the Property or the Escrow, the prevailing party in such action shall be awarded, in addition to damages, injunctive or other relief, its reasonable costs and expenses, and reasonable attorneys' fees.

                  (h) Further Assurances. Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated.

                  (i) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Fleetwood Management, Inc., the original "Purchaser" named herein, shall be permitted to assign this Agreement one time to a nominee or an affiliate of Purchaser. However any such nominee or affiliate shall not be permitted to further assign this Agreement without Seller's consent, which consent shall not be unreasonably withheld. No assignment hereunder shall effect a release of Fleetwood Management, Inc., the original "Purchaser" named herein, and said Fleetwood Management, Inc. shall remain responsible for the full performance of its nominee or affiliate under this Agreement.

                  (j) Severability. If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect, so long as the substantial economic benefits to the parties can be realized.

                  (k) General Survival Provisions. Except as set forth in
Section 18(l) below, the provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

                  (l) Survival of Representations and Warranties. All representations and warranties contained herein shall survive the Closing for a period of nine (9) months. Purchaser and Seller hereby agree to indemnify, defend and hold harmless the other from any and all loss, liability, damage, cost or expense (including, without limitation, attorneys' fees) resulting from any material breach of any representation or warranty by the indemnifying party, provided that any claim made with respect to any breach is made within the foregoing nine (9) month period.

                  (m) Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and agree that the normal rule of construction (i.e., that any ambiguities are to be resolved against the drafting party) shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

                  (n) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (o) Entirety and Amendments. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended only by written agreement signed by both of the parties hereto.

                  (p) Exculpation. Neither Seller, nor any employee, partner, officer, agent or representative of Seller or of any partner of Seller shall be held to any personal liability hereunder. The satisfaction of any claim by Purchaser against Seller hereunder or in connection with any activities or failure to act of Seller on or about the Property shall be limited solely to Seller's interest in the Property or an amount equal to the proceeds from the sale of Seller's interest in the Property. This limitation shall extend to any agreement, covenant, representation, warranty, assignment, assumption or action made, delivered, executed or done under or in connection with this Agreement. This Section 18(p) shall survive the Closing of Escrow and any termination of this Agreement.

                  (q) Venue. The venue for any suit involving this Agreement shall be in Franklin County, Ohio.

                  IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the respective date set forth opposite their signature; the Agreement shall be effective upon its acceptance and execution by Seller.

                                    PURCHASER

EXECUTED by Purchaser                       FLEETWOOD MANAGEMENT, INC.
on the __23__ day of
July, 2003.

                                            By: /s/ Robert J. Beggs
                                                 Robert J. Beggs, President





                                     SELLER

EXECUTED by Seller                          BROWN-BENCHMARK PROPERTIES
on the _29th_ day of                                 LIMITED PARTNERSHIP
July, 2003.
                                            By:  BROWN-BENCHMARK AGP, INC.,
                                                 Administrative General Partner



                                            By: /s/ Terry F. Hall
                                            Terry F. Hall
                                            Vice President


                                            By: BENCHMARK EQUITIES, INC.,
                                                Development General Partner



                                           By: /s/ Daniel P. Riedel
                                           Daniel P. Riedel
                                           President

                  The undersigned Escrow Holder has executed this Agreement for the purposes of acknowledging its rights and obligations hereunder.

EXECUTED by Escrow                          METROPOLITAN TITLE COMPANY-OHIO, LLC
Holder on the _____ day
of July, 2003

                                            By:  _______________________________
                                            Name:
                                            Title:

                                                                         Annex 4


                                AMENDMENT TO THE
                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                        AGREEMENT OF LIMITED PARTNERSHIP


         THIS first AMENDMENT TO THE BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") is made and effective as of this 5th day of September 2003.

         WHEREAS, certain parties formed a limited partnership known as "Brown-Benchmark Properties Limited Partnership" (the "Partnership") pursuant to the laws of the State of Delaware on June 1, 1987, and on that date executed an Agreement of Limited Partnership (the "Partnership Agreement");

         WHEREAS, Section 5.3(A)(i) of the Partnership Agreement authorizes the Unitholders, by the Majority Vote of the Unitholders, to amend the Partnership Agreement; provided that such amendment (a) shall not in any manner allow the Unitholders to take part in the control of the Partnership's business in any manner which would subject them to liability as general partners under the Act or any other applicable law, and (b) shall not, without the consent of any General Partner affected, alter the rights, powers, or duties of the affected General Partner or its interest in Profit and Loss, Net Cash Flow, Net Proceeds of Sale or Refinancing, or alter any of the provisions of 8.2 of the Partnership Agreement;

         WHEREAS, pursuant to a solicitation by the Partnership, Unitholders owning more than 50% of the outstanding Units have affirmatively voted in favor of this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowldeged, the General Partners do hereby amend the Partnership Agreement pursuant to the Majority Vote of the Unitholders, as follows:

1. Section 5.2A is hereby amended by adding after Subsection (xvii) the following subsection: (xviii) to sell all or substantially all of the Properties.

2.       Section 5.4A is hereby amended by deleting Subsection (xv) thereof.

3. Article XI is hereby amended by adding after Section 11.4 the following section:

         Section 11.5 Action by written consent of Unitholders

                  On any matter that is to be voted on, consented to, or approved by Unitholders, the Unitholders may take such action without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the Unitholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Unitholders entitled to vote thereon were present and voted. On any matter that is to be voted on by Unitholders, the Unitholders may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by applicable law. A consent transmitted by electronic transmission by a Unitholder or by a person or persons authorized to act for a Unitholder shall be deemed to be written and signed for purposes of this Section 11.5.

4. Retroactive Application. This Amendment shall apply retroactively to any and all other actions of the Unitholders taken by written consent in lieu of a meeting.

5. Certain Capitalized Terms. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect.

6. Severability. If any term or other provision of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms and provisions of this Amendment shall remain in full force and effect and shall in no way be effectively impaired or invalidated.

7. Full Force and Effect. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect.

                      [Signatures appear on following page]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

         Brown-Benchmark AGP, Inc.
                  Administrative General Partner

         By:  /s/  Terry F. Hall
         Name:  Terry F. Hall
         Title: Vice President


         Benchmark Equities, Inc.
                  Development General Partner

         By:  /s/  Daniel P. Riedel
         Name:  Daniel P. Riedel
         Title: President